                                                      Supplementary Terms Notice

                                         PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                                                       (Trustee)

                                                      CRUSADE MANAGEMENT LIMITED
                                                                       (Manager)

                                                          ST.GEORGE BANK LIMITED
                                                               (Approved Seller)

                                                          ST.GEORGE BANK LIMITED
                                                                      (Servicer)

                                                          ST.GEORGE BANK LIMITED
                                                                   (Indemnifier)

                                                 ST.GEORGE CUSTODIAL PTY LIMITED
                                                                     (Custodian)

                                                                    P.T. LIMITED
                                                              (Security Trustee)

                                                            THE BANK OF NEW YORK
                                                                  (Note Trustee)

                                              Crusade Global Trust No. 2 of 2004

                                                          ALLENS ARTHUR ROBINSON
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                             Tell 61 2 9230 4000
                                                              Fax 61 2 9230 5333

Supplementary Terms Notice                              Allens Arthur Robinson +

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TABLE OF CONTENTS

1.       INTRODUCTION                                                         4

2.       DEFINITIONS AND INTERPRETATION                                       5
         2.1      Definitions                                                 5
         2.2      Interpretation                                             33
         2.3      Limitation of liability                                    33
         2.4      Knowledge of Trustee                                       35

3.       DIRECTION AND TRUST BACK                                            35

4.       NOTES                                                               35
         4.1      Conditions of Notes                                        35
         4.2      Summary of conditions of Notes                             35
         4.3      Issue of Notes                                             37
         4.4      Trustee's Covenant to Noteholders and the Note Trustee     38
         4.5      Repayment of Notes on Payment Dates                        39
         4.6      Final Redemption                                           39
         4.7      Period During Which Interest Accrues                       40
         4.8      Calculation of Interest                                    40
         4.9      Step-Up Margin                                             41
         4.10     Aggregate receipts                                         41

5.       CASHFLOW ALLOCATION METHODOLOGY                                     41
         5.1      Total Available Funds                                      41
         5.2      Excess Available Income - Reimbursement of Charge Offs
                    and Principal Draws                                      43
         5.3      Excess Distribution                                        44
         5.4      Initial Principal Distributions                            44
         5.5      Principal Distributions prior to Stepdown Date             45
         5.6      Principal distributions on and after Stepdown Date         47
         5.7      Final Maturity Date                                        48
         5.8      Redraws and Further Advances                               48
         5.9      Determination Date - Payment Shortfall                     49
         5.10     Liquidity Draws                                            49
         5.11     Allocating Liquidation Losses                              50
         5.12     Insurance claims                                           50
         5.13     Payments before Payment Date                               51
         5.14     Charge Offs                                                51
         5.15     Payments into US$ Account                                  52
         5.16     Payments out of US$ Account                                52
         5.17     Payments into Euro Account                                 52
         5.18     Payments out of Euro Account                               52
         5.19     Rounding of amounts                                        53
         5.20     Manager's Report                                           53
         5.21     Payment Priorities Following an Event of Default:
                    Security Trust Deed                                      53
         5.22     Prescription                                               55
         5.23     Accounting Procedures:  Principal & Interest               55

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         5.24     Replacement of Currency Swap                               55
         5.25     Notice of calculations                                     56
         5.26     Bond Factors                                               56
         5.27     Loan Offset Interest                                       56

6.       MASTER TRUST DEED AND SERVICING AGREEMENT                           57
         6.1      Completion of details in relation to Master Trust Deed     57
         6.2      Amendments to Master Trust Deed                            58
         6.3      Amendments to the Servicing Agreement                      96
         6.4      Clause 6.14                                                96

7.       CALL AND TAX REDEMPTION                                             97
         7.1      Call of Class A Notes                                      97
         7.2      Call of Class B Notes                                      97
         7.3      Call of Class C Notes                                      97
         7.4      Tax Event                                                  98
         7.5      Full satisfaction                                          99

8.       SUBSTITUTION AND REMOVAL OF PURCHASED RECEIVABLES                   99
         8.1      Approved Seller substitution                               99
         8.2      Other substitutions                                        99
         8.3      Selection criteria                                        100
         8.4      Removal of Purchased Receivables - Top Ups                100

9.       APPLICATION OF THRESHOLD RATE                                      101
         9.1      Calculation of Threshold Rate                             101
         9.2      Setting Threshold Rate                                    102
         9.3      Loan Offset Deposit Accounts                              102

10.      TITLE PERFECTION EVENTS                                            102

11.      BENEFICIARY                                                        103
         11.1     Issue of Units                                            103
         11.2     Residual Capital Unit                                     103
         11.3     Residual Income Unit                                      103
         11.4     Unit Register                                             104

12.      NOTE TRUSTEE                                                       105
         12.1     Capacity                                                  105
         12.2     Exercise of rights                                        105
         12.3     Representation and warranty                               105
         12.4     Payments                                                  105
         12.5     Payment to be made on Business Day                        105

13.      COMPLIANCE WITH SECURITY TRUST DEED                                105

14.      CUSTODIAN AGREEMENT                                                105

15.      MANAGER'S DIRECTIONS TO BE IN WRITING                              106

16.      UNDERTAKINGS BY APPROVED SELLER AND SERVICER                       106

17.      TAX REFORM                                                         106
         17.1     Taxation of trusts and consolidated groups                106

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         17.2     Amending Bill - taxation of trusts                        107
         17.3     Group tax liabilities                                     108
         17.4     Evidence of tax sharing agreement                         108
         17.5     Objective                                                 109
         17.6     Residual Income Beneficiary                               109

18.      ACKNOWLEDGMENTS                                                    109

19.      SECURITY TRUST DEED                                                109

20.      GOVERNING LAW                                                      112

21.      COUNTERPARTS                                                       112

SCHEDULE 1                                                                  116

SCHEDULE 2                                                                  118
         Application for A$ Notes                                           118
         Crusade Global Trust No. 2 of 2004                                 118

SCHEDULE 3                                                                  120
         Note Acknowledgment                                                120
         Crusade Global Trust No. 2 of 2004                                 120

SCHEDULE 4                                                                  122
         Note Transfer and Acceptance                                       122
         Crusade Global Trust No. 2 of 2004                                 122

SCHEDULE 5                                                                  125

SCHEDULE 6                                                                  127
         Independent auditor's Annual Servicer Compliance Certificate
                to the Directors of Crusade Management Limited              127

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1.       INTRODUCTION

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         This Supplementary Terms Notice is issued on              2004 pursuant
         and subject to the Master Trust Deed dated 14 March 1998 (the MASTER
         TRUST DEED) between the Trustee, the Manager, St.George, the Custodian, the Security Trustee and the Note Trustee.

         PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) of Level
         7, 9 Castlereagh Street, Sydney, New South Wales 2000 in its capacity as trustee of Crusade Global Trust No. 2 of 2004 (the TRUSTEE);

         CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) of 4-16 Montgomery
         Street, Kogarah, New South Wales 2217 as Manager (the MANAGER);

         ST.GEORGE BANK LIMITED (ABN 92 055 513 070) of 4-16 Montgomery Street,
         Kogarah, New South Wales 2217 in its capacity as Servicer, Approved
         Seller and Indemnifier (ST.GEORGE);

         ST.GEORGE CUSTODIAL PTY LIMITED (ABN 87 003 347 411) of 4-16 Montgomery
         Street, Kogarah, New South Wales 2217 (the CUSTODIAN);

         P.T. LIMITED (ABN 67 004 454 666) of Level 7, 9 Castlereagh Street
         Sydney, New South Wales 2000 in its capacity as security trustee under the Security Trust Deed (the SECURITY TRUSTEE); and

         THE BANK OF NEW YORK of 101 Barclay Street, Floor 21 West, New York,
         New York 10286, United States of America (the NOTE TRUSTEE) which has agreed to act as note trustee in relation to Notes issued by the Trust under the Note Trust Deed and in accordance with this Supplementary
         Terms Notice.

         This Supplementary Terms Notice is issued by the Manager and applies in respect of Crusade Global Trust No. 2 of 2004.

         Each party to this Supplementary Terms Notice agrees to be bound by the
         Transaction Documents as amended by this Supplementary Terms Notice in the capacity set out with respect to them in this Supplementary Terms
         Notice or the Master Trust Deed.

         The Trustee and the Manager agree, and St.George, the Custodian and the
         Security Trustee acknowledge that the Approved Seller is to be an
         Approved Seller for the purposes of the Master Trust Deed, this
         Supplementary Terms Notice and the other Transaction Documents for the
         Trust.

         The Trustee and the Manager agree, and St.George, the Custodian and the
         Security Trustee acknowledge that the Servicer is to be a Servicer for the purposes of the Master Trust Deed, this Supplementary Terms Notice and the other Transaction Documents for the Trust.

         The Trustee and the Manager agree, and St.George, the Custodian and the
         Security Trustee acknowledge that the Custodian is to be a Custodian for the purposes of the Master Trust Deed, this Supplementary Terms
         Notice and the other Transaction Documents for the Trust.

         The Servicer agrees to service the Purchased Receivables and the
         Purchased Receivable Securities in accordance with the Servicing
         Agreement.

         The Note Trustee has agreed to act as note trustee in relation to the
         Offshore Notes issued by the Trust under the Note Trust Deed in accordance with this Supplementary Terms Notice.

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         The Security Trustee has agreed to act as security trustee for the
         Mortgagees under the Security Trust Deed.

         The Trustees and the Manager agree, and St.George, the Custodian and the Security Trustee acknowledge that the Trust will be a TRUST for the purposes of the Transaction Documents.

         The parties acknowledge that the matters in clauses 3, 4, 5, 6, 7, 8,
         9, 10, 11, 14, 15, 16 and 17 of this Supplementary Terms Notice contain decisions not made by the Note Trustee.

2.       DEFINITIONS AND INTERPRETATION

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2.1      DEFINITIONS

         Unless otherwise defined in this Supplementary Terms Notice, words and phrases defined in the Master Trust Deed have the same meaning where used in this Supplementary Terms Notice.

         In this Supplementary Terms Notice, and for the purposes of the definitions in the Master Trust Deed, the following terms have the following meanings unless the contrary intention appears. These definitions apply only in relation to the Crusade Global Trust No. 2 of
         2004, and do not apply to any other Trust (as defined in the Master
         Trust Deed).

         A$ CLASS A-1 INTEREST AMOUNT means, for any Quarterly Payment Date in relation to a Confirmation for Class A-1 Notes, the amount in
         Australian dollars which is calculated:

         (a)      on a daily basis at the applicable rate set out in the Class
                  A-1 Currency Swap relating to the Class A-1 Notes which shall be AUD-BBR-BBSW, as defined in the ISDA Definitions, as at the first day of the Interest Period ending on (but excluding)
                  that Payment Date with a designated maturity of 90 days (or, in the case of the first Interest Period, the rate will be determined by linear interpolation of 2 and 3 months) plus the relevant Spread;

         (b)      on the aggregate of the A$ Equivalent of the Invested Amount of each Class A-1 Note as at the first day of the Interest
                  Period ending on (but excluding) that Payment Date; and

         (c)      on the basis of the actual number of days in that Interest
                  Period and a year of 365 days.

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         A$ CLASS A-2 INTEREST AMOUNT means for any Quarterly Payment Date, in relation to a Confirmation for Class A-2 Notes, the amount, in
         Australian dollars, which is calculated:

         (a)      on a daily basis at the applicable rate set out in the Class
                  A-2 Currency Swap relating to the Class A-2 Notes, which shall be AUD-BBR-BBSW, as defined in the ISDA Definitions as at the first day of the Interest Period ending on (but excluding)
                  that Payment Date with a designated maturity of 90 days (or, in the case of the first Interest Period, the rate will be determined by linear interpolation of 2 and 3 months) plus the relevant Spread;

         (b)      on the aggregate of the A$ Equivalent of the Invested Amount of each Class A-2 Note as of the first day of the Interest
                  Period ending on (but excluding) that Payment Date; and

         (c)      on the basis of the actual number of days in that Interest
                  Period and a year of 365 days.

         A$ EQUIVALENT means:

         (a)      in relation to an amount denominated or to be denominated in
                  US$, the amount converted to (and denominated in) A$ at the A$
                  Exchange Rate;

         (b)      in relation to an amount denominated or to be denominated in
                  Euros, the amount converted to (and denominated in) A$ at the
                  A$ Exchange Rate; or

         (c)      in relation to an amount denominated or to be denominated in
                  A$, the amount of A$.

         A$ EXCHANGE RATE means, on any date, the rate of exchange (set as at the commencement of a Currency Swap) applicable under:

         (a)      the Class A-1 Currency Swap for the exchange of United States dollars for Australian dollars; or

         (b)      the Class A-2 Currency Swap for the exchange of Euros for
                  Australian dollars.

         A$ NOTEHOLDER means a Noteholder of an A$ Note.

         A$ NOTE means a Class A-3 Note, a Class B Note or a Class C Note.

         ACCRUED INTEREST ADJUSTMENT means, in relation to the Approved Seller, all interest and fees accrued on the Purchased Receivables up to (but excluding) the Closing Date which are unpaid as at the close of business on the Closing Date.

         AGENCY AGREEMENT means the Agency Agreement dated on or about the date of this Supplementary Terms Notice between the Trustee, the Manager, the Note Trustee, the Principal Paying Agent, the other Paying Agents, the Note Registrar and the Calculation Agent.

         ARREARS subsist in relation to a Receivable at any time if, at that time, the principal outstanding under that Receivable is greater than the scheduled principal balance for that Receivable.

         ARREARS PERCENTAGE means, for any Payment Date:

         (a)      the aggregate Unpaid Balance of all Purchased Receivables
                  which are in Arrears by 60 consecutive days or more as at the end of the Collection Period immediately preceding that
                  Payment Date;

         divided by

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         (b)      the aggregate Unpaid Balance of all Purchased Receivables as at the end of the Collection Period immediately preceding that
                  Payment Date,

         expressed as a percentage.

         ASSET has the meaning in the Master Trust Deed and includes any Loan or any Mortgage specified in a Sale Notice or any Mortgage, Related
         Security or other rights with respect thereto which is acquired by the
         Trustee for the Trust, or any Authorised Investment acquired by the
         Trustee.

         ATTORNEY has the meaning given in the Security Trust Deed.

         AUTHORISED SIGNATORY means:

         (a)      in relation to the Note Trustee, any duly authorised officer of the Note Trustee and any other duly authorised person of the Note Trustee;

         (b)      in relation to the Principal Paying Agent, any duly authorised officer of the Principal Paying Agent and any other duly
                  authorised person of the Principal Paying Agent;

         (c)      in relation to the Calculation Agent, any duly authorised
                  officer of the Calculation Agent and any other duly authorised person of the Calculation Agent; and

         (d)      in relation to the Note Registrar, any duly authorised officer of the Note Registrar and any other duly authorised person of the Note Registrar.

         AVAILABLE INCOME means, in relation to the Trust for any Monthly
         Collection Period, the total of the following:

         (a)      the Finance Charge Collections for the Trust for that Monthly
                  Collection Period; plus

         (b)      to the extent not included in paragraph (a):

                  (i)      any amount received by or on behalf of the Trustee in
                           relation to that Monthly Collection Period on or by
                           the Monthly Payment Date immediately following the
                           end of that Monthly Collection Period with respect to
                           net receipts under any Interest Hedge (and for this
                           purpose net receipts under the Basis Swap will be
                           determined before any payment in Condition 4);

                  (ii)     any interest income received by or on behalf of the
                           Trustee during that Monthly Collection Period in
                           respect of moneys credited to the Collection Account
                           in relation to the Trust;

                  (iii)    amounts in the nature of interest otherwise paid by
                           the Approved Seller, the Servicer or the Manager to
                           the Trustee during that Monthly Collection Period in
                           respect of Collections held by it;

                  (iv)     all other amounts received by or on behalf of the
                           Trustee during that Monthly Collection Period in
                           respect of the Assets in the nature of income; and

                  (v)      all amounts received by or on behalf of the Trustee
                           in the nature of income during that Monthly
                           Collection Period from any provider of a Support
                           Facility (other than a Redraw Facility Agreement)
                           under that Support Facility and which the Manager
                           determines should be accounted for in respect of a
                           Finance Charge Loss,

         but excluding interest credited to a Support Facility Collateral
         Account.

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         Available Income, for any Quarterly Collection Period, means the total of the above amounts for the three Monthly Collection Periods that comprise that Quarterly Collection Period.

         BANK means:

         (a)      for the purposes of paragraph (a) of the definition of
                  BUSINESS DAY:

                  (i)      a corporation authorised under the Banking Act 1959
                           (Cth) to carry on general banking business in
                           Australia or a corporation formed or incorporated
                           under an Act of the Parliament of an Australian
                           jurisdiction to carry on the general business of
                           banking;

                  (ii)     and, for the purposes of the definition of EURO
                           ACCOUNT, a person authorised under the Banking Act
                           1987 (UK) to carry on a deposit taking business; or

                  (iii)    and, for the purposes of the definition of US$
                           ACCOUNT, a banking institution or trust company
                           organised or doing business under the laws of the
                           United States of America or any of its states; and

         (b)      in any other case, a corporation authorised under the Banking
                  Act 1959 (Cth) to carry on general banking business in
                  Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian jurisdiction to carry on the general business of banking.

         BASIS SWAP means, in relation to the master interest rate swap agreement dated on or about the date of this Supplementary Terms Notice made between the Trustee in its capacity as trustee of the Trust, the
         Manager and St.George as principal floating rate payer, on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction
         (as defined in that agreement) entered into in accordance with that agreement in relation to the interest rate risk arising from a Floating
         Rate Loan.

         BBSW REFERENCE BANK means any financial institution authorised to quote on the Reuters Screen BBSW Page.

         BENEFICIARY means, in relation to the Trust, each holder of a Unit (as defined in clause 11).

         BOND FACTOR means a Class A Bond Factor, a Class B Bond Factor or a
         Class C Bond Factor.

         BOOK-ENTRY NOTE means a book-entry note issued or to be issued by the
         Trustee in registered form under clause 3.1 of the Note Trust Deed representing Class A-1 Notes substantially in the form of schedule 1 to the Note Trust Deed.

         BREAK PAYMENT means any amount owed by an Obligor under a Fixed Rate
         Loan and which amount is owed following payment by that Obligor of any principal before the due date for that principal, in accordance with the terms of the relevant Receivable Agreement (and includes an amount owed by the Mortgage Insurer with respect to the obligation of an
         Obligor to pay any such amount).

         BUSINESS DAY means any day, other than a Saturday, Sunday or public holiday, on which Banks are open for business in London, New York,
         Sydney and The Trans-European Real-Time Gross Settlement Express
         Transfer (TARGET) System or any successor to it is open.

         CALCULATION AGENT means The Bank of New York or any successor as
         Calculation Agent under the Agency Agreement.

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         CALL DATE means the first Quarterly Payment Date falling immediately after the Quarterly Payment Date on which the aggregate Stated Amount of all Notes is less than or equal to 10% of the aggregate Initial
         Invested Amount of all Notes.

         CARRYOVER CHARGE OFF means, in relation to the Trust at any time, a
         Carryover Class A Charge Off, or a Carryover Class B Charge Off, a
         Carryover Class C Charge Off or a Carryover Redraw Charge Off.

         CARRYOVER CLASS A CHARGE OFF means, on any Quarterly Determination
         Date, in relation to a Class A Note, the aggregate of Class A Charge
         Offs in relation to that Class A Note prior to that Quarterly
         Determination Date and which have not been reinstated under clause
         5.2(a)(iv)(A), 5.2(a)(iv)(B) or 5.2(a)(iv)(C).

         CARRYOVER CLASS B CHARGE OFF means, on any Quarterly Determination
         Date, in relation to a Class B Note, the aggregate of Class B Charge
         Offs in relation to that Class B Note prior to that Quarterly
         Determination Date and which have not been reinstated under clause
         5.2(a)(v).

         CARRYOVER CLASS C CHARGE OFF means, on any Quarterly Determination
         Date, in relation to a Class C Note, the aggregate of Class C Charge
         Offs in relation to that Class C Note prior to that Quarterly
         Determination Date and which have not been reinstated under clause
         5.2(a)(vi).

         CARRYOVER REDRAW CHARGE OFF means, on any Quarterly Determination Date, the aggregate of Redraw Charge Offs prior to that Quarterly
         Determination Date and which have not been reinstated under clause
         5.2(a)(iv)(D).

         CLASS where used in relation to the Notes, means each class constituted by the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the
         Class B Notes and the Class C Notes and where used in relation to
         Noteholders means the holders of Notes in the relevant Class or Classes of Notes.

         CLASS A BOND FACTOR means, in relation to a Quarterly Determination
         Date the ratio, expressed as a percentage (rounded to six decimal places) equal to the aggregate of the A$ Equivalent of the Invested
         Amounts for Class A Notes for that Quarterly Determination Date, less the A$ Equivalent of all Class A Principal Payments to be made on the next Quarterly Payment Date divided by the aggregate A$ Equivalent of the Initial Invested Amounts for the Class A Notes.

         CLASS A CHARGE OFF means, in relation to a Class A Note, the amount of any reduction in the Class A Stated Amount for that Class A Note under clause 5.14(c)(i).

         CLASS A INITIAL INVESTED AMOUNT means, in relation to any Class A Note, the Initial Invested Amount of that Class A Note.

         CLASS A INTEREST means in relation to a Class A Note, all interest accrued on that Class A Note in respect of an Interest Period in accordance with clause 4.8.

         CLASS A NOTE means a Class A-1 Note, a Class A-2 Note or a Class A-3
         Note.

         CLASS A NOTEHOLDER means a Noteholder of a Class A Note.

         CLASS A PRINCIPAL DISTRIBUTION AMOUNT means, on any Payment Date, an amount equal to the lesser of:

         (a)      the Principal Collections remaining for distribution on that
                  Payment Date after payment of the Initial Principal
                  Distribution; and

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         (b)      the greater of:

                  (i)      the A$ Equivalent of the aggregate Invested Amount of
                           the Class A Notes at the beginning of the Collection
                           Period ending immediately before that Payment Date
                           minus the product of:

                          (A)      96.52%; and

                          (B)      the aggregate Unpaid Balance of the Purchased
                                   Receivables as of the last day of that
                                   Collection Period; and

                  (ii)     zero.

         CLASS A PRINCIPAL PAYMENT means each payment to the Class A Noteholders under clause 5.16 or clause 5.18 (as the case may be) following a payment under clauses 5.5(a)(iii) or 5.6(a)(iii).

         CLASS A STATED AMOUNT means, on a Quarterly Determination Date and in relation to a Class A Note, an amount equal to:

         (a)      the Class A Initial Invested Amount for that Note; less

         (b)      the aggregate of all Class A Principal Payments made before that Determination Date with respect to that Class A Note;
                  less

         (c)      Carryover Class A Charge Offs (if any) made in relation to that Class A Note; less

         (d)      Class A Principal Payments (if any) to be made in relation to that Class A Note on the next Payment Date; less

         (e)      Class A Charge Offs (if any) to be made in relation to that
                  Class A Note on the next Payment Date; plus

         (f)      the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that Class A Note under
                  clause 5.2(a)(iv) on that Determination Date.

         CLASS A-1 CURRENCY SWAP means:

         (a)      in relation to the master interest rate and currency exchange agreement dated on or about the date of this Supplementary
                  Terms Notice between the Trustee and the Currency Swap
                  Provider on the terms of the ISDA Master Agreement (with
                  amendments thereto), each Transaction (as defined in that
                  agreement) entered into in accordance with that agreement
                  under which the principal swap provider, agrees to pay certain amounts in A$ or US$ to the Trustee in exchange for certain amounts in US$ or A$ (as the case maybe) in relation to the
                  Class A-1 Notes; or

         (b)      any other Hedge Agreement on similar terms which, if entered into, will not result in the downgrading of, or withdrawal of the ratings for, any Class A-1 Notes.

         CLASS A-1 NOTE means each of the US$500,000,000 Class A-1 Mortgaged
         Backed Pass Through Floating Rate Notes due 2037 issued by the Trustee with the characteristics of a Class A-1 Note under this Supplementary
         Terms Notice and includes any relevant Book-Entry Note (or any part or interest in it) and any relevant Definitive Note..

         CLASS A-1 NOTEHOLDER means a Noteholder of a Class A-1 Note.

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         CLASS A-1 PROPORTION means, on any date, the A$ Equivalent of the aggregate Invested Amount of all Class A-1 Notes at that date divided by the aggregate of the A$ Equivalent of the Invested Amount of all
         Class A-1 Notes and all Class A-2 Notes and the Invested Amount of all
         Class A-3 Notes.

         CLASS A-2 CURRENCY SWAP means:

         (a)      in relation to the master interest rate and currency exchange agreement dated on or about the date of this Supplementary
                  Terms Notice between the Trustee and the Currency Swap
                  Provider on the terms of the ISDA Master Agreement (with
                  amendments thereto), each Transaction (as defined in that
                  agreement) entered into in accordance with that agreement
                  under which the principal swap provider, agrees to pay certain amounts in A$ or Euros to the Trustee in exchange for certain amounts in Euros or A$ (as the case maybe) in relation to the
                  Class A-2 Notes; or

         (b)      any other Hedge Agreement on similar terms which, if entered into, will not result in the downgrading of, or withdrawal of the ratings for, any Class A-2 Notes.

         CLASS A-2 NOTE means each of the C400,000,000 Class A-2 Mortgaged
         Backed Pass Through Floating Rate Notes due 2037.

         CLASS A-2 NOTEHOLDER means a Noteholder of a Class A-2 Note.

         CLASS A-2 NOTE MANAGER means Barclays Bank PLC or Credit Suisse First
         Boston (Europe) Limited.

         CLASS A-2 PERMANENT GLOBAL NOTE means the permanent bearer global note issued or to be issued by the Trustee under the Note Trust Deed and the terms of the Class A-2 Temporary Global Note and to be given in exchange for the Class A-2 Temporary Global Note representing the Class
         A-2 Notes, substantially in the form of Part B of Schedule 4 to the
         Note Trust Deed.

         CLASS A-2 PROPORTION means, on any date, the aggregate of the A$
         Equivalent of the aggregate Invested Amount of all Class A-2 Notes at that date divided by the aggregate of the A$ Equivalent of the Invested
         Amount of all Class A-1 Notes and all Class A-2 Notes and the Invested
         Amount of all Class A-3 Notes.

         CLASS A-2 SUBSCRIPTION AGREEMENT means the subscription agreement between the Trustee, the Class A-2 Note Managers, the Manager and
         St.George dated on or about [*] September 2004.

         CLASS A-2 TEMPORARY GLOBAL NOTE means the temporary bearer global note issued or to be issued by the Trustee under the Note Trust Deed representing the Class A-2 Notes substantially in the form of Part A of
         Schedule 2 to the Note Trust Deed.

         CLASS A-3 NOTE means each of the A$500,000,000 Class A-3 Mortgaged
         Backed Pass Through Floating Rate Notes due 2037.

         CLASS A-3 NOTEHOLDER means a Noteholder of a Class A-3 Note.

         CLASS A-3 PROPORTION means, on any date, the aggregate of the Invested
         Amount of all Class A-3 Notes at that date divided by the aggregate of the A$ Equivalent of the Invested Amount of all Class A-1 Notes and
         Class A-2 Notes and the Invested Amount of all Class A-3 Notes.

         CLASS B BOND FACTOR means, in relation to a Quarterly Determination
         Date, the ratio, expressed as a percentage (rounded to six decimal places) equal to the aggregate of the Invested Amounts for all

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         Class B Notes for that Quarterly Determination Date less all Class B
         Principal Payments to be made on the next Quarterly Payment Date, divided by the aggregate Class B Initial Invested Amounts for the Class
         B Notes.

         CLASS B CHARGE OFF means, in relation to a Class B Note, the amount of any reduction in the Class B Stated Amount for that Note under clause
         5.14(b).

         CLASS B INITIAL INVESTED AMOUNT means, in relation to any Class B Note, the Initial Invested Amount of that Class B Note.

         CLASS B INTEREST means all interest accrued on the Class B Notes in respect of an Interest Period in accordance with clause 4.8.

         CLASS B NOTE means each of the A$23,600,000 Class B Mortgaged Backed
         Pass Through Floating Rate Notes due 2037.

         CLASS B NOTEHOLDER means a Noteholder of a Class B Note.

         CLASS B PRINCIPAL DISTRIBUTION AMOUNT means, on any Payment Date, an amount equal to the lesser of:

         (a)      the Principal Collections remaining for distribution on that
                  Payment Date after payment of the Initial Principal
                  Distributions and the Class A Principal Distribution Amount;
                  and

         (b)      the greater of:

                  (i)      the A$ Equivalent of the aggregate Invested Amount on
                           the Class A Notes (after taking into account the
                           payment of the Class A Principal Distribution Amount
                           on that Payment Date) plus the aggregate Invested
                           Amount of the Class B Notes at the beginning of the
                           Collection Period ending immediately before that
                           Payment Date minus the product of:

                           (A)      99.00% and

                           (B)      the aggregate Unpaid Balance of the
                                    Purchased Receivables as of the last day of
                                    that Collection Period; and

                  (ii)     zero.

         CLASS B PRINCIPAL PAYMENT means each payment to the Class B Noteholders under clauses 5.5(a)(iii) or 5.6(a)(iii).

         CLASS B STATED AMOUNT means, on a Quarterly Determination Date and in relation to a Class B Note, an amount equal to:

         (a)      the Class B Initial Invested Amount for that Note; less

         (b)      the aggregate of all Class B Principal Payments made before that Determination Date with respect to that Class B Note;
                  less

         (c)      Carryover Class B Charge Offs (if any) made in relation to that Class B Note; less

         (d)      Class B Principal Payments (if any) to be made in relation to that Class B Note on the next Payment Date; less

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         (e)      Class B Charge Offs (if any) to be made in relation to that
                  Class B Note on the next Payment Date; plus

         (f)      the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that Class B Note under
                  clause 5.2(a)(v) on that Determination Date.

         CLASS C BOND FACTOR means in relation to a Quarterly Determination
         Date, the ratio, expressed as a percentage (rounded to six decimal places) equal to the aggregate of the Invested Amounts for all Class C
         Notes for that Quarterly Determination Date less all Class C Principal
         Payments to be made on the next Quarterly Payment Date divided by the aggregate Class C Initial Invested Amounts for the Class C Notes.

         CLASS C CHARGE OFF means, in relation to a Class C Note, the amount of any reduction in the Class C Stated Amount for that Note under clause
         5.14(a).

         CLASS C INITIAL INVESTED AMOUNT means, in relation to any Class C Note, the Initial Invested Amount of that Class C Note.

         CLASS C INTEREST means in relation to a Class C Note all interest accrued on that Class C Note in respect of an Interest Period in accordance with clause 4.8.

         CLASS C NOTE means each of the A$9,600,000 Class C Mortgaged Backed
         Pass Through Floating Rate Notes due 2037.

         CLASS C NOTEHOLDER means a Noteholder of a Class C Note.

         CLASS C PRINCIPAL DISTRIBUTION AMOUNT means, on any Payment Date, an amount equal to the lesser of:

         (a)      the Principal Collections remaining for distribution on that
                  Payment Date after payment of the Initial Principal
                  Distributions, the Class A Principal Distribution Amount and
                  the Class B Principal Distribution Amount; and

         (b)      the greater of:

                  (i)     the A$ Equivalent of the aggregate Invested Amount of
                          the Class A Notes (after taking into account the
                          payment of the Class A Principal Distribution Amount
                          on that Payment Date) plus the aggregate Invested
                          Amount of the Class B Notes (after taking into account
                          the payment of the Class B Principal Distribution
                          Amount on that Payment Date) plus the aggregate
                          Invested Amount of the Class C Notes at the beginning
                          of the Collection Period ending immediately before
                          that Payment Date minus the product of:

                          (A)      100.00%; and

                          (B)      the aggregate Unpaid Balance of the Purchased
                                   Receivables as of the last day of that
                                   Collection Period; and

                  (ii)     zero.

         CLASS C PRINCIPAL PAYMENT means each payment to the Class C Noteholders under clause 5.5(a)(v) or 5.6(a)(v).

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         CLASS C STATED AMOUNT means, on a Quarterly Determination Date and in relation to a Class C Note, an amount equal to:

         (a)      the Class C Initial Invested Amount for that Note; less

         (b)      the aggregate of all Class C Principal Payments made before that Determination Date with respect to that Class C Note;
                  less

         (c)      Carryover Class C Charge Offs (if any) made in relation to that Class C Note; less

         (d)      Class C Principal Payments (if any) to be made in relation to that Class C Note on the next Payment Date; less

         (e)      Class C Charge Offs (if any) to be made in relation to that
                  Class C Note on the next Payment Date; plus

         (f)      the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that Class C Note under
                  clause 5.2(a)(vi) on that Determination Date.

         CLEARING AGENCY means an organisation registered as a CLEARING AGENCY pursuant to Section 17A of the Exchange Act appointed by the Manager and the Trustee to hold Notes (directly or through a Common
         Depository), and initially means DTC.

         CLEARSTREAM, LUXEMBOURG means Clearstream, Banking societe anonyme.

         CLOSING DATE means, in relation to the Trust, 15 September 2004 or such later date as may be agreed between the Trustee and the Note Managers.

         COLLECTION ACCOUNT means, in relation to the Trust, the Australian dollar account number 837436316 held at Australia and New Zealand
         Banking Group Limited (ABN 11 005 357 522) at its office at 68 Pitt
         Street, Sydney NSW 2000 or any other account opened under clause 21 of the Master Trust Deed and maintained by the Trustee with an Approved
         Bank.

         COLLECTION PERIOD means a Monthly Collection Period or a Quarterly
         Collection Period.

         COLLECTIONS means, in relation to the Trust for a period, Finance
         Charge Collections and Principal Collections for that period.

         COMMON DEPOSITORY means:

         (a)      in relation to the Class A-1 Notes, Cede & Co, as depository for DTC, or any other common depository for DTC or any
                  Clearing Agency appointed from time to time to hold any
                  Book-Entry Note; or

         (b)      in relation to the Class A-2 Notes, The Bank of New York as common depository for Euroclear and Clearstream, Luxembourg, or any other common depository for Euroclear and Clearstream,
                  Luxembourg as appointed from time to time to hold any Global
                  Note.

         CONDITIONS means the Conditions for the:

         (a)      Class A-1 Notes in the form set out in schedule 3 of the Note
                  Trust Deed; and

         (b)      Class A-2 Notes in the form set out in schedule 6 of the Note
                  Trust Deed.

         CONFIRMATION means, in respect of a Currency Swap, any Confirmation (as defined in that Currency Swap).

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         COUPON means, in relation to a Definitive Note,

         (a)      any bearer interest coupon or any bearer principal coupon
                  relating to that Definitive Note;

         (b)      any replacement coupon issued under the relevant Condition; or

         (c)      where the context requires, a talon relating to that
                  Definitive Note.

         COUPONHOLDER means the holder of any Coupon relating to the Notes.

         CURRENCY SWAP means the Class A-1 Currency Swap or the Class A-2
         Currency Swap.

         CURRENCY SWAP PROVIDER means Barclays Bank PLC.

         CUSTODIAN AGREEMENT means the agreement so entitled dated 19 March 1998 between the Trustee, the Manager and the Custodian.

         CUSTODIAN FEE means the fee payable under clause 6.1(d) of this
         Supplementary Terms Notice and CLAUSE 6.1 of the Custodian Agreement.

         CUT-OFF DATE means, in respect of each Receivable and Receivable
         Security, close of business, 22 August 2004.

         DEFINITIVE CLASS A-1 NOTE means a note in definitive form issued or to be issued in respect of any Class A-1 Note under, and in the circumstances specified in the Note Trust Deed, and includes any replacement for a Definitive Class A-1 Note issued under the relevant
         Conditions.

         DEFINITIVE NOTE means a Definitive Class A-1 Note or a Definitive Class
         A-2 Note.

         DEFINITIVE CLASS A-2 NOTE means a bearer note in definitive form issued or to be issued in respect of Class A-2 Notes under, and in the circumstances specified in the Note Trust Deed, and includes any replacement for a Definitive Class A-2 Note issued under the relevant
         Conditions.

         DESIGNATED RATING AGENCY means S&P or Moody's.

         DETERMINATION DATE means a Monthly Determination Date or a Quarterly
         Determination Date.

         DTC means The Depository Trust Company.

         ELIGIBILITY CRITERIA means the criteria set out in schedule 1 to this
         Supplementary Terms Notice, subject to the Trustee and Manager receiving confirmation from the Designated Rating Agencies that the criteria will not adversely affect the Rating.

         ENFORCEMENT EXPENSES means the costs and expenses incurred by the
         Approved Seller or the Servicer in connection with the enforcement of any Purchased Receivables or the related Receivable Rights referred to in clause 6.2(a) of the Servicing Agreement.

         EURIBOR means the rate "EUR-EURIBOR - Telerate", as the applicable
         Floating Rate Option under the Definitions of the International Swaps and Derivates Association, Inc. (ISDA) incorporating the 2000 ISDA
         Definitions, as amended and updated as at the Issue Date (the ISDA
         DEFINITIONS) being applicable for deposits in Euros for a period of 3 months (or, in the case of the first Interest Period, the linear interpolation of 2 and 3 months) which appears on the Telerate page 248 as of 11.00am, Brussels time, on the relevant Interest Determination
         Date. If such rate does not appear on the Telerate Page 248, the rate for that Interest Period will be determined as if the Trustee and the
         Calculation Agent had specified "EUR-EURIBOR - Reference Banks" as the
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         Floating Rate Option under the ISDA Definitions. "EUR-EURIBOR -
         Reference Banks" means that the rate for an Interest Period for a Euro
         Note will be determined on the basis of the rates at which deposits in
         Euros are offered by four major banks in the Euro-zone interbank market agreed to by the Calculation Agent and the Currency Swap Provider (the
         REFERENCE BANKS) at approximately 11.00am, Brussels time, on the relevant Interest Determination Date to prime banks in the Euro-zone interbank market for a period of 3 months (or, in the case of the first
         Interest Period, the linear interpolation of 2 and 3 months) commencing on the first day of the Interest Period and in a Representative Amount
         (as defined in the ISDA Definitions). The Calculation Agent will request the principal Euro-zone office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided by Reference Banks to the Calculation Agent, the rate for that
         Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided by Reference Banks to the Calculation
         Agent following the Calculation Agent's request, the rate for that
         Interest Period will be the arithmetic mean of the rates quoted by four major banks in the Euro-zone, selected by the Calculation Agent and the
         Currency Swap Provider, at approximately 11.00am, Brussels time, on that Interest Determination Date for loans in Euros to leading European banks for a period of 3 months (or, in the case of the first Interest
         Period, the linear interpolation of 2 and 3 months) commencing on the first day of the Interest Period and in a Representative Amount. If no
         such rates are available in the Euro-zone, then the rate for such
         Interest Period will be the most recently determined rate in accordance with this definition.

         EURO AND (EURO) means the single currency introduced at the third stage of the European Economic and Monetary Union pursuant to the Treaty
         Establishing the European Community as amended.

         EUROCLEAR means Euroclear Bank S.A/N.V. as operator of the Euroclear
         System.

         EURO ACCOUNT means, in relation to the Trust, the Euro account opened with the Principal Paying Agent or any other Euro account opened and maintained outside Australia, with the Principal Paying Agent so long as the Principal Paying Agent is an Approved Bank.

         EURO EQUIVALENT means:

         (a)      in relation to an amount denominated or to be denominated in
                  Australian dollars, that amount converted to (and denominated
                  in) Euros at the Euro Exchange Rate; or

         (b)      in relation to an amount denominated in Euros the amount of
                  Euros.

         EURO EXCHANGE RATE means in relation to a Currency Swap or a Class A-2
         Note to which that Currency Swap relates, on any date, the rate of exchange (set as at the commencement of that Currency Swap) applicable under that Currency Swap for the exchange of Australian dollars for
         Euros.

         EXCESS AVAILABLE INCOME means, for a Quarterly Collection Period, the amount (if any) by which the Total Available Funds for the Quarterly
         Collection Period exceeds the Total Payments for the Quarterly
         Collection Period.

         EXCESS DISTRIBUTION means, in relation to a Quarterly Collection
         Period, the amount (if any) by which the Excess Available Income for that Quarterly Collection Period exceeds the amounts applied under clause 5.2 on each Determination Date relating to that Quarterly
         Collection Period.

         EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended.

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         EXCLUDED ASSET will have no meaning for the purposes of the Security
         Trust Deed.

         EXCLUDED ADVANCE will have no meaning for the purposes of the Security
         Trust Deed.

         FINAL MATURITY DATE means the date specified in clause 4.2(i).

         FINANCE CHARGE COLLECTIONS means, for a Monthly Collection Period, the aggregate of:

         (a)      the aggregate of all amounts received by or on behalf of the
                  Trustee during that Monthly Collection Period in respect of interest, fees and other amounts in the nature of income
                  payable under or in respect of the Purchased Receivables and the related Receivable Rights, to the extent not included
                  within any other paragraph of this definition, including:

                  (i)      any Liquidation Proceeds on account of interest
                           received during that Monthly Collection Period;

                  (ii)     any payments by the Approved Seller to the Trustee on
                           the repurchase of a Purchased Receivable under the
                           Master Trust Deed during that Monthly Collection
                           Period which are attributable to interest;

                  (iii)    any Break Payments received during that Monthly
                           Collection Period;

                  (iv)     any amount received by the Trustee from the Approved
                           Seller under clause 5.27 with respect to that Monthly
                           Collection Period attributable to interest; and

                  (v)      any interest on Collections paid by the Approved
                           Seller under clause 5.2(b)(ii) of the Servicing
                           Agreement (as amended by this Supplementary Terms
                           Notice) and received by the Trustee during that
                           Monthly Collection Period.

         (b)      all amounts in respect of interest, fees and other amounts in the nature of income, received by or on behalf of the Trustee during that Monthly Collection Period including:

                  (i)      from the Approved Seller, in respect of any breach of
                           a representation, warranty or undertaking contained
                           in the Master Trust Deed or this Supplementary Terms
                           Notice;

                  (ii)     from the Approved Seller under any obligation under
                           the Master Trust Deed or this Supplementary Terms
                           Notice to indemnify or reimburse the Trustee for any
                           amount;

                  (iii)    from the Servicer in respect of any breach of a
                           representation, warranty or undertaking contained in
                           the Servicing Agreement;

                  (iv)     from the Servicer under any obligation under the
                           Servicing Agreement to indemnify or reimburse the
                           Trustee for any amount;

                  (v)      from the Custodian in respect of any breach of a
                           representation, warranty or undertaking contained in
                           the Custodian Agreement;

                  (vi)     from the Custodian under any obligation under the
                           Custodian Agreement to indemnify or reimburse the
                           Trustee for any amount;

                  (vii)    from the Indemnifier under the Indemnity in respect
                           of any losses arising from a breach by the Custodian
                           of its obligations under the Custodian Agreement;

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                  (viii)   from the Trustee in its personal capacity in respect
                           of any breach of a representation, warranty or
                           undertaking in respect of which it is not entitled to
                           be indemnified out of the Assets of the Trust, or any
                           indemnity from the Trustee in its personal capacity
                           contained in the Transaction Documents;

                  (ix)     from the Approved Seller, the Servicer, the
                           Indemnifier, the Manager or the Custodian, in respect
                           of any breach of a representation, warranty or
                           undertaking by it in respect of a breach under any
                           Transaction Document or under any indemnity contained
                           in the Transaction Documents; and

                  (x)      from the Manager in respect of any breach of a
                           representation, warranty or undertaking of the
                           Manager in respect of a breach of which it is not
                           entitled to be indemnified out of the Assets of the
                           Trust, or any indemnity from the Manager, contained
                           in the Transaction Documents,

                  in each case which are determined by the Manager to be in
                  respect of interest, fees and other amounts in the nature of income payable under the Purchased Receivables and the related
                  Receivable Rights; and

         (c)      Recoveries in the nature of income received by or on behalf of the Trustee during that Monthly Collection Period;

         less:

         (d)      the Government Charges collected by or on behalf of the
                  Trustee for that Monthly Collection Period; and

         (e)      the aggregate of all bank fees and charges due to the Servicer or the Approved Seller as agreed by them and consented to by the Trustee (that consent not to be unreasonably withheld)
                  from time to time and collected by the Approved Seller or the
                  Servicer during that Monthly Collection Period.

         For a Quarterly Collection Period, FINANCE CHARGE COLLECTIONS means the aggregate of those amounts relating to the three Monthly Collection
         Periods that comprise that Quarterly Collection Period.

         FINANCE CHARGE LOSS means, for a Quarterly Collection Period, the amount of any Liquidation Loss referred to in clause 5.10(a).

         FIXED RATE LOAN means, at any time, any Purchased Receivable which bears a fixed rate of interest at that time.

         FLOATING RATE LOAN means, at any time, any Purchased Receivable which bears a variable rate of interest, as permitted by the relevant
         Receivable Agreement, at the discretion of the Approved Seller.

         FURTHER ADVANCE means in relation to any Collection Period, an amount provided to an Obligor by the Approved Seller under a Purchased Loan in that Collection Period which increases the principal amount of that
         Purchased Loan and which is not a Redraw (notwithstanding that the scheduled principal balance is required to be increased by reason of the provision of that amount).

         GLOBAL NOTE means the Class A-2 Temporary Global Note or the Class A-2
         Permanent Global Note.

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         GOVERNMENT CHARGES means, for any Collection Period, the aggregate of all amounts collected by the Servicer or the Approved Seller in that
         Collection Period in respect of the Purchased Receivables and the related Receivable Rights representing bank account taxes or similar
         Taxes.

         GST means any goods and services tax, broad based consumption tax or value added tax imposed by any government agency and includes any goods and services tax payable under the A New Tax System (Goods and Services
         Tax) Act 1999 (Cth).

         HEDGE AGREEMENT in relation to the Trust includes any Interest Hedge and the Currency Swap.

         HOUSING LOAN PRINCIPAL means, in relation to a Purchased Receivable, the principal amount of that Purchased Receivable from time to time.

         INCOME DISTRIBUTION DATE means, for the purposes of the Master Trust
         Deed, each Payment Date.

         INDEMNIFIER means St.George.

         INDEMNITY means the deed of indemnity between the Trustee, the
         Indemnifier, the Custodian and the Manager dated 14 March 1998.

         INFORMATION MEMORANDUM means the information memorandum relating to the
         Trust and the A$ Notes dated on or about the date of this Supplementary
         Terms Notice (attaching the Prospectus).

         INITIAL INVESTED AMOUNT means:

         (a)      in respect of a Note, the amount stated as the Initial
                  Invested Amount for that Note in clause 4.2(e);

         (b)      in respect of all Notes of a Class:

                  (i)     the sum of the aggregate of the Initial Invested
                          Amount of all Notes of that Class (in the case of the
                          Class A-3 Notes, the Class B Notes or the Class C
                          Notes); or

                  (ii)    the sum of the aggregate of the A$ Equivalent of the
                          Initial Invested Amount of all Notes of that Class (in
                          the case of the Class A-1 Notes or the Class A-2
                          Notes); and

         (c)      in respect of all Notes, the sum of the aggregate of the
                  Initial Invested Amount of all A$ Notes and the aggregate of the relevant A$ Equivalent of the Initial Invested Amounts of all Offshore Notes.

         INITIAL PRINCIPAL DISTRIBUTION means any distribution of Principal
         Collections in accordance with clause 5.4(c).

         INTEREST means Class A Interest, Class B Interest or Class C Interest.

         INTEREST HEDGE means the Basis Swap or an Interest Rate Swap.

         INTEREST PAYMENT DATE means, for the purposes of the Master Trust Deed, each Quarterly Payment Date.

         INTEREST PERIOD means:

         (a)      in relation to the first Interest Period of a Note, the period commencing on (and including) the Closing Date and ending on
                  (but excluding) the first Quarterly Payment Date; and

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         (b)      in relation to the final Interest Period, the period
                  commencing on (and including) the Quarterly Payment Date prior to the day on which all amounts due on such Notes are redeemed in full in accordance with the Transaction Documents and
                  ending on (but excluding) such day; provided that if the
                  Stated Amount of any Note on the due date for redemption is not zero and payment of principal due is improperly withheld or refused, the final Interest Period shall end on the day on which:

                  (i)      the monies in respect of that Note have been received
                           by the Note Trustee or the Principal Paying Agent and
                           notice to that effect has been given in accordance
                           with the relevant Condition; or

                  (ii)     the Stated Amount of that Note has been reduced to
                           zero provided that Interest shall thereafter begin to
                           accrue from (and including) any date on which the
                           Stated Amount of that Note becomes greater than zero;
                           and

         (c)      in relation to each other Interest Period, each period
                  commencing on (and including) a Quarterly Payment Date and ending on (but excluding) the next Quarterly Payment Date.

         INTEREST RATE means, in relation to:

         (a)      a Class A-1 Note and an Interest Period, LIBOR in relation to that Interest Period plus the relevant Margin for the Class
                  A-1 Notes;

         (b)      a Class A-2 Note and an Interest Period, EURIBOR in relation to that Interest Period plus the relevant Margin for the Class
                  A-2 Notes; and

         (c)      an A$ Note and an Interest Period, the Three Month Bank Bill
                  Rate in relation to that Interest Period plus the relevant
                  Margin for the relevant A$ Note.

         INTEREST RATE SWAP means, in relation to the master agreement dated on or about the date of this Supplementary Terms Notice made between the
         Trustee as trustee of the Trust, the Manager and St.George as principal floating rate payer, on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction (as defined in that agreement)
         entered into in accordance with that agreement in relation to the interest rate risk arising from a Receivable which is a Fixed Rate
         Loan.

         INVESTED AMOUNT means, on a Determination Date in relation to a Note, the Initial Invested Amount of that Note minus the aggregate of
         Principal Payments made in respect of the Note on or before that
         Determination Date.

         IRISH PAYING AGENT means AIB/BNY Fund Management (Ireland) Limited.

         ISDA means the International Swaps and Derivatives Association, Inc.
         (formerly the International Swaps Dealers Association Inc).

         ISDA DEFINITIONS means the 2000 Definitions as amended from time to time published by the International Swaps and Derivatives Association,
         Inc.

         ISDA MASTER AGREEMENT means the June 1992 Multicurrency-Cross border edition of the Master Agreement published by ISDA, any schedule forming part of that Agreement and the relevant addenda to it.

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         JOINT LEAD MANAGER means Barclays Bank PLC, Credit Suisse First Boston,
         Sydney Branch or St.George Bank Limited.

         LIBOR means, in relation to any Interest Period, the rate of interest determined by the Calculation Agent as follows:

         (a)      On the second Business Day before the beginning of each
                  Interest Period (each an INTEREST DETERMINATION DATE), the rate "USD-LIBOR-BBA" as the applicable Floating Rate Option under the ISDA Definitions being the rate applicable to any
                  Interest Period for three-month (or, in the case of the first
                  Interest Period, the rate will be determined by linear
                  interpolation of 2 and 3 months) deposits in US Dollars which appears on the Telerate Page 3750 as of 11.00 am, London time, determined on the Interest Determination Date by the
                  Calculation Agent.

         (b)      If such rate does not appear on the Telerate Page 3750, the rate for that Interest Period will be determined as if the
                  Trustee and the Calculation Agent had specified
                  "USD-LIBOR-Reference Banks" as the applicable Floating Rate
                  Option under the ISDA Definitions. "USD-LIBOR-Reference Banks"
                  means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in US Dollars are offered by the REFERENCE BANKS (being four major banks in the
                  London interbank market agreed to by the Calculation Agent and the Currency Swap Provider) at approximately 11.00 am, London time, on the Interest Determination Date to prime banks in the
                  London interbank market for a period of three months (or, in the case of the first Interest Period, the rate will be
                  determined by linear interpolation of 2 and 3 months)
                  commencing on the first day of the Interest Period and in a
                  Representative Amount (as defined in the ISDA Definitions).
                  The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as
                  requested, the rate for that Interest Period will be the
                  arithmetic mean of the rates quoted by not less than two major banks in London, selected by the Calculation Agent and the
                  Currency Swap Provider, at approximately 11.00am, London time, on the first day of that Interest Period for loans in US
                  Dollars to leading European banks for a period of three months
                  (or, in the case of the first Interest Period, the rate will be determined by linear interpolation calculated by reference to the duration of that first Interest Period) commencing on the first day of the Interest Period and in a Representative
                  Amount.

         (c)      If no such rates are available in London, then the rate for such Interest Period shall be the most recently determined rate in accordance with this paragraph.

         LIQUIDATION LOSS means, for a Collection Period, the amount (if any) by which the Unpaid Balance of a Purchased Receivable (together with the
         Enforcement Expenses relating to the Purchased Receivable and the related Receivable Rights) exceeds the Liquidation Proceeds in relation to the Purchased Receivable for that Collection Period.

         LIQUIDATION PROCEEDS means, in relation to a Purchased Receivable and the related Receivable Rights which have been or are being enforced, all amounts recovered from the enforcement of the

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         Purchased Receivable and the related Receivable Rights (but does not include the proceeds of any Mortgage Insurance Policy).

         LIQUIDITY ACCOUNT means a ledger in the Collection Account established under clause 5.10(a).

         LIQUIDITY DRAW has the meaning given in clause 5.10(b).

         LIQUIDITY LIMIT means, at any time, the amount equal to 0.9% of the aggregate outstanding principal amount of the Purchased Receivables at that time.

         LIQUIDITY RESERVE means, at any time, the amount standing to the credit of the Liquidity Account at that time.

         LIQUIDITY SHORTFALL has the meaning given in clause 5.10(b).

         LOAN OFFSET DEPOSIT ACCOUNT means any deposit account maintained by an
         Obligor under a Purchased Receivable with the Approved Seller where an amount equal to the interest which would otherwise accrue on that account is offset against moneys owed by that Obligor under that
         Purchased Receivable, in accordance with the relevant Receivable
         Agreement.

         LOAN OFFSET INTEREST AMOUNT means, in relation to any Obligor under a
         Purchased Receivable, the amount of any interest which would be payable by the Approved Seller to that Obligor on amounts standing to the credit of the Obligor's Loan Offset Deposit Account, if interest was payable on that account.

         LVR means in relation to a Loan, the outstanding amount of that Loan, plus any other amount secured by any Mortgage for that Loan or related
         Loans, at the date of determination divided by the aggregate value
         (determined at the time the Mortgage was granted) of the Mortgaged
         Property subject to the related Mortgage for that Loan, expressed as a percentage.

         MARGIN means in relation to a Note, the Margin agreed between the
         Manager and the relevant Note Managers, and notified by the Manager to the Trustee under clause 4.2(d), as may be modified under clause 4.9.

         MODIFIED FOLLOWING BUSINESS DAY CONVENTION has the meaning given to it in the ISDA Definitions.

         MONTHLY COLLECTION PERIOD means, in relation to a Monthly Payment Date, the calendar month which precedes the calendar month in which the
         Monthly Payment Date occurs. The first Monthly Collection Period is the period from (but excluding) the Cut-Off Date to (and including) 30
         September 2004. The last Monthly Collection Period is the period from
         (but excluding) the last day of the calendar month that precedes the date on which the Trust is terminated under clause 3.5 of the Master
         Trust Deed to (and including) that date.

         MONTHLY DETERMINATION DATE means, in relation to the Trust for a
         Monthly Collection Period, the date which is 2 Business Days prior to the Monthly Payment Date following the end of that Monthly Collection
         Period.

         MONTHLY PAYMENT DATE means, in relation to a Monthly Collection Period, the 16th day of the calendar month that follows that Monthly Collection
         Period, subject to adjustment in accordance with the Modified Following
         Business Day Convention.

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         MORTGAGE INSURER means St.George Insurance Pte Ltd, PMI Mortgage
         Insurance Limited, GE Capital Mortgage Insurance Corporation
         (Australia) Pty Ltd, GE Mortgage Insurance Pty Ltd and the Commonwealth
         of Australia.

         MORTGAGE SHORTFALL means, in relation to a Purchased Receivable, the amount (if a positive number) equal to the Principal Loss for that
         Purchased Receivable minus the aggregate of:

         (a)      the total amount recovered and recoverable in respect of that
                  Purchased Receivable under the relevant Mortgage Insurance
                  Policy, determined to be attributable to principal; and

         (b)      the total amount recovered and recoverable by the Trustee from the Approved Seller or the Servicer (as the case may be) in respect of that Purchased Receivable (by way of damages or otherwise) under or in respect of the Master Trust Deed, this
                  Supplementary Terms Notice or the Servicing Agreement (as the
                  case may be), determined by the Manager to be attributable to principal.

         For the purposes of this definition,

         (c)      an amount shall be regarded as not recoverable upon the
                  earlier of:

                  (i)      a determination being made, in the case of paragraph
                           (a), by the Manager, and in the case of paragraph
                           (b), by the Trustee, in each case upon the advice of
                           such suitably qualified expert advisers as the
                           Manager or the Trustee (as the case may be) thinks
                           fit, that there is no such amount, or that such
                           amount is not likely to be recovered (including
                           because the relevant Mortgage Insurance Policy has
                           been terminated, the relevant Mortgage Insurer is
                           entitled to reduce the amount of the claim or the
                           Mortgage Insurer defaults in payment of a claim); and

                  (ii)     the date which is two years after the Determination
                           Date upon which the relevant Principal Loss was
                           determined under clause 5.10; and

         (d)      a Mortgage Shortfall arises on the date upon which there are no further amounts referred to in (a) and (b) recoverable in respect of the relevant Purchased Receivable.

         MORTGAGED PROPERTY has the meaning given in the Security Trust Deed.

         MORTGAGEE means:

         (a)      the Security Trustee in relation to its rights (held in its own right or for the benefit of other Mortgagees) under this deed and the Security Trust Deed;

         (b)      any Class A Noteholder, in relation to its rights under the
                  Class A Notes held by it;

         (c)      any Class B Noteholder in relation to its rights under the
                  Class B Notes held by it;

         (d)      any Class C Noteholder in relation to its rights under the
                  Class C Notes held by it;

         (e)      any Approved Seller in relation to any relevant Accrued
                  Interest Adjustment and Redraws;

         (f)      the Manager in relation to its rights as Manager under the
                  Transaction Documents;

         (g)      the Servicer in relation to its rights as Servicer under the
                  Transaction Documents;

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         (h)      any Support Facility Provider in relation to its rights under each Support Facility (other than a Mortgage Insurance Policy)
                  to which it is a party (including the Swap Provider and the
                  Currency Swap Provider);

         (i)      the Note Trustee in relation to its rights (held on its own right or for the benefit of any Class A Noteholders) under the
                  Transaction Documents;

         (j)      each Paying Agent in relation to its rights under the
                  Transaction Documents;

         (k)      each Note Manager in relation to its rights under the
                  Transaction Documents; or

         (l)      the Calculation Agent in relation to its rights under the
                  Transaction Documents.

         NOTE means a Class A Note, a Class B Note or Class C Note, and includes:

         (a)      the Conditions relating to an Offshore Note; and

         (b)      any interest in a Book-Entry Note as an account holder with a
                  Clearing Agency

         NOTE MANAGER means:

         (a)      in relation to any Class A-1 Notes:

                  (i)      Barclays Capital Inc.; and

                  (ii)     Credit Suisse First Boston LLC, as representative of
                           the underwriters listed in Schedule 1 of the
                           Underwriting Agreement;

         (b)      in relation to any Class A-2 Notes:

                  (i)      Barclays Bank PLC of 5 The North Colonnade, Canary
                           Wharf, London E14 4BB, United Kingdom; or

                  (ii)     Credit Suisse First Boston (Europe) Limited of One
                           Cabot Square, Canary Wharf, London E14 4QJ, United
                           Kingdom;

         (c)      in relation to any A$ Notes:

                  (i)      Credit Suisse First Boston, Sydney Branch (ABN 17 061
                           700 712) of Level 31, 1 Macquarie Place, Sydney NSW
                           2000;

                  (ii)    St. George; or

                  (iii)   Barclays Bank PLC of 5 The North Colonnade, Canary
                          Wharf, London E14 4BB, United Kingdom.

         NOTE REGISTER means the register kept by the Note Registrar to provide for the registration and transfer of Class A-1 Notes under the Note
         Trust Deed.

         NOTE REGISTRAR means The Bank of New York or any successor note registrar approved in writing by the Note Trustee and appointed under the Agency Agreement.

         NOTE TRUST means the trust established under clause 1.11 of the Note
         Trust Deed.

         NOTE TRUST DEED means the deed so entitled dated on or about the date of this Supplementary Terms Notice between the Note Trustee, the
         Principal Paying Agent, the Calculation Agent, the Trustee, the
         Security Trustee and the Manager.

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         NOTEHOLDER means, at any time, the person who:

         (a)      in relation to an A$ Note, is registered as the holder of that
                  Note at that time;

         (b)      in relation to a Definitive Note, is the registered holder of that Note (in the case of registered Definitive Notes) or
                  bearer of that Note (in the case of bearer Definitive Notes)
                  at that time;

         (c)      in relation to a Note which is represented by a Book-Entry
                  Note, is the registered holder of that Note at that time; or

         (d)      in relation to a Class A-2 Note which is represented by a
                  Global Note at any time, at that time is shown on the records of Euroclear and Clearstream, Luxembourg (other than
                  Clearstream, Luxembourg if Clearstream, Luxembourg is an
                  account holder of Euroclear and other than Euroclear if
                  Euroclear is an account holder of Clearstream, Luxembourg) as being an account holder with respect to that Global Note (in which regard any certificate or other document issued by
                  Clearstream, Luxembourg or Euorclear as to the Principal
                  Amount of those Notes standing to the account of any person shall be conclusive and binding on those persons for all
                  purposes),

         and in the case of paragraph (b) includes (in relation to any interest payable on a Coupon or where the context so requires) the Couponholder for that Coupon,

         except that for the purposes of payments in respect of Book-Entry
         Notes, the right to those payments shall be vested, as against the
         Trustee and the Note Trustee in respect of the Trust, by payment to the
         Clearing Agency in accordance with and subject to their respective
         Conditions and the provisions of this Supplementary Terms Notice and the Note Trust Deed. The words holder and holders shall (where appropriate) be construed accordingly.

         NOTEHOLDER MORTGAGEES means, together:

         (a)      the Note Trustee on behalf of the Offshore Noteholders save that where the Note Trustee has become bound to take steps and/or proceed hereunder and fails to do so within a
                  reasonable time and such failure is continuing, the Offshore
                  Noteholders and then only if and to the extent permitted by
                  Australian law; and

         (b)      each A$ Noteholder.

         NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated
         31 December 2003 issued under the Master Trust Deed in relation to the
         Trust.

         OFFERING CIRCULAR means the offering circular relating to the Trust and the Class A-2 Notes dated on or about the date of this Supplementary
         Terms Notice (attaching the Prospectus).

         OFFSHORE NOTES means a Class A-1 Note or a Class A-2 Note.

         OFFSHORE NOTEHOLDER means a Class A-1 Noteholder or a Class A-2
         Noteholder.

         PAYING AGENT means any person for the time being appointed as a Paying
         Agent under the Agency Agreement and includes the Principal Paying
         Agent and the Irish Paying Agent.

         PAYMENT DATE means a Monthly Payment Date or a Quarterly Payment Date.

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         PAYMENT SHORTFALL means, in relation to any Collection Period, the amount (if any) by which Total Payments for that Collection Period exceed the Available Income for that Collection Period.

         PREMISES means the area labelled "Crusade Global Trust No. 2 of 2004"
         located in a secure area on Lower Ground Floor, St.George House, 4-16
         Montgomery Street, Kogarah, New South Wales 2217 (or such other premises as the Custodian proposes, and the Trustee agrees to in writing).

         PRINCIPAL AMORTISATION DATE means, in relation to a Note for the purposes of the Master Trust Deed, each Quarterly Payment Date.

         PRINCIPAL CHARGE OFF means, in relation to any Quarterly Collection
         Period, the aggregate of all Mortgage Shortfalls for that Quarterly
         Collection Period and, in relation to the final Quarterly Collection
         Period, includes all Principal Draws and Liquidity Draws outstanding on the Quarterly Payment Date for that Quarterly Collection Period (after applying all amounts then available towards repaying those Principal
         Draws and Liquidity Draws).

         PRINCIPAL COLLECTIONS means, for a Collection Period, the aggregate of:

         (a)      all amounts received by or on behalf of the Trustee from or on behalf of Obligors under the Purchased Receivables during that
                  Collection Period in respect of principal, in accordance with the terms of the Purchased Receivables, including principal prepayments;

         (b)      all other amounts received by or on behalf of the Trustee
                  under or in respect of principal under the Purchased
                  Receivables and the related Receivable Rights during that
                  Collection Period including:

                  (i)      any Liquidation Proceeds on account of principal;

                  (ii)     any payments by the Approved Seller to the Trustee on
                           the repurchase of a Purchased Receivable under the
                           Master Trust Deed during that Monthly Collection
                           Period which are attributable to principal; and

                  (iii)    any amount received by the Trustee from the Approved
                           Seller under clause 5.24 with respect to that Monthly
                           Collection Period attributable to principal,

         (c)      all amounts received by or on behalf of the Trustee during that Collection Period from any provider of a Support Facility
                  (other than the Currency Swaps but including any Mortgage
                  Insurance Policy) under that Support Facility and which the
                  Manager determines should be accounted for in respect of a
                  Principal Loss;

         (d)      all amounts received by or on behalf of the Trustee during that Collection Period:

                  (i)      from the Approved Seller, in respect of any breach of
                           a representation, warranty or undertaking of the
                           Approved Seller contained in the Transaction
                           Documents;

                  (ii)     from the Approved Seller under any obligation of the
                           Approved Seller under the Transaction Documents to
                           indemnify or reimburse the Trustee for any amount;

                  (iii)    from the Servicer, in respect of any breach of any
                           representation, warranty or undertaking of the
                           Servicer contained in the Servicing Agreement;

                  (iv)     from the Servicer under any obligation of the
                           Servicer under the Servicing Agreement to indemnify
                           or reimburse the Trustee for any amount;

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                  (v)      from the Custodian in respect of any breach of a
                           representation, warranty or undertaking of the
                           Custodian contained in the Custodian Agreement;

                  (vi)     from the Custodian under any obligation of the
                           Custodian under the Custodian Agreement to indemnify
                           or reimburse the Trustee for any amount;

                  (vii)    from the Indemnifier under the Indemnity in respect
                           of any losses arising from a breach by the Custodian
                           of its obligations contained in the Custodian
                           Agreement;

                  (viii)   from the Trustee in its personal capacity in respect
                           of any breach of a representation, warranty or
                           undertaking of the Trustee in respect of which it is
                           not entitled to be indemnified out of the Assets of
                           the Trust;

                  (ix)     from the Trustee in its personal capacity under any
                           obligation of the Trustee under the Transaction
                           Documents to indemnify or reimburse the Trust for any
                           amount;

                  (x)      from the Manager in respect of any breach of a
                           representation, warranty or undertaking of the
                           Manager contained in the Transaction Documents of
                           which it is not entitled to be indemnified out of the
                           Assets of the Trust; and

                  (xi)     from the Manager under any obligation of the Manager
                           under the Transaction Documents to indemnify or
                           reimburse the Trust for any amount,

                  in each case, which are determined by the Manager to be in respect of principal payable under the Purchased Receivables and the related Receivable Rights;

         (e)      any amounts in the nature of principal received by or on
                  behalf of the Trustee during that Collection Period pursuant to the sale of any Asset (including the A$ Equivalent of any amount received by the Trustee on the issue of the Notes which was not used to purchase a Purchased Receivable or Purchased
                  Receivable Security, and which the Manager determines is
                  surplus to the requirements of the Trust);

         (f)      any amount of Excess Available Income to be applied to pay a
                  Principal Charge Off or a Carryover Charge Off;

         (g)      any Excess Available Income to be applied under clause 5.2 to
                  Principal Draws made on a previous Payment
                  Date,

         (h)      any Excess Available Income to be applied as more fully
                  described in clause 5.2(a)(ii) to Liquidity Draws made on a previous Quarterly Payment Date or Monthly Payment Date; and

         (i)      any Surplus Amount for that Quarterly Payment Date,

         less any amounts paid by the Trustee to replace a Purchased Receivable in accordance with clause 8.

         PRINCIPAL DRAW means, for a relevant Collection Period, the amount calculated under clause 5.9 in relation to that relevant Collection
         Period.

         PRINCIPAL ENTITLEMENT means, in relation to a Note for the purposes of the Master Trust Deed, at any time prior to the Final Maturity Date, the Invested Amount of such Note at such time and, on the Final
         Maturity Date or the date on which the Note is fully redeemed under the
         Transaction Documents, the Stated Amount of such Note at such date.

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         PRINCIPAL LOSS means, for a Quarterly Collection Period, the amount of any Liquidation Loss for that Quarterly Collection Period referred to in clause 5.11(b).

         PRINCIPAL PAYING AGENT means The Bank of New York or any successor as
         Principal Paying Agent under the Agency Agreement.

         PRINCIPAL PAYMENT means a Class A Principal Payment, a Class B
         Principal Payment or a Class C Principal Payment.

         PROPERTY RESTORATION EXPENSES means costs and expenses incurred by or on behalf of the Trustee, or by the Servicer under the Servicing
         Agreement, in repairing, maintaining or restoring to an appropriate state of repair and condition any Mortgaged Property, in exercise of a power conferred on the mortgagee under the relevant Purchased
         Receivable and Relevant Documents.

         PROSPECTUS means the prospectus relating to the Trust and the Class A-1
         Notes dated on or about the date of this Supplementary Terms Notice.

         PURCHASED RECEIVABLE means each Loan specified in a Sale Notice and purchased by the Trustee, unless the Trustee has ceased to have an interest in that Loan.

         PURCHASED RECEIVABLE SECURITY means each Mortgage specified in a Sale
         Notice and acquired by the Trustee, unless the Trustee has ceased to have an interest in that Mortgage.

         QUARTERLY COLLECTION PERIOD means in relation to a Quarterly Payment
         Date, the 3 Monthly Collection Periods that precede the calendar month in which the Quarterly Payment Date falls. The first Quarterly
         Collection Period is the period from (and excluding) the Cut-Off Date, to (and including) 31 October 2004. The last Quarterly Collection
         Period ends on (and includes) the date on which the Trust is terminated under clause 3.5 of the Master Trust Deed.

         QUARTERLY DETERMINATION DATE means, in relation to the Trust for a
         Quarterly Collection Period, the date which is 2 Business Days prior to the Quarterly Payment Date following the end of that Quarterly
         Collection Period.

         QUARTERLY PAYMENT DATE has the meaning given in clause 4.2(h).

         RATING means the rating specified in clause 4.2(f).

         RECEIVABLE means, in relation to the Trust, the rights of the Approved
         Seller or the Trustee (as the case may require) under or in respect of
         Loans constituted upon acceptance of the Approved Seller's standard loan offer for any of its mortgage loan products (or any variation of those products after a Sale Notice is or was given) as varied by the
         Approved Seller's standard letter of variation if any (unless that variation would make that Receivable cease to comply with the
         Eligibility Criteria).

         RECEIVER has the meaning given in the Security Trust Deed.

         RECORD DATE means:

         (a)      with respect to a Payment Date for any A$ Note, 4.00pm (Sydney time) on the second Business Day before that Payment Date;

         (b)      with respect to the Payment Date for any Book-Entry Note or
                  Global Note, close of business on the second Business Day
                  before that Payment Date; and

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         (c)      with respect to the Payment Date for any Definitive Note, the last day of the calendar month before that Payment Date.

         RECOVERY means any amount received by the Servicer under or in respect of a Purchased Receivable and the related Receivable Rights at any time after a Finance Charge Loss or Principal Loss has arisen in respect of that Purchased Receivable, provided that amount is not otherwise payable to a Mortgage Insurer under a Mortgage Insurance Policy.

         REDRAW means, in relation to any Collection Period, an amount provided to an Obligor by the Approved Seller under a Purchased Receivable in that Collection Period in respect of any principal prepayments previously made to the Obligor's loan account in accordance with the terms of the Obligor's Purchased Receivable.

         REDRAW CHARGE OFF means the amount of any reduction in the Redraw
         Principal Outstanding under the Redraw Facility Agreement under clause
         5.14.

         REDRAW FACILITY AGREEMENT means, in relation to the Trust, the agreement so entitled dated on or about the date of this Supplementary
         Terms Notice between the Trustee, the Manager and the Redraw Facility
         Provider.

         REDRAW FACILITY PROVIDER means, in relation to the Trust, St.George.

         REDRAW PRINCIPAL OUTSTANDING has the meaning given in the Redraw
         Facility Agreement.

         REDRAW RETENTION AMOUNT has the meaning given in clause 5.8(c).

         REDRAW SHORTFALL means the total amount (if any) of Redraws and Further
         Advances made by the Approved Seller for which it has not been reimbursed which remain outstanding after:

         (a)      applying Principal Collections towards reimbursement of those
                  Redraws and Further Advances under clause 5.4; and

         (b)      without duplication, drawing on the Redraw Retention Amount
                  (if any).

         REMITTANCE DATE means the day which is two (2) Business Days before a
         Payment Date.

         RESIDUAL CAPITAL UNIT has the meaning given in clause 11.1.

         RESIDUAL INCOME UNIT has the meaning given in clause 11.1.

         SALE NOTICE means any Sale Notice (as defined in the Master Trust Deed)
         which may be given by the Approved Seller to the Trustee as trustee of the Trust after the date of execution of this Supplementary Terms
         Notice and which is subsequently accepted by the Trustee.

         SECURED MONEYS has the meaning given in the Security Trust Deed.

         SECURITY TRUST DEED means the agreement so entitled dated 31 December
         2003 between the Trustee, the Manager, the Note Trustee (by accession under this Supplementary Terms Notice) and the Security Trustee.

         SECURITY TRUSTEE means the security trustee so named under the Security
         Trust Deed.

         SECURITY TRUSTEE'S FEE means the fee payable under clause 11.2 of the
         Security Trust Deed.

         SELLER LOAN AGREEMENT means the agreement so entitled dated on or about the date of this Supplementary Terms Notice between the Approved
         Seller, the Trustee and the Manager.

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         SERVICING AGREEMENT means the agreement so entitled dated 19 March 1998 between the Trustee, the Manager and the Servicer.

         SERVICING FEE means the fee payable under clause 6.1(c) of this
         Supplementary Terms Notice and CLAUSE 6.1 of the Servicing Agreement.

         SPREAD in relation to a Currency Swap has the meaning given in the
         Currency Swap in respect of payments by the Trustee under that Currency
         Swap.

         STATED AMOUNT means in relation to the Class A Notes, the Class A
         Stated Amount, in relation to the Class B Notes, the Class B Stated
         Amount and in relation to the Class C Notes, the Class C Stated Amount.

         STEPDOWN DATE means the Payment Date falling in [*] [2007].

         STEP-UP MARGIN has the meaning given in clause 4.9.

         SUBSCRIPTION AGREEMENT means:

         (a)      the Underwriting Agreement dated on or about the date of this
                  Supplementary Terms Notice between the Trustee, the Manager,
                  St.George, Credit Suisse First Boston LLC and Barclays Bank
                  Inc. in relation to subscription for the Class A-1 Notes (the
                  UNDERWRITING AGREEMENT);

         (b)      the Class A-2 Subscription Agreement; and

         (c)      the Dealer Agreement dated on or about the date of this
                  Supplementary Terms Notice between the Trustee, the Manager,
                  St.George, the Custodian and the Joint Lead Managers, in
                  relation to subscription for the A$ Notes.

         SUPPORT FACILITY means each Support Facility (as defined in the Master
         Trust Deed) which relates to the Trust and includes the Indemnity.

         SUPPORT FACILITY COLLATERAL ACCOUNT means, in relation to a Support
         Facility, each Collateral Account as defined in that Support Facility.

         SURPLUS AMOUNT means, on a Quarterly Payment Date, the amount (if any)
         by which the Liquidity Reserve on that Quarterly Payment Date (after application of all amounts under clause 5) exceeds the Liquidity Limit at that time, as determined by the Manager.

         SWAP PROVIDER means, in relation to a Hedge Agreement, the counterparty which enters into that arrangement with the Trustee.

         THREE MONTH BANK BILL RATE on any date means the rate quoted on the
         Reuters Screen BBSW Page at approximately 10.00am, Sydney time, on that date (the CALCULATION DAY) for each BBSW Reference Bank so quoting (but not fewer than five) as being the mean buying and selling rate for a bill (which for the purpose of this definition means a bill of exchange of the type specified for the purpose of quoting on the Reuters Screen
         BBSW Page) having a tenor of 90 days (or, where the relevant date is the first day of the first Interest Period, the rate will be determined by linear interpolation of 2 and 3 months) eliminating the highest and lowest mean rates and taking the average of the remaining mean rates and then (if necessary) rounding the resultant figure upwards to four decimal places. If on any Calculation Day fewer than five BBSW
         Reference Banks have quoted rates on the Reuters Screen BBSW Page, the rate for that date shall be calculated as above by taking

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         the rates otherwise quoted by five of the BBSW Reference Banks on application by the parties for such a bill of the same tenor. If on any
         Calculation Day the rate cannot be determined in accordance with the foregoing procedures then the rate shall mean such rate as is agreed between the Manager and St.George having regard to comparable indices then available.

         THRESHOLD RATE means, at any time, 0.25% per annum plus the minimum rate of interest that must be set on all Purchased Receivables where permitted under the relevant Receivable Agreement which will be sufficient (assuming that all relevant parties comply with their obligations at all times under the Transaction Documents, the Purchased
         Receivables and the related Receivable Rights), when aggregated with the income produced by the rate of interest on all other Purchased
         Receivables and other Authorised Investments which are Assets of the
         Trust, to ensure that the Trustee will have available to it sufficient
         Collections to enable it to comply with its obligations under the
         Transaction Documents relating to the Trust as they fall due (including the repayment of any Principal Draws by the Final Maturity Date of all
         Notes).

         TITLE PERFECTION EVENT means, in relation to the Trust, the events set out in clause 10.

         TOTAL AVAILABLE FUNDS means, for a Collection Period, the aggregate of:

         (a)      the Available Income for that Collection Period;

         (b)      any Principal Draw which the Trustee is required to allocate under clause 5.9 on or before the Payment Date for that
                  Collection Period; and

         (c)      any Liquidity Draws.

         TOTAL INVESTED AMOUNT means, at any time, the sum of:

         (a)      all Invested Amounts of all Class A-1 Notes; and

         (b)      the US$ Equivalent of all Invested Amounts of all A$ Notes and
                  all Class A-2 Notes,

         at that time.

         TOTAL PAYMENTS means, in relation to a Collection Period, all amounts paid by the Trustee under clause 5.1 on the Payment Date in relation to that Collection Period.

         TOTAL STATED AMOUNT means, at any time, the sum of the aggregate of the
         Stated Amounts of all Class A-1 Notes and the aggregate of the US$
         Equivalent of the Stated Amounts of all Class A-2 Notes and all A$
         Notes at that time.

         TRANSACTION has the meaning given to it under the relevant ISDA Master
         Agreement.

         TRANSACTION DOCUMENT means each Transaction Document (as defined in the
         Master Trust Deed) to the extent that it relates to the Trust, the
         Notes or the Seller Loan Agreement.

         TRIGGER EVENT will subsist on any Payment Date if:

         (a) both:

                  (i)     the average of the Arrears Percentages for the 12
                          months immediately preceding that Payment Date (or,
                          where that Payment Date occurs within 12 months of the
                          Closing Date, for the period commencing on the Closing
                          Date and ending on that Payment Date) (the RELEVANT
                          PERIOD) exceeds 4%; and

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                  (ii)    cumulative Mortgage Shortfalls up to and including
                          that Payment Date exceeds 10% of the aggregate Initial
                          Invested Amount of the Class B Notes and the Class C
                          Notes; or

         (b)      on that Payment Date, the Total Stated Amount of all Notes is equal to or less than 10% of the aggregate of the Initial
                  Invested Amount of all Notes and the Trustee does not exercise the call option under clause 7.1 on the Call Date.

         TRUST means the Crusade Global Trust No. 2 of 2004 constituted under the Master Trust Deed and the Notice of Creation of Trust.

         TRUST DOCUMENT for the purposes of the Security Trust Deed includes each Transaction Document.

         TRUST EXPENSES means, in relation to a Collection Period (and in the following order of priority):

         (a)      first, Taxes payable in relation to the Trust for that
                  Collection Period;

         (b)      second, any other Expenses relating to the Trust for that
                  Collection Period which are not covered by (c) to (i)
                  (inclusive) below;

         (c)      third, pari passu the Trustee's Fee for that Collection
                  Period, the Security Trustee's Fee for that Collection Period and any fee payable to the Note Trustee under the Note Trust
                  Deed for that Collection Period;

         (d)      fourth, the Servicing Fee for that Collection Period;

         (e)      fifth, the Manager's Fee for that Collection Period;

         (f)      sixth, the Custodian Fee for that Collection Period;

         (g)      seventh, pari passu any fee or expenses payable to the
                  Principal Paying Agent, any other Paying Agent, the Note
                  Registrar or the Calculation Agent under the Agency Agreement;

         (h)      eighth, any costs, charges or expenses (other than fees)
                  incurred by, and any liabilities owing under any indemnity granted to the Manager, the Security Trustee, the Servicer, the Note Trustee, a Paying Agent or the Calculation Agent in
                  relation to the Trust under the Transaction Documents, for that Collection Period; and

         (i)      ninth, any amounts payable to the Currency Swap Provider under clause 5.21,

         all of the amounts in paragraphs (a) to (i) (inclusive) being EXPENSES for the purposes of the Master Trust Deed.

         US$ ACCOUNT means, in relation to the Trust, the US$ account opened with the Principal Paying Agent or any other account opened and maintained outside Australia, with the Principal Paying Agent so long as the Principal Paying Agent is an Approved Bank.

         US$ EQUIVALENT means:

         (a)      in relation to an amount denominated or to be denominated in
                  Australian dollars, that amount converted to (and denominated
                  in) US$ at the relevant US$ Exchange Rate;

         (b)      in relation to an amount denominated or to be denominated in
                  Euros, that amount converted to (and denominated in) US$ at the relevant US$ Exchange Rate; or

         (c)      in relation to an amount denominated in US$ the amount of US$.

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         US$ EXCHANGE RATE means, on any date:

         (a)      in relation to an amount denominated or to be denominated in
                  Australian dollars, the rate of exchange (set as at the
                  commencement of the Currency Swap) applicable under the Class
                  A-1 Currency Swap for the exchange of Australian dollars for
                  United States dollars; and

         (b)      in relation to an amount denominated or to be denominated in
                  Euros, the rate for the exchange of Euros for United States dollars (set as at the commencement of the Currency Swaps).

         US$ NOTEHOLDER means, for the purposes of the Security Trust Deed, a
         Class A-1 Noteholder.

         VOTING MORTGAGEE means:

         (a)      with respect only to the enforcement of the security under the
                  Security Trust Deed, for so long as the Secured Moneys of the
                  Offshore Noteholders and the A$ Noteholders represent 75% or more of total Secured Moneys, the Noteholder Mortgagees alone;
                  and

         (b)      at any other time (subject to the Note Trust Deed and clause
                  40.17 of the Security Trust Deed):

                  (i)      the Note Trustee, acting on behalf of the Offshore
                           Noteholders under the Note Trust Deed and clause 7 of
                           the Security Trust Deed and, if the Note Trustee has
                           become bound to take steps and/or to proceed
                           hereunder and fails to do so within a reasonable time
                           and such failure is continuing, the Offshore
                           Noteholders, and then only if and to the extent the
                           Offshore Noteholders are able to do so under the
                           Transaction Documents and Australian law; and

                  (ii)     each other Mortgagee (other than an Offshore
                           Noteholder).

2.2      INTERPRETATION

         Clause 1.2 of the Master Trust Deed is incorporated into this
         Supplementary Terms Notice as if set out in full, except that any reference to DEED is replaced by a reference to SUPPLEMENTARY TERMS
         NOTICE, any reference to UNITED STATES DOLLARS, USD and US$ is to currency of the United States of America, and any reference to EUROS and C is to lawful currency of the time being of the member states of the European Union that adopt the single currency in accordance with the treaty establishing the European Community.

2.3      LIMITATION OF LIABILITY

         (a)      GENERAL

                  Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Manager under this
                  Supplementary Terms Notice.

         (b)      LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

                  (i)      The Trustee enters into this Supplementary Terms
                           Notice only in its capacity as trustee of the Trust
                           and in no other capacity (except where the
                           Transaction Documents provide otherwise). Subject to
                           paragraph (iii) below, a liability arising under or
                           in connection with this Supplementary Terms Notice or
                           the Trust is

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                           limited to and can be enforced against the Trustee
                           only to the extent to which it can be satisfied out
                           of the assets and property of the Trust which are
                           available to satisfy the right of the Trustee to be
                           exonerated or indemnified for the liability. This
                           limitation of the Trustee's liability applies despite
                           any other provision of this Supplementary Terms
                           Notice and extends to all liabilities and obligations
                           of the Trustee in any way connected with any
                           representation, warranty, conduct, omission,
                           agreement or transaction related to this
                           Supplementary Terms Notice or the Trust.

                  (ii)     Subject to paragraph (iii) below, no person
                           (including any Relevant Party) may take action
                           against the Trustee in any capacity other than as
                           trustee of the Trust or seek the appointment of a
                           receiver (except under the Security Trust Deed), or a
                           liquidator, an administrator or any similar person to
                           the Trustee or prove in any liquidation,
                           administration or arrangements of or affecting the
                           Trustee.

                  (iii)    The provisions of this clause 2.3 shall not apply to
                           any obligation or liability of the Trustee to the
                           extent that it is not satisfied because under a
                           Transaction Document or by operation of law there is
                           a reduction in the extent of the Trustee's
                           indemnification or exoneration out of the Assets of
                           the Trust as a result of the Trustee's fraud,
                           negligence, or Default.

                  (iv)     It is acknowledged that the Relevant Parties are
                           responsible under this Supplementary Terms Notice or
                           the other Transaction Documents for performing a
                           variety of obligations relating to the Trust. No act
                           or omission of the Trustee (including any related
                           failure to satisfy its obligations under this
                           Supplementary Terms Notice) will be considered fraud,
                           negligence or Default of the Trustee for the purpose
                           of paragraph (iii) above to the extent to which the
                           act or omission was caused or contributed to by any
                           failure by any Relevant Party or any person who has
                           been delegated or appointed by the Trustee in
                           accordance with the Transaction Documents to fulfil
                           its obligations relating to the Trust or by any other
                           act or omission of a Relevant Party or any such
                           person.

                  (v)      In exercising their powers under the Transaction
                           Documents, each of the Trustee, the Security Trustee
                           and the Noteholders must ensure that no attorney,
                           agent, delegate, receiver or receiver and manager
                           appointed by it in accordance with this Supplementary
                           Terms Notice or any other Transaction Documents has
                           authority to act on behalf of the Trustee in a way
                           which exposes the Trustee to any personal liability
                           and no act or omission of any such person will be
                           considered fraud, negligence, or Default of the
                           Trustee for the purpose of paragraph (iii) above.

                  (vi)     In this clause, RELEVANT PARTIES means each of the
                           Manager, the Servicer, the Custodian, the Calculation
                           Agent, the Principal Paying Agent, the Note Trustee,
                           the Note Registrar and the provider of any Support
                           Facility.

                  (vii)    Nothing in this clause limits the obligations
                           expressly imposed on the Trustee under the
                           Transaction Documents.

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2.4      KNOWLEDGE OF TRUSTEE

         In relation to the Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the
         Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the
         administration of the Trust.

3.       DIRECTION AND TRUST BACK

--------------------------------------------------------------------------------

         (a)      A Trust Back, entitled CRUSADE GLOBAL TRUST BACK NO. 2 OF
                  2004, is created in relation to Other Secured Liabilities
                  secured by the Purchased Receivable Securities.

         (b)      The Trustee, the Manager, St.George, the Custodian and the
                  Security Trustee agree that the Trust Back will be a TRUST for the purposes of the Transaction Documents.

4.                NOTES

--------------------------------------------------------------------------------

4.1      CONDITIONS OF NOTES

         (a)      The conditions of the A$ Notes will be as set out in the
                  Master Trust Deed, as supplemented and amended by the
                  provisions set out in this Supplementary Terms Notice.

         (b)      The conditions of the Offshore Notes will be as set out in the
                  Master Trust Deed, the Conditions, the Note Trust Deed and
                  this Supplementary Terms Notice.

4.2      SUMMARY OF CONDITIONS OF NOTES

         Under clauses 6.2 and clause 6.3 (as applicable) of the Master Trust
         Deed, the Manager provides the following information in respect of the
         Notes.

         (a)      Class of Note:                  There will be the following
                                                  Classes of Notes. Under the
                                                  Transaction Documents each
                                                  shall be treated as a separate
                                                  Class of Notes:

                                                  (i)      Class A-1 Notes

                                                  (ii)     Class A-2 Notes

                                                  (iii)    Class A-3 Notes

                                                  (iv)     Class B Notes

                                                  (v)      Class C Notes

         (b)      Total Initial Invested Amount   (i)      Class A-1 Notes -
                  of each Class of                         US$[*] Notes:

                                                  (ii)     Class A-2 Notes -
                                                           (euro)[*]

                                                  (iii)    Class A-3 Notes -
                                                           A$[*]

                                                  (iv)     Class B Notes - A$[*]

                                                  (v)      Class C Notes - A$[*]

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         (c)      Manner and order in which       As set out in clause 5
                  principal and interest
                  is to be paid on Notes:

         (d)      Margin:                         In relation to a Note for an
                                                  Interest Period ending prior
                                                  to the Call Date, the
                                                  following:

                                                  (i)      Class A-1 Notes -
                                                           [*]% per annum;

                                                  (ii)     Class A-2 Notes -
                                                           [*]% per annum;

                                                  (iii)    Class A-3 Notes -
                                                           [*]% per annum

                                                  (iv)     Class B Notes - [*]%
                                                           per annum

                                                  (v)      Class C Notes - [*]%
                                                           per annum

                                                  In relation to a Note for an
                                                  Interest Period ending after
                                                  the Call Date, the Step-Up
                                                  Margin in respect of the Class
                                                  for that Note.

         (e)      Initial Invested Amount:        Class A-1 Notes: US$100,000
                                                  per Note and in multiples of
                                                  US1$ in excess thereof.

                                                  Class A-2 Notes:(euro)100,000
                                                  per Note.

                                                  Class A-3 Notes: A$100,000 per
                                                  Note.

                                                  Class B Notes: A$100,000 per
                                                  Note.

                                                  Class C Notes: A$100,000 per
                                                  Note.

         (f)      Rating:                         (i)      Class A Notes - AAA
                                                           (S&P)/Aaa (Moody's).

                                                  (ii)     Class B Notes - AA
                                                           (S&P)).

                                                  (iii)    Class C Notes - A
                                                           (S&P).

         (g)      Issue Price:                    (i)      Class A Notes -
                                                           issued at 100 per
                                                           cent.

                                                  (ii)     Class B Notes -
                                                           issued at 100 per
                                                           cent.

                                                  (iii)    Class C Notes -
                                                           issued at 100 per
                                                           cent.

         (h)      Quarterly Payment Dates:        (i)      Class A-1 Notes - the
                                                           19th day of February,
                                                           May, August and
                                                           November in each year
                                                           (New York time)

                                                  (ii)     Class A-2 Notes - the
                                                           19th day of February,
                                                           May, August and
                                                           November in each year
                                                           (London time)

                                                  (iii)    A$ Notes - the 19th
                                                           day of February, May,
                                                           August and November
                                                           (Sydney time)

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                                                  (iv)     If, in either case,
                                                           that day is not a
                                                           Business Day, the
                                                           Quarterly Payment
                                                           Date shall be
                                                           adjusted in
                                                           accordance with the
                                                           Modified Following
                                                           Business Day
                                                           Convention. The first
                                                           Quarterly Payment
                                                           Date for the Class
                                                           A-1 Notes will be 19
                                                           November 2004 (New
                                                           York time), the first
                                                           Quarterly Payment
                                                           Date for the Class
                                                           A-2 Notes will be 19
                                                           November 2004 (London
                                                           time) and the first
                                                           Quarterly Payment
                                                           Date for the A$ Notes
                                                           will be 19 November
                                                           2004 (Sydney time).
                                                           In each case, the
                                                           final Quarterly
                                                           Payment Date is the
                                                           earlier of the
                                                           applicable Final
                                                           Maturity Date and the
                                                           Payment Date on which
                                                           the Notes are
                                                           redeemed in full or,
                                                           in the case of the
                                                           Class A Notes,
                                                           repurchased under the
                                                           Conditions.

         (i)      Final Maturity Date:            (i)      Class A-1 Notes - the
                                                           Quarterly Payment
                                                           Date falling in
                                                           November 2037 (New
                                                           York time).

                                                  (ii)     Class A-2 Notes - the
                                                           Quarterly Payment
                                                           Date falling in
                                                           November 2037 (London
                                                           time).

                                                  (iii)    A$ Notes - the
                                                           Quarterly Payment
                                                           Date falling in
                                                           November 2037 (Sydney
                                                           time).

                                                  (iv)     In each case, the
                                                           date specified shall
                                                           be subject to
                                                           adjustment in
                                                           accordance with the
                                                           Modified Following
                                                           Business Day
                                                           Convention.

4.3      ISSUE OF NOTES

         (a)      Class A-1 Notes must be issued in amounts, or on terms, such that their offer for subscription and their issue will comply with:

                  (i)      the Financial Services and Markets Act 2000 (UK) and
                           all regulations made under or in relation to that Act
                           and the Public Offers of Securities Regulations 1995,
                           as amended; and

                  (ii)     the United States Securities Act of 1933, as amended
                           (the SECURITIES ACT), the Exchange Act, all
                           regulations made under or in relation to them, and
                           all other laws

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                           or regulations of any jurisdiction of the United
                           States of America regulating the offer or issue of,
                           or subscription for, Notes.

         (b)      The Class A-2 Notes must be issued in minimum parcels of
                  subscriptions which have an aggregate Initial Participation
                  Amount of (euro)100,000 and:

                  (i)      in circumstances which do not constitute an offer to
                           the public within the meaning of the Companies Act
                           1963 (as amended) of Ireland (the 1963 ACT);

                  (ii)     in circumstances that would not require a prospectus
                           to be issued under the European Communities
                           (Transferable Securities Stock Exchange) Regulations
                           1992 (as amended) of Ireland and in circumstances
                           that would comply with all the applicable provisions
                           of the 1963 Act and the European Community Regulation
                           1984 (as amended) with respect to anything done in
                           relation to the Class A-2 Notes, in, from or
                           otherwise involving the Republic of Ireland.

         (c)      A$ Notes must be issued in minimum parcels or subscriptions which have an aggregate subscription amount of $500,000,
                  (disregarding any amount payable to the extent to which it is to be paid out of money lent by the person offering the Notes or an associate (as defined in Division 2 of Part 1.2 of the
                  Corporations Act 2001 (Cth)) or must otherwise constitute an issue that does not require disclosure under Part 6D.2 of the
                  Corporations Act 2001 (Cth).

         (d)      No A$ Note or Class A-2 Note has been or will be registered under the Securities Act and the A$ Notes and the Class A-2
                  Notes may not be offered or sold within the United States or to, or for the account of benefit of, US persons except in accordance with Regulation S under the Securities Act or
                  pursuant to an exemption from the registration requirements of the Securities Act. Terms used in this paragraph have the
                  meanings given to them by Regulation S under the Securities
                  Act.

         (e)      If:

                  (i)      the Trustee, or the Manager on behalf of the Trustee,
                           has issued or agreed to issue any Notes and has
                           received the Subscription Amount for them; and

                  (ii)     on the Note Issue Date, the aggregate Subscription
                           Amount received is less than the amount specified in
                           the corresponding Note Issue Direction,

                  then (unless otherwise agreed);

                  (iii)    no Notes or no further Notes (as the case may be)
                           shall be issued; and

                  (iv)     all Subscription Amounts received will be repaid
                           without interest to the prospective subscribers for
                           those Notes, and all issued Notes will be redeemed in
                           full using the relevant Subscription Amounts.

4.4      TRUSTEE'S COVENANT TO NOTEHOLDERS AND THE NOTE TRUSTEE

         Subject to the terms of the Master Trust Deed and this Supplementary
         Terms Notice, the Trustee:

         (a)      acknowledges its indebtedness in respect of the Invested
                  Amount of each Note and interest thereon;

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         (b)      covenants for the benefit of each Noteholder and the Note
                  Trustee that it will (subject to receiving any directions
                  required under and given in accordance with the Transaction
                  Documents):

                  (i)      make all payments on or in respect of the Notes held
                           by that Noteholder on the due date for payment;

                  (ii)     comply with the terms of this Supplementary Terms
                           Notice and the Transaction Documents to which it is a
                           party; and

                  (iii)    pay the Stated Amount in relation to the Notes held
                           by that Noteholder on the Final Maturity Date and
                           accrued and unpaid interest thereon.

4.5      REPAYMENT OF NOTES ON PAYMENT DATES

         (a)      On each Quarterly Payment Date for a Note in respect of which
                  Principal Payments are required to be made, the Invested
                  Amount of that Note shall be reduced by, and the obligations of the Trustee with respect to that Note shall be discharged to the extent of, the amount of the Principal Payment made on that Quarterly Payment Date in respect of that Note.

         (b)      All payments of principal on Class A-1 Notes will be made in
                  United States dollars.

         (c)      All payments of principal on Class A-2 Notes will be made in
                  Euros.

         (d)      All payments of principal on A$ Notes will be made in A$.

4.6      FINAL REDEMPTION

         Each Note shall be finally redeemed, and the obligations of the Trustee with respect to the payment of the Invested Amount of that Note shall be finally discharged, on the first to occur of:

         (a)      the date upon which the Invested Amount of that Note is
                  reduced to zero;

         (b)      the date upon which the relevant Noteholder renounces in
                  writing all of its rights to any amounts payable under or in respect of that Note;

         (c)      in relation to the Offshore Notes only, the date on which all amounts received by the Note Trustee with respect to the
                  enforcement of the Security Trust Deed are paid to the
                  Principal Paying Agent;

         (d)      in relation to A$ Notes only, the date on which all amounts are received by the relevant A$ Noteholders;

         (e)      the Payment Date immediately following the date on which the
                  Trustee completes a sale and realisation of all Assets of the
                  Trust in accordance with the Master Trust Deed and this
                  Supplementary Terms Notice; and

         (f)      the Final Maturity Date.

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4.7      PERIOD DURING WHICH INTEREST ACCRUES

         Each Note bears interest calculated and payable in arrears in accordance with this Supplementary Terms Notice from and including the
         Closing Date to but excluding the date upon which that Note is finally redeemed under clause 4.6.

4.8      CALCULATION OF INTEREST

         (a)      Subject to paragraph (b) and (d), interest payable on each
                  Note in respect of each Interest Period is calculated:

                  (i)      on a daily basis at the applicable Interest Rate;

                  (ii)     on the Invested Amount of that Note as at the first
                           day of that Interest Period; and

                  (iii)    on the basis of the actual number of days in that
                           Interest Period and a year of 365 days (in the case
                           of A$ Notes) or 360 days (in the case of Offshore
                           Notes),

                  and shall accrue due from day to day.

         (b)      No interest will accrue on any Note for the period from and including:

                  (i)      the date on which the Stated Amount of that Note is
                           reduced to zero (provided that interest shall
                           thereafter begin to accrue from (and including) any
                           date on which the Stated Amount of that Note becomes
                           greater than zero); or

                  (ii)     if the Stated Amount of the Note on the due date for
                           redemption in full of the Note is not zero, the due
                           date for redemption of the Note, unless after the due
                           date for redemption, payment of principal due is
                           improperly withheld or refused, following which
                           interest shall continue to accrue on the Invested
                           Amount of the Note at the rate from time to time
                           applicable to the Note until the later of:

                           (A)      the date on which the moneys in respect of
                                    that Note have been received by:

                                    (1)      the Note Trustee or the Principal
                                             Paying Agent (in the case of the
                                             Offshore Notes) or

                                    (2)      the relevant Noteholder (in the
                                             case of the A$ Notes)

                                    and notice to that effect is given in
                                    accordance with the relevant Conditions; and

                           (B)      the Stated Amount of that Note has been
                                    reduced to zero, provided that interest
                                    shall thereafter begin to accrue from (and
                                    including) any date on which the Stated
                                    Amount of that Note becomes greater than
                                    zero.

         (c)      All payments of interest on Class A-1 Notes will be made in
                  United States dollars.

         (d)      All payments of interest in Class A-2 Notes will be made in
                  Euros.

         (e)      All payments of interest on A$ Notes will be made in
                  Australian dollars.

         (f)      If Interest is not paid in respect of a Note on the date when due and payable (other than because the due date is not a
                  Business Day) that unpaid Interest shall itself bear interest at

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                  the Interest Rate applicable from time to time on that Note until the unpaid Interest, and interest on it, is available for payment and:

                           (i)      in the case of the Offshore Notes, notice of
                                    that availability has been duly given in
                                    accordance with Condition 12; or

                           (ii)     in the case of the A$ Notes, there is full
                                    satisfaction of those amounts, to be
                                    determined in accordance with clause 32.4 of
                                    the Master Trust Deed (as amended in
                                    accordance with this Supplementary Terms
                                    Notice).

4.9      STEP-UP MARGIN

         If the Trustee has not redeemed all of a Class of Notes on or before the Call Date, the Margin for that Class will increase for each
         Interest Period beginning on or after that date to the following percentages per annum (each a STEP-UP MARGIN):

         (a)      in the case of the Class A-1 Notes, [*]% per annum;

         (b)      in the case of the Class A-2 Notes, [*]% per annum;

         (c)      in the case of the Class A-3 Notes, [*]% per annum;

         (d)      in the case of the Class B Notes, [*]% per annum; and

         (e)      in the case of the Class C Notes, [*]% per annum.

4.10     AGGREGATE RECEIPTS

         Notwithstanding anything in clauses 5.5, 5.6 and 5.8, no Noteholder will be entitled to receive aggregate principal under any of those clauses on any Note at any time in excess of the Invested Amount for that Note at that time.

         The Trustee, the Manager, the Note Trustee, the Security Trustee and
         the Paying Agents may treat the Noteholder as the absolute owner of that Note (whether or not that Note is overdue and despite any notation or notice to the contrary or writing on it or any notice of previous loss or theft of it or of trust or other interest in it) for the purpose of making payment and for all other purposes.

5.       CASHFLOW ALLOCATION METHODOLOGY

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5.1      TOTAL AVAILABLE FUNDS

         (a)      (MONTHLY) Subject to paragraph (b), on each Monthly Payment
                  Date (other than a Quarterly Payment Date) and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must pay out of Total Available
                  Funds, in relation to the Monthly Collection Period ending immediately before that Monthly Payment Date, the following amounts in the following order of priority:

                  (i)      first, an amount up to any Accrued Interest
                           Adjustment required to be paid to the Approved Seller
                           (and each of the Trustee, the Noteholders and the
                           other Creditors that have the benefit of the Security
                           Trust Deed acknowledges and agrees that it has no
                           entitlement to the moneys comprising the Accrued
                           Interest Adjustment); and

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                  (ii)     second, any interest payable by the Trustee under the
                           Redraw Facility Agreement.

         (b)      (LIMIT) The Trustee shall only make a payment under paragraph
                  (a) if it is directed in writing to do so by the Manager and only to the extent that any Total Available Funds remain from which to make the payment after amounts with priority to that payment have been distributed.

         (c)      (QUARTERLY) Subject to paragraph (d), on each Quarterly
                  Payment Date, and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must pay or cause to be paid out of Total Available Funds, in relation to the Quarterly Collection Period ending immediately before that Quarterly Payment Date, the following amounts in the
                  following order of priority:

                  (i)      first, an amount up to any Accrued Interest
                           Adjustment required to be paid to the Approved Seller
                           (and each of the Trustee, the Noteholders and the
                           other Creditors that have the benefit of the Security
                           Trust Deed acknowledges and agrees that it has no
                           entitlement to the moneys comprising the Accrued
                           Interest Adjustment);

                  (ii)     second, payment to the Swap Provider under the
                           Interest Rate Swap [or the Basis Swap (if the
                           relevant Fixed Rate Loan is subject to the Basis
                           Swap)] [TO BE DISCUSSED WITH S&P] of any Break
                           Payments received by or on behalf of the Trustee from
                           an Obligor or a Mortgage Insurer during the Quarterly
                           Collection Period;

                  (iii)    third, (unless specified later in this clause
                           5.1(c)), Trust Expenses which have been incurred
                           prior to that Quarterly Payment Date and which have
                           not previously been paid or reimbursed under an
                           application of this clause 5.1 (in the order of
                           priority set out in the definition of TRUST
                           EXPENSES);

                  (iv)     fourth, payment to the Redraw Facility Provider of
                           any fees payable by the Trustee under the Redraw
                           Facility Agreement;

                  (v)      fifth, without duplication, any amounts that would
                           have been payable under this clause 5.1(c) (other
                           than under sub-paragraphs (vi) to (x) (inclusive)) on
                           any previous Quarterly Payment Date, if there had
                           been sufficient Total Available Funds, which have not
                           been paid by the Trustee and in the order they would
                           have been paid under that prior application of this
                           clause 5;

                  (vi)     sixth, pari passu and rateably as between themselves:

                           (A)      any interest payable by the Trustee under
                                    the Redraw Facility Agreement;

                           (B)      the payment to the Currency Swap Provider
                                    under the Class A-1 Currency Swap of the A$
                                    Class A-1 Interest Amount payable under that
                                    Currency Swap at that date; and

                           (C)      the payment to the Currency Swap Provider
                                    under the Class A-2 Currency Swap of the A$
                                    Class A-2 Interest Amount payable under that
                                    Currency Swap at that date;

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                           (D)      the payment to the Class A-3 Noteholders of
                                    the Class A-3 Interest amount for the
                                    relevant Interest Period;

                           (E)      payment to the relevant Swap Provider of the
                                    net amount (if any) due to it under the
                                    Interest Rate Swap; and

                           (F)      payment to the relevant Swap Provider of the
                                    net amount (if any) due to it under the
                                    Basis Swap.

                  (vii)    seventh, any amounts that would have been payable
                           under sub-paragraph (viii) on any previous Quarterly
                           Payment Date, if there had been sufficient Total
                           Available Funds, which have not been paid by the
                           Trustee;

                  (viii)   eighth, the payment to the Class B Noteholders of the
                           relevant Class B Interest amount as at that date;
                           (ix) ninth, any amounts that would have been payable
                           under subparagraph (x) on any previous Quarterly
                           Payment Date, if there had been sufficient Total
                           Available Funds, which have not been paid by the
                           Trustee; and

                  (x)      tenth, the payment to the Class C Noteholders of the
                           Class C Interest amount for the relevant Interest
                           Period.

         (d)      The Trustee shall only make a payment under any of
                  sub-paragraphs (c)(i) to (c)(x) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Total Available Funds remain from which to make the
                  payment after amounts with priority to that payment have been distributed.

5.2      EXCESS AVAILABLE INCOME - REIMBURSEMENT OF CHARGE OFFS AND PRINCIPAL
         DRAWS

         (a)      Subject to paragraph (b), on each Quarterly Determination
                  Date, the Manager must apply any Excess Available Income for the Quarterly Collection Period relating to that Quarterly
                  Determination Date in the following order of priority:

                  (i)      first, towards reimbursement of all Principal Charge
                           Offs for that Quarterly Collection Period;

                  (ii)     second, towards all Liquidity Draws which have not
                           been repaid as at that Quarterly Payment Date;

                  (iii)    third, towards all Principal Draws which have not
                           been repaid as at that Quarterly Payment Date;

                  (iv)     fourth, pari passu and rateably between themselves
                           (based on the Redraw Principal Outstanding and in the
                           case of the Class A-1 Notes on the Class A-1 A$
                           Equivalent of the Stated Amount of the Class A-1
                           Notes, and in the case of the Class A-2 Notes on the
                           Class A-2 A$ Equivalent of the Stated Amount of the
                           Class A-2 Notes and in the case of the Class A-3
                           Notes on the Stated Amount of the Class A-3 Notes, as
                           the case may be):

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                           (A)      as a payment, to the Currency Swap Provider
                                    under the Confirmation relating to the Class
                                    A-1 Notes, of the A$ Equivalent of any
                                    Carryover Class A Charge Offs relating to
                                    the Class A-1 Notes;

                           (B)      as a payment to the Currency Swap Provider
                                    under the Confirmation relating to the Class
                                    A-2 Notes of the A$ Equivalent of any
                                    Carryover Class A Charge Offs relating to
                                    the Class A-2 Notes;

                           (C)      as a payment to the Class A-3 Noteholders of
                                    an amount equal to the Carryover Class A
                                    Charge Offs relating to the Class A-3 Notes;
                                    and

                           (D)      as a repayment under the Redraw Facility
                                    Agreement, as a reduction of, and to the
                                    extent of, the Carryover Redraw Charge Offs;

                  (v)      fifth, to be applied as a payment to the Class B
                           Noteholders of an amount equal to the Carryover Class
                           B Charge Offs relating to the Class B Notes; and

                  (vi)     sixth, to be applied as a payment to the Class C
                           Noteholders of an amount equal to the Carryover Class
                           C Charge Offs relating to the Class C Notes.

                  Any amount applied pursuant to sub-paragraphs (i) to (vi)
                  (inclusive) above will be treated as Principal Collections to the extent of that application and in the case of amounts paid under sub-paragraph (iv), (v) or (vi) will be paid on the
                  Payment Date following that Determination Date.

(b)               The Trustee shall only make a payment under any of
                  sub-paragraphs (a)(i) to (a)(vi) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Excess Available Income remains from which to make the payment after amounts with priority to that payment have been distributed.

5.3      EXCESS DISTRIBUTION

         (a)      The Trustee must at the written direction of the Manager pay any Excess Distribution for a Quarterly Collection Period to
                  the Residual Income Beneficiary on the relevant Quarterly
                  Payment Date.

         (b)      The Trustee may not recover any Excess Distributions from the
                  Residual Income Beneficiary once they are paid to the Residual
                  Income Beneficiary except where there has been a manifest
                  error in the relevant calculation of the Excess Distributions.

5.4      INITIAL PRINCIPAL DISTRIBUTIONS

         (a)      (MONTHLY) Subject to paragraph (b), on each Monthly Payment
                  Date (other than a Quarterly Payment Date) and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must distribute or cause to be
                  distributed out of Principal Collections, in relation to the
                  Monthly Collection Period ending immediately before that
                  Monthly Payment Date, the following amounts in the following order of priority:

                  (i)      first, to allocate to Total Available Funds any
                           Principal Draw calculated in accordance with clause
                           5.9; and

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                  (ii)     second, to retain in the Collection Account as a
                           provision such amount as the Manager determines is
                           appropriate to make for any anticipated shortfalls in
                           payments under clause 5.1 on the following Monthly
                           Payment Date or Quarterly Payment Date.

         (b)      (MONTHLY LIMIT) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) and (a)(ii) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

         (c)      (QUARTERLY) Subject to paragraph (d), on each Quarterly
                  Payment Date, and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must distribute or cause to be distributed out of Principal
                  Collections, in relation to the Quarterly Collection Period ending immediately before that Quarterly Payment Date, the following amounts in the following order of priority:

                  (i)      first, to allocate to Total Available Funds any
                           Principal Draws calculated in accordance with clause
                           5.9;

                  (ii)     second, to retain in the Collection Account as a
                           provision such amount as the Manager determines is
                           appropriate to make for any anticipated shortfalls in
                           payments under clause 5.1 on the following Monthly
                           Payment Date or Quarterly Payment Date;

                  (iii)    third, subject to clause 5.8(d), to repay any Redraws
                           and Further Advances provided by the Approved Seller
                           in relation to Purchased Receivables in accordance
                           with clause 5.8 to the extent that it has not
                           previously been reimbursed in relation to those
                           Redraws and Further Advances;

                  (iv)     fourth, to repay all Redraw Principal Outstanding
                           under the Redraw Facility Agreement on that Quarterly
                           Payment Date; and

                  (v)      fifth, to retain in the Collection Account as a
                           provision to reimburse further Redraws and Further
                           Advances an amount up to the Redraw Retention Amount
                           for the next Quarterly Collection Period.

         (d)      (QUARTERLY LIMIT) The Trustee shall only make a payment under any of sub-paragraphs (c)(i) to (c)(v) (inclusive) if it is directed in writing to do so by the Manager and only to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

5.5      PRINCIPAL DISTRIBUTIONS PRIOR TO STEPDOWN DATE

         (a)      Subject to paragraph (b), on each Quarterly Payment Date prior to the Stepdown Date, or at any time if a Trigger Event is subsisting, and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must distribute or cause to be distributed out of Principal
                  Collections, in relation to the Quarterly Collection Period ending immediately before that Quarterly Payment Date, the following amounts in the following order of priority:

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                  (i)      first, all the Initial Principal Distributions for
                           that Collection Period;

                  (ii)     second, as a deposit to the Liquidity Reserve until
                           amounts standing to the credit of the Liquidity
                           Reserve equal to the then Liquidity Limit;

                  (iii)    third, pari passu and rateably between the Class A-1
                           Notes, Class A-2 Notes and Class A-3 Notes:

                           (A)      as a payment to the Currency Swap Provider
                                    under the Class A-1 Currency Swap, of an
                                    amount equal to the lesser of:

                                    (1)      the Class A-1 Proportion of the
                                             amount available for distribution
                                             under this sub-paragraph (iii)
                                             after all payments which have
                                             priority under this clause 5.5; and

                                    (2)      the A$ Equivalent of the Invested
                                             Amounts for all Class A-1 Notes;
                                             and

                           (B)      as a payment to the Currency Swap Provider
                                    under the Class A-2 Currency Swap, of an
                                    amount equal to the lesser of:

                                    (1)      the Class A-2 Proportion of the
                                             amount available for distribution
                                             under this sub-paragraph (iii)
                                             after all payments which have
                                             priority under this clause 5.5; and

                                    (2)      the A$ Equivalent of the Invested
                                             Amounts for all Class A-2 Notes;
                                             and

                           (C)      as a payment to the Class A-3 Noteholders,
                                    of an amount equal to the lesser of:

                                    (1)      the Class A-3 Proportion of the
                                             amount available for distribution
                                             under this sub-paragraph (iii)
                                             after all payments which have
                                             priority under this clause 5.5; and

                                    (2)      the Invested Amounts in respect of
                                             all Class A-3 Notes;

                  (iv)     fourth, as payment to the Class B Noteholders, of an
                           amount equal to the lesser of:

                           (A)      the amount available for distribution under
                                    this sub-paragraph (iv) after all payments
                                    which have priority under this clause 5.5;
                                    and

                           (B)      the Invested Amounts in respect of all Class
                                    B Notes;

                  (v)      fifth, as payment to the Class C Noteholders, of an
                           amount equal to the lesser of:

                           (A)      the amount available for distribution under
                                    this sub-paragraph (v) after all payments
                                    which have priority under this clause 5.5;
                                    and

                           (B)      the Invested Amounts in respect of all Class
                                    C Notes.

         (b)      (LIMIT) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) to (a)(v) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Principal Collections remain from which to make the
                  payment after amounts with priority to that payment have been distributed.

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5.6      PRINCIPAL DISTRIBUTIONS ON AND AFTER STEPDOWN DATE

         (a)      Subject to paragraph (b), on the Stepdown Date and on each
                  Quarterly Payment Date after the Stepdown Date, provided that no Trigger Event is subsisting, and based on the calculations, instructions and directions provided to it by the Manager, the
                  Trustee must distribute or cause to be distributed out of
                  Principal Collections, in relation to the Quarterly Collection
                  Period ending immediately before that Quarterly Payment Date, the following amounts in the following order of priority:

                  (i)      first, all the Initial Principal Distributions for
                           that Collection Period;

                  (ii)     second, as a deposit to the Liquidity Account until
                           the amount standing to the credit of the Liquidity
                           Account is equal to the then current Liquidity Limit;

                  (iii)    third, as a payment, out of the Class A Principal
                           Distribution Amount pari passu and rateably between
                           the Class A-1 Notes, the Class A-2 Notes and the
                           Class A-3 Notes:

                           (A)      to the Currency Swap Provider under the
                                    Class A-1 Currency Swap, of an amount equal
                                    to the lesser of:

                                    (1)      the Class A-1 Proportion of that
                                             Class A Principal Distribution
                                             Amount; and

                                    (2)      the A$ Equivalent of the aggregate
                                             Invested Amounts of the Class A-1
                                             Notes on that Payment Date;

                           (B)      to the Currency Swap Provider under the
                                    Class A-2 Currency Swap, of an amount equal
                                    to the lesser of:

                                    (1)      the Class A-2 Proportion of that
                                             Class A Principal Distribution
                                             Amount; and

                                    (2)      the A$ Equivalent of the aggregate
                                             Invested Amounts of the Class A-2
                                             Notes on that Payment Date; and

                           (C)      as a payment to the Class A-3 Noteholders of
                                    principal on the Class A-3 Notes of an
                                    amount equal to the lesser of:

                                    (1)      the Class A-3 Proportion of that
                                             amount of the Class A Principal
                                             Distribution Amount; and

                                    (2)      the aggregate Invested Amount of
                                             the Class A-3 Notes on that Payment
                                             Date,

                  (iv)     fourth, as a payment out of the Class B Principal
                           Distribution Amount for that Payment Date to the
                           Class B Noteholders of an amount equal to the lesser
                           of:

                           (A)      the Class B Principal Distribution Amount;
                                    and

                           (B)      the aggregate Invested Amount of the Class B
                                    Notes on that Payment Date; and

                  (v)      fifth, as a payment out of the Class C Principal
                           Distribution Amount for that Payment Date to the
                           Class C Noteholders of an amount equal to the lesser
                           of:

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                           (A)      the Class C Principal Distribution Amount;
                                    and

                           (B)      the aggregate Invested Amount of the Class C
                                    Notes on that Payment Date.

                  (b)      (LIMIT) The Trustee shall only make a payment under
                           any of sub-paragraphs (a)(i) to (a)(v) (inclusive)
                           above if it is directed in writing to do so by the
                           Manager and only to the extent that any Principal
                           Collections remain from which to make the payment
                           after amounts with priority to that payment have been
                           distributed.

5.7      FINAL MATURITY DATE

         On the Business Day immediately following the date on which all Secured
         Moneys (as defined in the Security Trust Deed) are fully and finally repaid, and only after payment of all amounts referred to in clauses
         5.3, 5.4 and 5.5(a), the Trustee must pay any Principal Collections which remain available:

         (a)      first, to the Approved Seller in reduction of the Principal
                  Outstanding (as defined in the Seller Loan Agreement) as a full and final settlement of the obligations of the Trustee under the Seller Loan Agreement; and

         (b)      second, to the Residual Income Beneficiary as a distribution of capital of the Trust.

5.8      REDRAWS AND FURTHER ADVANCES

         (a)      The Approved Seller, after receiving confirmation that it may do so from the Manager, may make:

                  (i)      Redraws to Obligors under Purchased Receivables so
                           that the then scheduled principal balance of those
                           Purchased Receivables is not exceeded; and

                  (ii)     Further Advances such that the then scheduled
                           principal balance of those Purchased Loans is
                           exceeded, provided that the restrictions in paragraph
                           (f) are observed.

         (b)      The Approved Seller will be reimbursed in relation to any
                  Redraw and Further Advance for which it has not previously been reimbursed under clause 5.4.

         (c)      On each Quarterly Determination Date the Manager shall
                  determine an amount, not exceeding 2% of the total Invested
                  Amount of all Notes, which it reasonably anticipates will be required in the Quarterly Collection Period in which that
                  Quarterly Determination Date occurs to fund further Redraws and Further Advances under Purchased Receivables in addition to any prepayments of principal that it anticipates will be received from Obligors during that Quarterly Collection
                  Period. That amount, from time to time, less amounts withdrawn or deposited as described in this clause 5.8, is called the
                  REDRAW RETENTION AMOUNT. The Manager shall on the day of such determination advise the Trustee of the amount so determined.

         (d)      In addition to the Approved Seller's right of reimbursement under clause 5.8(b), the Trustee shall on each Business Day it receives a direction from the Manager to do so, reimburse the
                  Approved Seller for Redraws and Further Advances made on or before that Business Day for which it has not received
                  reimbursement but only to the extent of the aggregate of:

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                  (i)      the Redraw Retention Amount for that Quarterly
                           Collection Period to the extent it has been funded
                           under clause 5.4(c)(v); and

                  (ii)     any amount which the Manager is entitled to direct
                           the Trustee to draw under the Redraw Facility
                           Agreement at that time. (

         e)       If the Manager determines on any Business Day that there is a
                  Redraw Shortfall, the Manager may on that date direct in
                  writing the Trustee to make a drawing under the Redraw
                  Facility Agreement on that or any other Business Day up to the amount which the Trustee is permitted to draw under clause
                  3.1(c) of the Redraw Facility Agreement at that time.

         (f)      The Approved Seller may not make a Further Advance, and the
                  Manager may not confirm the making of a Further Advance, under sub-paragraph (a) unless:

                  (A)      the Further Advance is made not more than 2 years
                           after the Closing Date;

                  (B)     the aggregate amount of that Further Advance and other
                          Further Advances made on or before the relevant
                          funding date, does not exceed 5% of the total Initial
                          Invested Amount of all Notes;

                  (C)     no Carryover Charge Offs subsist at the relevant
                          funding date;

                  (D)     the aggregate outstanding principal balance of
                          Purchased Loans which 60 days or more in Arrears as at
                          the relevant funding date is less than 4% of the
                          aggregate outstanding principal balance of all
                          Purchased Loans at that time;

                  (E)     following the Further Advance, the weighted average
                          LVR of all Purchased Loans is less than or equal to
                          the weighted average LVR of all Purchased Loans when
                          acquired by the Issuer on the Closing Date;

                  (F)     if, following the Further Advance, the LVR of the
                          relevant Purchased Loan is greater than 80%, a
                          Specific Insurance Policy is entered into by the
                          Issuer in respect of that Purchased Loan; and

                  (G)     after the Further Advance is made, the relevant
                          Purchased Loan satisfies the Eligibility Criteria.

5.9      DETERMINATION DATE - PAYMENT SHORTFALL

         If the Manager determines on any Determination Date that there is a
         Payment Shortfall for the relevant Collection Period, the Manager must direct the Trustee to pay out of Principal Collections, as a principal distribution under clause 5.4, an amount (the PRINCIPAL DRAW) equal to the lesser of:

         (a)      the Payment Shortfall; and

         (b)      the amount of Principal Collections available for distribution on the Payment Date following that Determination Date.

5.10     LIQUIDITY DRAWS

         (a)      The Manager, on behalf of the Trustee, shall, by no later than the Closing Date, establish as a separate ledger of the
                  Collection Account an account (the LIQUIDITY ACCOUNT) to which

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                  amounts may be credited, or from which amounts may be drawn, under this Supplementary Terms Notice.

         (b)      If the Manager determines on any Determination Date that,
                  after having made a Principal Draw, the relevant Payment
                  Shortfall will not be fully met (the remaining shortfall being a LIQUIDITY SHORTFALL), the Manager must direct the Trustee to apply from the Liquidity Account an amount (the LIQUIDITY
                  DRAW) on or before the Payment Date following that
                  Determination Date equal to the lesser of:

                  (i)      the Liquidity Shortfall; and

                  (ii)     the Liquidity Reserve.

         The Trustee must, if so directed by the Manager, make that Liquidity
         Draw and have the proceeds of the Liquidity Draw deposited or transferred into the Collection Account on or before the relevant
         Payment Date. The Manager must deal with the amount so deposited in accordance with this clause 5.

5.11     ALLOCATING LIQUIDATION LOSSES

         On each Quarterly Determination Date, the Manager must determine, in relation to the aggregate of all Liquidation Losses arising during that
         Quarterly Collection Period:

         (a)      the amount of those Liquidation Losses which is attributable to interest, fees and expenses in relation to the relevant
                  Purchased Receivables (FINANCE CHARGE LOSS); and

         (b)      the amount of those Liquidation Losses which is attributable to principal in relation to the relevant Purchased Receivables
                  (PRINCIPAL LOSS),

         on the basis that all Liquidation Proceeds actually received by or on behalf of the Trustee in relation to a Purchased Receivable are applied first against interest, fees and other Enforcement Expenses (other than
         Property Restoration Expenses) relating to that Purchased Receivable, and then against the Housing Loan Principal and Property Restoration
         Expenses relating to that Purchased Receivable.

5.12     INSURANCE CLAIMS

         (a)      If, on any Monthly Determination Date, the Manager determines that there has been a Liquidation Loss in relation to a
                  Purchased Receivable during the immediately preceding Monthly
                  Collection Period, the Manager shall direct the Servicer (if the Servicer has not already done so), promptly, and in any event so that the claim is made within the time limit
                  specified in the relevant Mortgage Insurance Policy for that
                  Purchased Receivable without the amount of the claim becoming liable to be reduced by reason of delay, to make a claim under the relevant Mortgage Insurance Policy.

         (b)      Upon receipt of any amount under or in respect of a Mortgage
                  Insurance Policy in payment of a claim referred to in
                  paragraph (a), the Manager must determine which part of the amount is attributable to interest, fees and other amounts in the nature of income, and which part of that amount is
                  attributable to principal.

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5.13     PAYMENTS BEFORE PAYMENT DATE

         (a)      Subject to the Transaction Documents, by no later than 4:00 pm
                  (Sydney time) on the Remittance Date for a Collection Period, the Manager must deposit or use its best endeavours to procure that the Servicer deposits, in the Collection Account all
                  Available Income and Principal Collections for that Collection
                  Period to the extent received on or before that date.

         (b)      The Manager must direct the Trustee to:

                  (i)      apply amounts credited to the Collection Account in
                           making payments in discharge of the Trustee's
                           obligations under this clause 5; and

                  (ii)     make the applications and reinstatements required or
                           contemplated by this clause 5,

                  in each case, under and in accordance with this clause 5.

5.14     CHARGE OFFS

         If the Principal Charge Offs for any Quarterly Collection Period exceed the Excess Available Income calculated on the Quarterly Determination
         Date for that Quarterly Collection Period, the Manager must, on and with effect from the Quarterly Payment Date immediately following the end of the Quarterly Collection Period:

         (a)      reduce pari passu and rateably as between themselves the Class
                  C Stated Amount of each of the Class C Notes by the amount of that excess which is attributable to each Class C Note until the Class C Stated Amount is zero (CLASS C CHARGE OFFS); and

         (b)      if the Class C Stated Amount is zero and any amount of that excess has not been applied under paragraph (a), reduce pari passu and rateably as between themselves the Class B Stated
                  Amount of each of the Class B Notes by the amount of that
                  excess which is attributable to each Class B Note until the
                  Class B Stated Amount is zero (CLASS B CHARGE OFFS); and

         (c)      if both the Class C Stated Amount and Class B Stated Amount are zero and any amount of that excess has not been applied under paragraph (b), reduce pari passu and rateably as between the Class A Notes and the Redraw Facility Agreement with
                  respect to the balance of that excess:

                  (i)      rateably as between the Class A Notes, the Class A
                          Stated Amount on each of the Class A Notes (or, where
                          applicable, the Euro Equivalent or the US$ Equivalent
                          (as the case may be) of the amount of that excess
                          which is so attributable) until the Class A Stated
                          Amount of that Class A Note is zero (CLASS A CHARGE
                          OFFS); and

                  (ii)     the Redraw Principal Outstanding under the Redraw
                           Facility Agreement applied against Redraw Advances
                           (as defined in the Redraw Facility Agreement) in
                           reverse chronological order of their Drawdown Dates
                           (as defined in the Redraw Facility Agreement), until
                           the Redraw Principal Outstanding is zero (REDRAW
                           CHARGE OFFS).

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5.15     PAYMENTS INTO US$ ACCOUNT

         (a)      The Trustee shall direct the Currency Swap Provider to pay all amounts denominated in US$ payable to the Trustee by the
                  Currency Swap Provider under the Class A-1 Currency Swap into the US$ Account or to the Principal Paying Agent under the
                  Agency Agreement on behalf of the Trustee.

         (b)      If any of the Trustee, the Manager or the Servicer receives any amount denominated in US$ from the Currency Swap Provider under the Class A-1 Currency Swap they will promptly pay that amount to the credit of the US$ Account.

5.16     PAYMENTS OUT OF US$ ACCOUNT

         (a)      The Trustee shall, on the direction of the Manager, or shall require that the Principal Paying Agent on its behalf, pay all amounts credited to the US$ Account as follows and in
                  accordance with the Note Trust Deed and the Agency Agreement.

         (b)      All amounts credited to the US$ Account by the Currency Swap
                  Provider in relation to a payment by the Trustee in no order of priority:

                  (i)      under clauses 5.1(c)(v) and (c)(vi)(B), will be paid
                           pari passu in relation to Class A-1 Notes as payments
                           of Class A Interest on those Class A-1 Notes;

                  (ii)     under clause 5.2(a)(iv)(A), will be paid pari passu
                           in relation to Class A-1 Notes in or towards
                           reinstating the Stated Amount of those Class A-1
                           Notes, to the extent of the Carryover Class A Charge
                           Offs; and

                  (iii)    amounts credited under clauses 5.5(a)(iii) and
                           5.6(a)(iii)(A)(1), pari passu to Class A-1
                           Noteholders as Class A Principal Payments on the
                           Class A-1 Notes until the Invested Amounts of the
                           Class A-1 Notes have been reduced to zero.

5.17     PAYMENTS INTO EURO ACCOUNT

         (a)      The Trustee shall direct the Currency Swap Provider to pay all amounts denominated in Euros payable to the Trustee by the
                  Currency Swap Provider under the Class A-2 Currency Swap into the Euro Account or to the Principal Paying Agent under the
                  Agency Agreement on behalf of the Trustee.

         (b)      If any of the Trustee, the Manager or the Servicer receives any amount denominated in Euros from the Currency Swap
                  Provider under the Class A-2 Currency Swap they will promptly pay that amount to the credit of the Euro Account.

5.18     PAYMENTS OUT OF EURO ACCOUNT

         (a)      The Trustee shall, on the direction of the Manager, or shall require that the Principal Paying Agent on its behalf, pay all amounts credited to the Euro Account as follows and in
                  accordance with the Note Trust Deed and the Agency Agreement.

         (b)      All amounts credited to the Euro Account by the Currency Swap
                  Provider in relation to a payment by the Trustee in no order of priority:

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                  (i)      under clauses 5.1(c)(v) and (c)(vi)(C), will be paid
                           pari passu in relation to Class A-2 Notes as payments
                           of Class A Interest on those Class A-2 Notes;

                  (ii)     under clause 5.2(a)(iv)(B), will be paid pari passu
                           in relation to Class A-2 Notes in or towards
                           reinstating the Stated Amount of those Class A-2
                           Notes, to the extent of the Carryover Class A Charge
                           Offs; and

                  (iii)    amounts credited under clauses 5.5(a)(iii) and
                           5.6(a)(iii)(B)(1), pari passu to Class A-2
                           Noteholders as Class A Principal Payments on the
                           Class A-2 Notes until the Invested Amounts of the
                           Class A-2 Notes have been reduced to zero.

5.19     ROUNDING OF AMOUNTS

         In making the calculations required or contemplated by this clause 5, the Manager shall round calculations to four decimal places, except that all monetary amounts shall be rounded down to the nearest cent or as otherwise required in this Supplementary Terms Notice.

5.20     MANAGER'S REPORT

         The Manager will provide to the Trustee, the Note Trustee and the
         Designated Ratings Agencies, the Manager's Report for a Collection
         Period no later than 4pm (Sydney time) on the Quarterly Payment Date following that Collection Period.

5.21     PAYMENT PRIORITIES FOLLOWING AN EVENT OF DEFAULT:  SECURITY TRUST DEED

         (a)      The proceeds from the enforcement of the Charge over the
                  Mortgaged Property (each as defined in the Security Trust
                  Deed) are to be applied in the following order of priority, subject to any other priority which may be required by statute or law:

                  (i)      first, to pay (pari passu and rateably):

                           (A)      any fees and other expenses due to the
                                    Security Trustee or the Note Trustee;

                           (B)      any fees and other expenses due to a Paying
                                    Agent;

                           (C)      any Expenses then due and unpaid with
                                    respect to the Trust; and

                           (D)      the Receiver's remuneration;

                  (ii)     second, to pay all costs, charges, expenses and
                           disbursements properly incurred in the exercise of
                           any Power (as defined in the Security Trust Deed) by
                           the Security Trustee, the Note Trustee, a Receiver or
                           an Attorney or other amounts payable to the Security
                           Trustee or the Note Trustee under the Security Trust
                           Deed;

                  (iii)    third, to pay any unpaid Accrued Interest Adjustment
                           due to the Approved Seller;

                  (iv)     fourth, to pay to the Swap Provider under the
                           Interest Rate Swap any Break Payments received by or
                           on behalf of the Trustee from a Borrower or any
                           Mortgage Insurer and which have not previously been
                           paid to that Swap Provider;

                  (v)      fifth, to pay (pari passu and rateably):

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                           (A)      all Secured Moneys owing to the Support
                                    Facility Providers (other than the Currency
                                    Swap Provider);

                           (B)      all Secured Moneys owing to the Class A
                                    Noteholders (as at the date of payment);

                           (C)      all Secured Moneys owing in relation to any
                                    Redraws or Further Advances made by the
                                    Approved Seller for which it has not been
                                    reimbursed under the Trust Documents; and

                           (D)      all Secured Moneys owing to the Currency
                                    Swap Provider specified in the Class A-1
                                    Currency Swap (but without double counting
                                    with payments under sub-paragraph (ii) or
                                    (v)(B));

                           (E)      all Secured Moneys owed to the Currency Swap
                                    Provider specified in the Class A-2 Currency
                                    Swap (but without double counting with
                                    payments under sub-paragraph (ii) or
                                    (v)(B));

                  (vi)     sixth, to pay (pari passu and rateably) all Secured
                           Moneys owing to the Class B Noteholders (as at the
                           date of payment);

                  (vii)    seventh, to pay (pari passu and rateably) all Secured
                           Moneys owing to the Class C Noteholders (as at the
                           date of payment);

                  (viii)   eighth, to pay (pari passu and rateably) any amounts
                           not covered above owing to any Mortgagee under any
                           Transaction Document;

                  (ix)     ninth, to pay the holder of any subsequent Security
                           Interest over Trust Assets of which the Security
                           Trustee has notice of the amount properly secured by
                           the Security Interest; and

                  (x)      tenth, to pay any surplus to the Trustee to be
                           distributed in accordance with the Master Trust Deed
                           and the Supplementary Terms Notice.

         (b)      The surplus will not carry interest. If the Security Trustee or a Receiver, Mortgagee or Attorney pays the surplus to the credit of an account in the name of the Trustee with any bank carrying on business in Australia, the Security Trustee,
                  Receiver, Mortgagee or Attorney (as the case may be) will be under no further liability in respect of it.

         (c)      For the purposes of this clause 5.21, the A$ Equivalent of the
                  US$ denominated principal amount owed to the Class A-1
                  Noteholders will be determined by the Manager and notified to the Trustee as being the A$ amount equal to:

                  (i)      if the Currency Swap is then in full force and
                           effect, the A$ Exchange Rate multiplied by the
                           aggregate Secured Moneys (in US$) of the Class A-1
                           Notes; or

                  (ii)     if the Currency Swap is not then in full force and
                           effect, the spot rate of exchange advised to the
                           Security Trustee by the Manager which is used for
                           calculation of amounts payable on the occurrence of
                           an Early Termination Date under the relevant Currency
                           Swap (as defined in that Currency Swap) multiplied by
                           the aggregate Secured Moneys (in US$) of the Class
                           A-1 Notes.

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         (d)      For the purposes of this clause 5.21, the A$ Equivalent of the
                  Euro denominated principal amount owed to the Class A-2
                  Noteholders will be determined by the Manager and notified to the Trustee as being the A$ amount equal to:

                  (i)      if the Currency Swap is then in full force and
                           effect, the A$ Exchange Rate multiplied by the
                           aggregate Secured Moneys (in Euros) of the Class A-2
                           Notes; or

                  (ii)     if the Currency Swap is not then in full force and
                           effect, the spot rate of exchange advised to the
                           Security Trustee by the Manager which is used for
                           calculation of amounts payable on the occurrence of
                           an Early Termination Date under the relevant Currency
                           Swap (as defined in that Currency Swap) multiplied by
                           the aggregate Secured Moneys (in Euros) of the Class
                           A-2 Notes.

5.22     PRESCRIPTION

         Despite any other provision of this Supplementary Terms Notice and the
         Master Trust Deed, Condition 8 of the Offshore Notes applies to all amounts payable in relation to any Offshore Note.

5.23     ACCOUNTING PROCEDURES:  PRINCIPAL & INTEREST

         To facilitate the implementation of this Cashflow Allocation
         Methodology, the Manager will keep accounting records in accordance with the Transaction Documents and will keep separate ledgers, including a "Principal Account", "Income Account" and "Cash Account",
         into which credit and debit entries will be made to record receipts and payments of principal, income or amounts unallocated at the relevant time.

5.24     REPLACEMENT OF CURRENCY SWAP

         (a)      If a Currency Swap is terminated, the Trustee must, at the direction of the Manager, enter into one or more currency
                  swaps which replace that Currency Swap (other than by way of transfer under section 6(b) of that Currency Swap)
                  (collectively a REPLACEMENT CURRENCY SWAP) but only on the condition:

                  (i)      that the Settlement Amount (as defined in that
                           Currency Swap), if any, which is payable by the
                           Trustee to that Currency Swap Provider on termination
                           of that Currency Swap will be paid in full when due
                           in accordance with this Supplementary Terms Notice
                           and that Currency Swap;

                  (ii)     the ratings assigned to the Notes are not adversely
                           affected; and

                  (iii)    the liability of the Trustee under that Replacement
                           Currency Swap is limited to at least the same extent
                           that its liability is limited under that Currency
                           Swap.

         (b)      If the condition in paragraph (a) is satisfied, the Trustee must at the direction of the Manager enter into the
                  Replacement Currency Swap and if it does so it must direct the provider of the Replacement Currency Swap (the REPLACEMENT
                  SWAP PROVIDER) to pay any upfront premium to enter into the
                  Replacement Currency Swap due to the Trustee directly to the
                  Currency Swap Provider in satisfaction of and to the extent of the Trustee's obligation to pay the Settlement Amount to the
                  Currency Swap Provider as referred to in paragraph (a). If the
                  Settlement Amount (if any) is payable by the Currency Swap
                  Provider

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                  to the Trustee, the Manager shall direct the Currency Swap
                  Provider to pay such amount direct to the Replacement Currency
                  Swap Provider in satisfaction of any upfront premium to enter into the Replacement Currency Swap. Where the upfront premium payable upon entry into the Replacement Currency Swap is:

                  (i)      payable by the Trustee to the Replacement Swap
                           Provider, then the:

                           (A)      excess of the Settlement Amount over the
                                    upfront premium will be included as
                                    Available Income for the relevant Collection
                                    Period; and

                           (B)      excess of the upfront premium payable over
                                    the Settlement Amount will be satisfied by
                                    the Trustee as a TRUST EXPENSE; and

                  (ii)     payable by the Replacement Swap Provider to the
                           Trustee, then the:

                           (A)      excess of the Settlement Amount over the
                                    upfront premium will be satisfied by the
                                    Trustee as a Trust Expense; and

                           (B)      excess of the upfront premium over the
                                    Settlement Amount will be included as
                                    Available Income for the relevant Collection
                                    Period.

5.25     NOTICE OF CALCULATIONS

         The calculations outlined in this clause 5, or required to be made by the Manager under any Condition, must be made by the Manager and notified to the Trustee on each Determination Date. The Manager must also notify the Trustee of all details of payments which are to be made by or on behalf of the Trustee on each Payment Date. The Manager must also notify the Currency Swap Provider of all payments which are to be made by or on behalf of the Trustee on each Quarterly Payment Date under clauses 5.1(c)(v), 5.1(c)(vi)(B), 5.1(c)(vi)(C), 5.2(a)(iv)(A),
         5.1(a)(iv)(B), 5.5(a)(iii)(A), 5.5(a)(iii)(B), 5.6(a)(iii)(A) and
         5.6(b)(iii)(B) on each relevant Quarterly Determination Date. In the absence of manifest error, each of the Trustee and the Currency Swap
         Provider is entitled to rely conclusively on (and will rely on) the
         Manager's calculations and notifications and is not required to (and it will not) investigate the accuracy of them.

5.26     BOND FACTORS

         (a)      On each Quarterly Determination Date, the Manager will, in respect of the Collection Period ending before that Quarterly
                  Determination Date, calculate or otherwise ascertain the Class
                  A Bond Factors, the Class B Bond Factor and the Class C Bond
                  Factor.

         (b)      The Manager shall notify all Noteholders, the Principal Paying
                  Agent, the Note Trustee and the Calculation Agent as soon as practicable after (and in any event by not later than the
                  Quarterly Payment Date immediately following) the relevant
                  Quarterly Determination Date of the relevant Class A Bond
                  Factors, the Class B Bond Factor and the Class C Bond Factor.

5.27     LOAN OFFSET INTEREST

         On each Monthly Determination Date, the Approved Seller shall pay to the Trustee an amount equal to all Loan Offset Interest Amounts for the
         Monthly Collection Period immediately preceding that Monthly
         Determination Date.

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6.       MASTER TRUST DEED AND SERVICING AGREEMENT
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6.1      COMPLETION OF DETAILS IN RELATION TO MASTER TRUST DEED

         (a)      (MANAGER FEE)

                  For the purpose of clause 15 of the Master Trust Deed, the fee payable to the Manager in respect of the Trust for each
                  Quarterly Collection Period will be an amount calculated:

                  (i)      on the aggregate Housing Loan Principal of the
                           Purchased Receivables on the first day of that
                           Quarterly Collection Period;

                  (ii)     at the rate of 0.09% per annum or as otherwise agreed
                           by the Manager and the Trustee from time to time; and

                  (iii)    on the actual number of days in the Quarterly
                           Collection Period divided by 365 days,

                  and shall accrue due from day to day. That fee is payable in
                  Australian dollars.

         (b)      (TRUSTEE'S FEE AND SECURITY TRUSTEE'S FEE)

                  (i)      For the purpose of clause 19.1 of the Master Trust
                           Deed and clause 11.2 of the Security Trust Deed, the
                           combined fee payable to the Trustee and the Security
                           Trustee in respect of the Trust for each Quarterly
                           Collection Period will be an amount calculated:

                           (A)      on the aggregate Housing Loan Principal of
                                    the Purchased Receivables on the first day
                                    of that Quarterly Collection Period;

                           (B)      at the rate agreed by the Manager, the
                                    Trustee and the Security Trustee in writing
                                    from time to time; and

                           (C)      on the actual number of days in the
                                    Quarterly Collection Period divided by 365
                                    days,

                           and shall accrue due from day to day. That fee is
                           payable in Australian dollars.

                  (ii)     If the Trustee or the Security Trustee (as the case
                           may be) is required at any time to undertake duties
                           which relate to the enforcement of the terms of any
                           Transaction Document by the Trustee or Security
                           Trustee (as the case may be) upon a default by any
                           other party under the terms of that Transaction
                           Document, the Trustee or Security Trustee (as the
                           case may be) is entitled to such additional
                           remuneration as may be agreed between the Trustee or
                           the Security Trustee (as the case may be) and the
                           Manager or, failing agreement, such amount as is
                           determined by a merchant bank (acting as an expert
                           and not as an arbitrator) selected by the Trustee or
                           the Security Trustee (as the case may be). The
                           determination of such merchant bank shall be
                           conclusive and binding on the Manager and the Trustee
                           or the Security Trustee (as the case may be) so far
                           as the law allows.

         (c)      (SERVICING FEE)

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                  For the purpose of clause 6.1 of the Servicing Agreement, the fee payable to the Servicer in respect of the Trust for each
                  Quarterly Collection Period will be an amount calculated:

                  (i)      on the aggregate Housing Loan Principal of the
                           Purchased Receivables on the first day of that
                           Quarterly Collection Period;

                  (ii)     at the rate of 0.40% per annum or as otherwise agreed
                           by the Manager, the Trustee and the Servicer from
                           time to time; and

                  (iii)    on the actual number of days in the Quarterly
                           Collection Period divided by 365 days,

                  or as otherwise agreed by the Trustee, the Manager and the
                  Servicer. That fee shall accrue due from day to day. That fee is payable in Australian dollars.

         (d)      (CUSTODIAN FEE)

                  For the purpose of clause 6.1 of the Custodian Agreement, the fee payable to the Custodian in respect of the Trust for each
                  Quarterly Collection Period will be an amount calculated:

                  (i)      on the aggregate Housing Loan Principal of the
                           Purchased Receivables on the first day of that
                           Quarterly Collection Period;

                  (ii)     at the rate of 0.015% per annum or as otherwise
                           agreed by the Manager, the Trustee and the Custodian
                           from time to time; and

                  (iii)    on the actual number of days in the Quarterly
                           Collection Period divided by 365 days,

                  or as otherwise agreed by the Trustee, the Manager and the
                  Custodian. That fee shall accrue due from day to day. That fee is payable in Australian dollars.

         (e)      (FEE CHANGES TO TAKE ACCOUNT OF GST)

                  Subject to clause 6.1(b)(i)(B), none of the above fees in this clause 6.1 are to be increased by reference to any applicable goods and services tax unless:

                  (i)      the Trustee, the Manager and the recipient of the
                           relevant fee agree (that agreement not to be
                           unreasonably withheld); and

                  (ii)     the increase will not result in the downgrading or
                           withdrawal of the rating of any Notes.

6.2      AMENDMENTS TO MASTER TRUST DEED

         The Master Trust Deed is amended for the purpose of the Trust as follows:

         (a)      CLAUSE 1.1 - AUTHORISED INVESTMENT

                  For the purposes of the definition of AUTHORISED INVESTMENT in clause 1.1 of the Master Trust Deed:

                  (i)      each of the investments in paragraphs (b), (d), (e),
                           (f), (g), (h), (i) and (j) of that definition must
                           have a rating of AAA (long term) or A-1+ (short term)
                           (as the

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                           case may be) from S&P and a rating of Aaa (long term)
                           or P-1 (short term) (as the case may be) from Moody's
                           to be an AUTHORISED INVESTMENT for the Trust;

                  (ii)     each of the investments in paragraphs (b) and (d)-(j)
                           inclusive of that definition must mature no later
                           than the next Quarterly Payment Date following its
                           acquisition;

                  (iii)    each investment must be denominated in A$;

                  (iv)     each investment must be of a type which does not
                           adversely affect the 50% risk weighting attributed to
                           the Notes by the Bank of England (as to which the
                           Trustee may rely on external advice);

                  (v)      each investment must be held by, or in the name of
                           the Trustee or its nominee; (vi) sub-paragraph (i) is
                           deleted and replaced with the following

                                    securities which are "mortgage-backed
                                    securities" within the meaning of each of
                                    the Duties Act, 1997 of New South Wales and
                                    the Duties Act, 2000 of Victoria, the Duties
                                    Act, 2001 of Queensland and the Duties Act,
                                    1999 of the Australian Capital Territory (if
                                    applicable).

                  (vii)    sub-paragraph (j) is deleted and replaced with the
                           following:

                           any other assets of a class of assets that are:

                           (A)      included within the definition "pool of
                                    mortgages" under the DUTIES ACT 1997 of New
                                    South Wales;

                           (B)      included within the definition of "pool of
                                    mortgages" under the DUTIES ACT 2000 of
                                    Victoria;

                           (C)      included within the definition "pool of
                                    mortgages" under the DUTIES ACT 2001 of
                                    Queensland; and

                           (D)      included within the definition "pool of
                                    mortgages" (if applicable) under the DUTIES
                                    ACT 1999 of the Australian Capital
                                    Territory.

                  (viii)   the reference to STAMP DUTIES ACT, 1920 in the last
                           paragraph of that definition is deleted and replaced
                           with DUTIES ACT, 1997 and the reference to STAMPS
                           ACT, 1958 in that paragraph is deleted and replaced
                           with DUTIES ACT, 2000.

         (b)      CLAUSE 1.1 - AUTHORISED SIGNATORY

                  The definition of Authorised Signatory is deleted and replaced with the following:

                           AUTHORISED SIGNATORY in relation to any corporation
                           means any person from time to time certified in
                           writing by two directors of the corporation (or, in
                           the case of the Trustee, by any divisional manager)
                           to be an authorised signatory of the corporation,
                           whose signature appears on such certificate and which
                           signature is certified thereon by such directors (or
                           such divisional manager) to be that person's
                           signature (and, in the case of the Trustee or the
                           Security Trustee (as the case may be), also includes
                           any officer of the Trustee or the Security Trustee
                           (as the case may be) who has the word "manager",
                           "head of", "group executive" or "counsel" in their
                           title).

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         (c)      CLAUSE 1.1 - CEDEL BANK

                  (i)      The definition of Cedel Bank is deleted and the
                           following definition inserted:

                           CLEARSTREAM, LUXEMBOURG means Clearstream Banking,
                           societe anonyme.

                  (ii)     Each reference to "Cedel Bank" in:

                           (A)      paragraph (u) of the definition of EXPENSES
                                    in clause 1.1; and

                           (B)      the definition of NOTEHOLDERS in clause 1.1,

                           is deleted and replaced with the words Clearstream,
                           Luxembourg.

         (d)      CLAUSE 1.1 - EUROCLEAR

         (e)      The definition of Euroclear is deleted and the following
                  definition inserted:

                           EUROCLEAR means Euroclear Bank S.A./N.V.

         (f)      CLAUSE 1.1 - EXPENSES

                  For the purposes of the definition of EXPENSES in clause 1.1 of the Master Trust Deed, a new paragraph (w) is inserted as follows and the existing paragraph (w) becomes paragraph (x).

                           (w)      any fees and expenses payable to any Stock
                                    Exchange, DTC, Euroclear or Clearstream,
                                    Luxembourg from time to time by the Trustee;

         (g)      CLAUSE 1.1 - EXTRAORDINARY RESOLUTION

                  For the purposes of the definition of EXTRAORDINARY RESOLUTION in clause 1.1 of the Master Trust Deed, that definition is deleted and the following definition is inserted.

                           EXTRAORDINARY RESOLUTION means, in relation to:

                           (a)      any Class of A$ Noteholders subject to the
                                    provisions of the Security Trust Deed:

                                    (i)      a resolution passed at a meeting of
                                             that Class of A$ Noteholders duly
                                             convened and held in accordance
                                             with the provisions contained in
                                             clause 29 of this Master Trust Deed
                                             by a majority consisting of not
                                             less than 75% of the votes able to
                                             be cast by the relevant Noteholders
                                             (cast by show of hands or poll, as
                                             the case may be); or

                                    (ii)     a resolution in writing under
                                             clause 29 of this Master Trust Deed
                                             signed by all Noteholders in the
                                             relevant Class of Noteholders;

                           (b)      all Noteholders means, subject to the
                                    provisions of the Security Trust Deed a
                                    resolution passed, in a meeting of all A$
                                    Noteholders duly convened and held in
                                    accordance with the provisions contained in
                                    clause 29 of this Master Trust Deed and in a
                                    meeting of Offshore Noteholders in
                                    accordance with the Note Trust Deed, by
                                    majority consisting of not less than 75%
                                    calculated as follows:

                                            A + E + U
                                            ---------

                                               T

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                                            Where: A =   the US$ Equivalent of
                                                         the aggregate Invested
                                                         Amount of all A$ Notes
                                                         held by A$ Noteholders
                                                         who voted in favour of
                                                         the resolution;

                                                   E =   the US$ Equivalent of
                                                         the aggregate Invested
                                                         Amount of the Class A-2
                                                         Notes held by Class A-2
                                                         Noteholders who voted
                                                         in favour of the
                                                         resolution;

                                                   U =   the aggregate Invested
                                                         Amount of the Class A-1
                                                         Notes of the Class A-1
                                                         Notes held by Class A-1
                                                         Noteholders who voted
                                                         in favour of the
                                                         resolution

                                                   T =   the Total Invested
                                                         Amount.

                           (c)      all Class A Noteholders means, subject to
                                    the provisions of the Security Trust Deed a
                                    resolution passed, in a meeting of all Class
                                    A-1 Noteholders and all Class A-2
                                    Noteholders duly convened and held in
                                    accordance with the Note Trust Deed and in a
                                    meeting of Class A-3 Noteholders held in
                                    accordance with the provisions contained in
                                    clause 29 of this Master Trust Deed, by
                                    majority consisting of not less than 75%
                                    calculated as follows:

                                            A + E + U
                                            ---------

                                                 T

                                            Where: A =   the US$ Equivalent of
                                                         the aggregate Invested
                                                         Amount of all Class A-3
                                                         Notes held by Class A-3
                                                         Noteholders who voted
                                                         in favour of the
                                                         resolution;

                                                   E =   the US$ Equivalent of
                                                         the aggregate Invested
                                                         Amount of the Class A-2
                                                         Notes held by Class A-2
                                                         Noteholders who voted
                                                         in favour of the
                                                         resolution;

                                                   U =   the aggregate Invested
                                                         Amount of the Class A-1
                                                         Notes held by Class A-1
                                                         Noteholders who voted
                                                         in favour of the
                                                         resolution;

                                                   T =   the aggregate Invested
                                                         Amount of all Class A
                                                         Notes.

                           (d)      all Offshore Noteholders or a Class of
                                    Offshore Noteholders, has the meaning given
                                    in the Note Trust Deed; and

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                           (e)      the Voting Mortgagees means, subject to the
                                    provisions of the Security Trust Deed;

                                    (i)     where the Note Trustee is the only
                                            Voting Mortgagee, a resolution of
                                            the Note Trustee alone; or

                                    (ii)    otherwise, in relation to the Voting
                                            Mortgagees;

                                            (A)      a resolution passed at a
                                                     meeting of the Voting
                                                     Mortgagees duly covered and
                                                     held in accordance with the
                                                     provisions contained in the
                                                     Security Trustee Deed by a
                                                     majority consisting of not
                                                     less than 75% of the votes
                                                     capable of being cast at
                                                     that meeting by Voting
                                                     Mortgagees present in
                                                     person or by proxy; or

                                            (B)      a resolution in writing
                                                     pursuant to the Security
                                                     Trust Deed signed by all
                                                     the Voting Mortgagees.

         (h)      CLAUSE 1.1 - APPROVED BANK

                  For the purpose of the definition of the Approved Bank delete the words and F1+ (Fitch IBCA).

         (i)      CLAUSE 1.1 - DEFINITIONS

                  For the purpose of the Trust, the following new definitions are inserted, in alphabetical order, in clause 1.1 of the
                  Master Trust Deed:

                  APPLICATION FOR NOTES means an application for A$ Notes in the form of schedule 2 to the Supplementary Terms Notice or in such other form as may from time to time be agreed between the
                  Trustee and the Manager.

                  AUSTRACLEAR means Austraclear Limited.

                  AUSTRACLEAR REGULATIONS means the regulations published by
                  Austraclear.

                  AUSTRACLEAR SYSTEM means the System as defined in the
                  Austraclear Regulations.

                  MARKED NOTE TRANSFER means a Note Transfer marked as in
                  accordance with clause 7.15 of this Master Trust Deed.

                  NOTE ACKNOWLEDGEMENT means an acknowledgement of the
                  registration of a person as the holder of an A$ Note in the form set out in schedule 3 to this Supplementary Terms Notice or in such other form as may from time to time be agreed
                  between the Trustee and the Manager.

                  NOTE TRANSFER means a transfer and acceptance of A$ Notes
                  materially in the form of schedule 4 to this Supplementary
                  Terms Notice or in such other form as may from time to time be agreed between the Trustee and the Manager.

                  OFFSET ARRANGEMENt means any agreement or arrangement between the Approved Seller and a borrower under which the amount of interest which would (but for such agreement or arrangement)
                  have been payable under or in respect of a Loan is reduced by reference to any credit balance on any savings or cheque
                  account in the name of a borrower (whether alone or jointly with another person) which is kept with the Seller.

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                  REGISTER means in relation to a Trust, the register required to be maintained in accordance with clause 28 of this Master
                  Trust Deed.

                  REPRESENTATIVE means:

                  (i)      in the case of any A$ Noteholder, a person appointed
                           as a proxy for that Noteholder under clause 29.9; and

                  (ii)     without limiting the generality of paragraph (a), in
                           the case of an A$ Noteholder which is a body
                           corporate, a person appointed under clause 29.10 by
                           that A$ Noteholder."

         (j)      CLAUSE 1.1 - GUARANTEED INVESTMENT CONTRACT

                  For the purposes of the definition of GUARANTEED INVESTMENT
                  CONTRACT in clause 1.1 of the Master Trust Deed, the words "or any equivalent regulations issued under the Duties Act 1997"
                  are inserted at the end of that definition.

         (k)      CLAUSE 1.1 - RESIDUAL INCOME BENEFICIARY

                  New definitions are inserted in clause 1.1 as follows:

                  RESIDUAL INCOME BENEFICIARY, in relation to a Trust, means any person who holds or is taken to hold a Residual Income Unit.

                  RESIDUAL INCOME UNIT, in relation to a Trust, has the meaning given in the Supplementary Terms Notice for that Trust.

         (l)      CLAUSE 1.1 - TERMINATION DATE

                  For the purpose of the definition of TERMINATION DATE in
                  clause 1.1 of the Master Trust Deed, the words "and the
                  Trustee and the Manager agree that no further Notes are
                  proposed to be issued by the Trustee in relation to that
                  Trust" are inserted at the end of paragraph (c)(i) of that definition.

         (m)      CLAUSE 4 - NOTES

                  For the purposes of the Trust, clause 4 in the Master Trust
                  Deed is deleted and the following new clause 4 is inserted as follows.

                  4.       NOTES

                  4.1      ACKNOWLEDGEMENT OF INDEBTEDNESS

                           Subject to the terms of this Master Trust Deed and
                           the Supplementary Terms Notice:

                           (a)      each entry in the Register relating to a
                                    Trust in respect of an A$ Note; and

                           (b)      each Offshore Note issued by a Trust,

                           constitutes an independent and separate
                           acknowledgement to the relevant Noteholder by the
                           Trustee of its indebtedness as trustee of the Trust
                           for the Invested Amount of that Note together with
                           the other rights given to Noteholders under this
                           Master Trust Deed, the Supplementary Terms Notice and
                           the Security Trust Deed, and (in relation to an
                           Offshore Note) the Note Trust Deed and the relevant
                           Conditions.

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                  4.2      LEGAL NATURE OF NOTES

                           (a)      A$ Notes will be in the form of inscribed
                                    stock, and the Trustee's obligations in
                                    relation to those A$ Notes and under this
                                    Master Trust and this Supplementary Terms
                                    Notice in respect of those A$ Notes
                                    (including any obligation to pay interest or
                                    principal) will become effective on
                                    inscription in the Register for the Trust
                                    under this Master Trust and this
                                    Supplementary Terms Notice of the details
                                    for those A$ Notes.

                           (b)      Class A-1 Notes will be in registered form
                                    in respect of Book-Entry Notes and will be
                                    in bearer or registered form in respect of
                                    Definitive Notes, provided that there will
                                    be no bearer notes issued in the United
                                    States of America.

                           (c)      Class A-2 Notes will be in bearer form in
                                    respect of Global Notes and Definitive
                                    Notes.

                  4.3      TERMS OF NOTES

                           (a)      All Notes issued by the Trustee as trustee
                                    of a Trust shall be issued with the benefit
                                    of, and subject to, this Master Trust Deed,
                                    the relevant Supplementary Terms Notice and
                                    the relevant Security Trust Deed and, in
                                    relation to the Offshore Notes, the Note
                                    Trust Deed and the relevant Conditions.

                           (b)      The documents referred to in paragraph (a)
                                    are binding on the Manager, the Trustee, the
                                    Note Trustee, the Security Trustee and the
                                    Noteholders.

                  4.4      INTEREST AND PRINCIPAL ENTITLEMENT OF NOTEHOLDERS

                           Subject to this Master Trust Deed, the relevant
                           Supplementary Terms Notice and the relevant Security
                           Trust Deed and, in relation to the Offshore Notes,
                           the Note Trust Deed and the relevant Conditions (and,
                           in particular, subject to any such provisions which
                           provide for principal losses to be charged off
                           against any Notes), the Trustee as trustee of a Trust
                           shall, in respect of the Notes issued by it in that
                           capacity, pay or cause to be paid to the Noteholders
                           (as relevant) of those Notes;

                           (a)      (INTEREST) Interest Entitlement on each
                                    Interest Payment Date; and

                           (b)      (PRINCIPAL) their Principal Entitlement on
                                    each Quarterly Payment Date.

                  4.5      NOTES NOT INVALID IF ISSUED IN BREACH

                           No Note shall be invalid or unenforceable on the
                           ground that it was issued in breach of this Master
                           Trust Deed, the relevant Supplementary Terms Notice
                           or any other Transaction Document.

                  4.6      LOCATION OF A$ NOTES

                           The property in the A$ Notes shall for all purposes
                           be regarded as situated at the place where the
                           Register on which those A$ Notes are recorded is
                           located.

                  4.7      NO DISCRIMINATION BETWEEN NOTEHOLDERS

                           There shall not be any discrimination or preference
                           between Notes within the same Class, or the
                           corresponding Noteholders, in relation to a Trust by
                           reason of the time of issue of

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                           Notes or for any other reason, subject only to the
                           Supplementary Terms Notice relating to the Notes, the
                           terms of the Security Trust Deed (if any) relating to
                           the Trust and (in relation to the Offshore Notes) the
                           Note Trust Deed and the relevant Conditions.

                  4.8      NOTE REGISTER

                           In the event that any Definitive Notes (in relation
                           to any Class A-1 Notes) are issued in registered
                           form, the Trustee (or if the Trustee fails to do so,
                           the Manager on behalf of the Trustee) will appoint a
                           person to operate and maintain a register of those
                           Definitive Class A-1 Notes in accordance with
                           standard United States practice and law.

         (n)      CLAUSE 5.3 - RANKING OF INTEREST OF BENEFICIARY

                  For the purposes of clause 5.3 of the Master Trust Deed, the
                  Trustee may seek and rely upon a direction from the Note
                  Trustee as to the interests of the Offshore Noteholders.

         (o)      CLAUSES 6.1 AND 6.6(A) - NOTE ISSUE DIRECTION

                  (i)      For the purposes of clause 6.1 of the Master Trust
                           Deed, the Note Issue Direction for the Notes may be
                           issued by the Manager on or at any time prior to the
                           Note Issue Date for the Notes.

                  (ii)     For the purposes of clause 6.6(a) of the Master Trust
                           Deed, the certification by the Manager may occur on
                           or at any time prior to the Note Issue Date for the
                           Notes.

         (p)      CLAUSE 6.7 - SUBSCRIPTION AGREEMENT

                  (i)      Clause 6.7(c) of the Master Trust Deed is amended by
                           replacing paragraph (i) with the following

                          (i)      (TRANSACTION DOCUMENTS) entered into the
                                   Transaction Documents to which it is a party
                                   in its capacity as trustee of the Trust.

                  (ii)     For the purposes of clause 6.7(c)(iii), the Trustee
                           will enter into the Subscription Agreements.

         (q)      CLAUSE 6.8 - ACTION FOLLOWING NOTE ISSUE

                  For the purposes of the Trust, clause 6.8 of the Master Trust
                  Deed is deleted and the following new clause 6.8 is inserted:

                           6.8      ACTION FOLLOWING NOTE ISSUE

                                    As soon as practicable after a Note Issue
                                    Date for a Trust:

                           (a)      in relation to A$ Notes only:

                                    (i)      (ENTER DETAILS IN THE REGISTER) the
                                             Trustee shall enter into the
                                             Register for that Trust in
                                             accordance with clause 28 the
                                             information required under clause
                                             28.1;

                                    (ii)     (ISSUE NOTE ACKNOWLEDGEMENT) the
                                             Trustee shall issue a Note
                                             Acknowledgement to each A$
                                             Noteholder in respect of its
                                             holding of A$ Notes; and

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                                    (iii)    (ISSUE MARKED NOTE TRANSFERS) if
                                             requested by an A$ Noteholder in
                                             its Application for Notes, the
                                             Trustee shall issue a Marked Note
                                             Transfer to that A$ Noteholder; and

                           (b)      in relation to Offshore Notes only, the
                                    Trustee shall issue those Offshore Notes in
                                    accordance with the relevant Note Trust Deed
                                    and the relevant Supplementary Terms Notice.

         (r)      CLAUSE 7 - TRANSFER OF NOTES

                  For the purpose of this Trust, Clause 7 of the Master Trust
                  Deed is deleted and the following new clause 7 is inserted:

                  7.       TRANSFER OF NOTES

                  7.1      NO RESTRICTIONS ON TRANSFER OF NOTES

                           Subject to this Master Trust Deed and the relevant
                           Supplementary Terms Notice and (in respect of the
                           Offshore Notes) the Note Trust Deed and Conditions,
                           there shall be no restriction on the transfer of
                           Notes.

                  7.2      MINIMUM TRANSFER

                           (a)      An A$ Noteholder must not transfer any A$
                                    Notes held by it unless:

                                   (i)      the amount payable by the transferee
                                            for those A$ Notes is not less than
                                            A$500,000; or

                                   (ii)     the offer or invitation to the
                                            transferee by the A$ Noteholder in
                                            relation to the A$ Notes is an offer
                                            or invitation that will not require
                                            disclosure under Part 6D.2 of the
                                            Corporations Act 2001 (Cth).

                           (b)     No A$ Note has been or will be registered
                                   under the United States Securities Act of
                                   1933 as amended (the SECURITIES ACT) and may
                                   not be offered or sold within the United
                                   States or to, or for the account or benefit
                                   of, US persons except in accordance with
                                   Regulation S under the Securities Act or
                                   pursuant to an exemption from the
                                   registration requirements of the Securities
                                   Act. Terms used in this paragraph have the
                                   meanings given to them by Regulation S under
                                   the Securities Act.

                           (c)     No transfer may be made of any Offshore Notes
                                   in circumstances which would require the
                                   preparation, issue and/or filing of a
                                   prospectus in England pursuant to the Public
                                   Offers of Securities Regulations 1995 or
                                   under any replacement or subsidiary
                                   legislation or regulations, or would
                                   otherwise fail to comply with all applicable
                                   provisions of the Financial Services and
                                   Markets Act 2000 and all rules and
                                   regulations made thereunder.

                           (d)     None of the Trustee, the Manager, the
                                   Servicer, the Note Managers, the Note
                                   Trustee, the Security Trustee or an Approved
                                   Seller is liable to any Noteholder in
                                   relation to a breach by that Noteholder of
                                   paragraph (b).

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                  7.3      FORM OF TRANSFER

                           Every transfer of A$ Notes shall be effected by a
                           Note Transfer.

                  7.4      EXECUTION OF NOTE TRANSFER

                           Every Note Transfer shall be duly completed and
                           executed by the transferor and transferee.

                  7.5      STAMPING OF NOTE TRANSFER

                           Every Note Transfer lodged with the Trustee shall be
                           duly stamped (if applicable).

                  7.6      DELIVERY OF NOTE TRANSFER TO TRUSTEE

                           Every Note Transfer shall be delivered to the
                           Trustee, together with the Note Acknowledgement to
                           which it relates, for registration.

                  7.7      REGISTRATION OF TRANSFEREE AS A$ NOTEHOLDER

                           Subject to this clause 7, the Trustee shall, on
                           receipt of a Note Transfer, enter the transferee in
                           the Register as the holder of the A$ Notes which are
                           the subject of the Note Transfer.

                  7.8      TRUSTEE ENTITLED TO REFUSE TO REGISTER NOTE TRANSFER

                           The Trustee may refuse to register any Note Transfer
                           which would result in:

                           (a)      (BREACH) a contravention of or failure to
                                    observe:

                                    (i)      (MASTER TRUST DEED) the terms of
                                             this Master Trust Deed;

                                    (ii)     (SUPPLEMENTARY TERMS NOTICE) the
                                             terms of the Supplementary Terms
                                             Notice;

                                    (iii)    (SECURITY TRUST DEED) the terms of
                                             the Security Trust Deed; or

                                    (iv)     (THE LAW) any law of an Australian
                                             Jurisdiction; or

                           (b)     (REQUIRES REGISTRATION) an obligation to
                                   procure registration of any of the above
                                   with, or the approval of any of the above by,
                                   any Government Agency.

                  7.9      REFUSAL TO REGISTER ABSOLUTE

                           The Trustee shall not be bound to give any reason for
                           refusing to register any Note Transfer and its
                           decision shall be final, conclusive and binding. If
                           the Trustee refuses to register a Note Transfer it
                           shall, as soon as practicable (and in no event later
                           than 7 days after the date the Note Transfer was
                           lodged with it), send to the transferor and the
                           transferee notice of such refusal.

                  7.10     NO FEE FOR REGISTRATION OF A NOTE TRANSFER

                           No fee shall be charged for the registration of any
                           Note Transfer.

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                  7.11     TAKING EFFECT OF NOTE TRANSFERS

                           (a)     (NOTE TRANSFER NOT EFFECTIVE UNTIL
                                   REGISTRATION) A Note Transfer shall not take
                                   effect until registered by the Trustee and
                                   until the transferee is entered in the
                                   Register as the holder of the A$ Notes which
                                   are the subject of the Note Transfer, the
                                   transferor shall remain the holder of those
                                   A$ Notes.

                           (b)     (TRANSFER RECEIVED WHEN REGISTER CLOSED) When
                                   a Note Transfer is received by the Trustee
                                   during any period when the Register is closed
                                   for any purpose, the Trustee shall not
                                   register the Note Transfer until the Business
                                   Day after the day on which that Register is
                                   reopened.

                  7.12     RIGHTS AND OBLIGATIONS OF TRANSFEREE

                           Subject to this Master Trust Deed and the relevant
                           Supplementary Terms Notice, a transferee of A$ Notes,
                           on being noted in the Register as the holder of the
                           A$ Notes, shall have the following rights and
                           obligations:

                           (a)     (THOSE OF THE TRANSFEROR) all the rights and
                                   the obligations which the transferor
                                   previously had; and

                           (b)     (THOSE UNDER MASTER TRUST DEED) all the
                                   rights and obligations of an A$ Noteholder as
                                   provided by this Master Trust Deed and the
                                   relevant Supplementary Terms Notice as if the
                                   transferee was originally a party to this
                                   Master Trust Deed and that Supplementary
                                   Terms Notice.

                  7.13     PAYMENTS TO TRANSFEREE

                           Subject to this Master Trust Deed (including clause
                           32.1 of the Master Trust Deed), on the entry of a
                           transferee of A$ Notes in the Register, the
                           transferee shall become entitled to receive any
                           payments then due or which may become due to the
                           holder of the relevant A$ Notes (including whether or
                           not the entitlement to payment wholly or partly arose
                           or accrued prior to the transfer and the Trustee
                           shall be discharged for any such payment made to the
                           transferee).

                  7.14     TRANSMISSION OF ENTITLEMENTS

                           (a)     (ELECTION) Any person becoming entitled to an
                                   A$ Note as a result of the death, mental
                                   incapacity or bankruptcy of an A$ Noteholder
                                   may, on producing such evidence as the
                                   Trustee requires of their entitlement, elect
                                   to be either registered as the A$ Noteholder
                                   in respect of the relevant A$ Notes or to
                                   transfer the relevant A$ Notes to a third
                                   party in the manner specified in this clause.

                           (b)     (METHOD OF ELECTION) If an entitled person
                                   elects to be registered as the A$
                                   Noteholder, the person shall deliver to the
                                   Trustee a notice in writing to this effect
                                   signed by the person. If the person elects
                                   to have another person registered he or she
                                   shall execute a Note Transfer in relation to
                                   the relevant A$ Notes in favour of that
                                   other person. All the provisions of this
                                   Master Trust Deed and the relevant
                                   Supplementary Terms Notice relating to the
                                   transfer of A$ Notes and the registration of
                                   Note Transfers shall be applicable to any
                                   such notice or

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                                   Note Transfer as if the death, mental
                                   incapacity or bankruptcy of the A$
                                   Noteholder had not occurred and the notice
                                   or Note Transfer was a Note Transfer
                                   executed by the A$ Noteholder.

                           (c)     (DISCHARGE) A person entitled to A$ Notes
                                   under this clause shall be entitled to
                                   receive and may give a good discharge for all
                                   moneys payable in respect of such A$ Notes
                                   but, except as otherwise provided by this
                                   Master Trust Deed and the relevant
                                   Supplementary Terms Notice, shall not be
                                   entitled to any of the rights or privileges
                                   of an A$ Noteholder unless and until the
                                   person is entered in the Register as the
                                   holder of those A$ Notes.

                  7.15     MARKED NOTE TRANSFER

                           (a)     (ENTITLEMENT TO MARKING) An A$ Noteholder may
                                   from time to time request the Trustee to
                                   provide the A$ Noteholder with a Marked Note
                                   Transfer.

                           (b)     (MARKING) The A$ Noteholder shall deliver a
                                   Note Transfer to the Trustee and the Trustee
                                   shall mark the Note Transfer in such manner
                                   as agreed from time to time by the Trustee
                                   and the Manager and issue the same to the A$
                                   Noteholder.

                           (c)     (TRUSTEE WILL NOT REGISTER TRANSFER) Until
                                   the expiry of 90 days (or any substitute
                                   period as the Trustee and Manager agree from
                                   time to time and as advised to A$
                                   Noteholders) from the date on which the Note
                                   Transfer was marked, the Trustee shall not
                                   register any transfer of A$ Notes relating to
                                   the Marked Note Transfer otherwise than on
                                   that Marked Note Transfer.

                           (d)     (NO EXTENSION BY CLOSING OF REGISTER) The
                                   period referred to in sub-paragraph (c) shall
                                   not be extended by the closing of the
                                   Register for any purpose.

                           (e)     (DELIVERY) A Marked Note Transfer shall be
                                   issued to an A$ Noteholder by personal
                                   delivery at the time the A$ Noteholder
                                   attends the offices of the Trustee (or such
                                   other place nominated by the Trustee) for the
                                   marking of the Note Transfer by the Trustee.

                  7.16     RELIANCE ON DOCUMENTS

                           The Trustee shall be entitled to accept and assume
                           the authenticity and genuineness of any Note Transfer
                           or other document produced to it and to assume that
                           any Note Transfer or other document produced to it
                           has been duly executed. The Trustee shall not be
                           bound to enquire into the authenticity or genuineness
                           of any Note Transfer or other document, nor shall it
                           incur any liability for registering any Note Transfer
                           which is subsequently discovered to be a forgery or
                           otherwise defective, unless the Trustee had actual
                           notice of such forgery or defect at the time of
                           registration of such Note Transfer.

                  7.17     SPECIMEN SIGNATURES

                           The Trustee may (but need not) require each A$
                           Noteholder to submit specimen signatures (and in the
                           case of a corporation may require those signatures to
                           be authenticated by the secretary or director of such
                           A$ Noteholder) of persons authorised

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                           to execute Note Transfers on behalf of such A$
                           Noteholder and shall be entitled to assume (until
                           notified to the contrary) that such authority has not
                           been revoked.

                  7.18     NOTES LODGED WITH AUSTRACLEAR

                           If A$ Notes are lodged into the Austraclear System,
                           the Trustee shall enter Austraclear in the Register
                           as the holder of those A$ Notes. While those A$ Notes
                           remain in the Austraclear System:

                           (a)     all payments and notices required of the
                                   Trustee and the Manager in relation to those
                                   A$ Notes will be directed to Austraclear; and

                           (b)     all dealings (including transfers) and
                                   payments in relation to those A$ Notes within
                                   the Austraclear System will be governed by
                                   the Austraclear Regulations and need not
                                   comply with this clause 7 to the extent of
                                   any inconsistency.

         (s)      CLAUSE 7A - NOTE ACKNOWLEDGEMENT

                  For the purposes of the Trust a new clause 7A is inserted in the Master Trust Deed as follows:

                           7A.     NOTE ACKNOWLEDGEMENT

                           7A.1     ISSUE OF NOTE ACKNOWLEDGEMENT

                                    When a person has been entered in the
                                    Register as the holder of A$ Notes, as soon
                                    as practicable (and in any event no later
                                    than 5 Business Days or such shorter period
                                    specified in the relevant Supplementary
                                    Terms Notice or as otherwise agreed by the
                                    Trustee with the person or the Manager)
                                    thereafter, the Trustee shall issue a Note
                                    Acknowledgement to that person in respect of
                                    those A$ Notes. If the person has been
                                    entered into the Register under a Note
                                    Transfer and the transferor continues to
                                    retain a holding of A$ Notes, the Trustee
                                    shall, within the same period stated above,
                                    issue to the transferor a Note
                                    Acknowledgement in respect of that retained
                                    holding of A$ Notes. No certificates will be
                                    issued in respect of A$ Notes.

                           7A.2     NOTE ACKNOWLEDGEMENT NOT CERTIFICATE OF
                                    TITLE

                                    A Note Acknowledgement shall not be a
                                    certificate of title as to A$ Notes and the
                                    Register shall be the only conclusive
                                    evidence of the ownership of A$ Notes and
                                    the entitlements under them. A Note
                                    Acknowledgement cannot be pledged or
                                    deposited as security nor can an A$ Note be
                                    transferred by delivery of only a Note
                                    Acknowledgement.

                           7A.3     EXECUTION OF NOTE ACKNOWLEDGEMENT

                                    Each Note Acknowledgement shall be signed on
                                    behalf of the Trustee manually, or in
                                    facsimile by mechanical or electronic means,
                                    by any Authorised Signatory of the Trustee.
                                    If any Authorised Signatory of the Trustee
                                    whose signature appears on a Note
                                    Acknowledgement dies or otherwise ceases to
                                    be

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                                    an Authorised Signatory before the Note
                                    Acknowledgement has been issued, the Trustee
                                    may nevertheless issue the Note
                                    Acknowledgement.

                           7A.4     MORE THAN ONE NOTE ACKNOWLEDGEMENT

                                    If an A$ Noteholder wishes to receive more
                                    than one Note Acknowledgement it shall
                                    return its Note Acknowledgement to the
                                    Trustee and at the same time request in
                                    writing the issue of a specified number of
                                    separate Note Acknowledgements. Subject to
                                    clause 4.5, the Trustee shall then cancel
                                    the original Note Acknowledgement and issue,
                                    in lieu, separate Note Acknowledgements. A
                                    fee prescribed by the Trustee (not exceeding
                                    $10 for each Note Acknowledgement) shall be
                                    paid by the A$ Noteholder to the Trustee.

                           7A.5     WORN OUT, DEFACED OR LOST NOTE
                                    ACKNOWLEDGEMENT

                                    If any Note Acknowledgement is worn out or
                                    defaced then, on production to the Trustee,
                                    the Trustee may cancel the same and may
                                    issue a new Note Acknowledgement. If any
                                    Note Acknowledgement is lost or destroyed
                                    then, on proof to the satisfaction of the
                                    Trustee, and on such indemnity as the
                                    Trustee may consider adequate having been
                                    given, a new Note Acknowledgement shall be
                                    given to the person entitled to such lost or
                                    destroyed Note Acknowledgement. An entry as
                                    to the issue of the new Note Acknowledgement
                                    and of the indemnity (if any) shall be made
                                    in the Register. A fee prescribed by the
                                    Trustee (not exceeding $10) shall be paid by
                                    the person requesting the new Note
                                    Acknowledgement to the Trustee.

                           7A.6     JOINT HOLDINGS

                                    If a single parcel of A$ Notes is held by
                                    more than one person, only the person whose
                                    name stands first in the Register in
                                    relation to that parcel of A$ Notes shall be
                                    entitled to:

                                    (a)      be issued the relevant Note
                                             Acknowledgement and, if applicable,
                                             a Marked Note Transfer;

                                    (b)      be given any notices; and

                                    (c)      be paid any moneys due in respect
                                             of such A$ Notes.

                           7A.7     DELIVERY OF NOTE ACKNOWLEDGEMENT

                                    A Note Acknowledgement may be sent to the
                                    relevant A$ Noteholder by mail or by
                                    personal delivery to the A$ Noteholder's
                                    address appearing in the Register and the
                                    Note Acknowledgement so sent shall be at the
                                    risk of that A$ Noteholder.

         (t)      CLAUSE 8.5 - AUTHORISED INVESTMENT

                  For the purposes of Clause 8.5 of the Master Trust Deed, but subject always to the right of substitution under clause 8,
                  Authorised Investments shall not include those investments

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                  specified in paragraphs (a) and (c) of the definition of
                  Authorised Investments in the Master Trust Deed, namely:

                  (i)      Loans secured by Mortgages, those Mortgages, other
                           Related Securities and Receivable Rights; and

                  (ii)     other Receivables, Receivable Securities and
                           Receivable Rights approved by the Manager.

         (u)      CLAUSE 12.3(B) - SALE NOTICE

                  For the purposes of clause 12.3(b) of the Master Trust Deed, a
                  Sale Notice may be delivered to the Trustee by the Approved
                  Seller on or at any time prior to the Expiry Time.

         (v)      CLAUSE 12.5(A)(III) - CONDITIONS PRECEDENT TO PURCHASE

                  For the purposes of clause 12.5(a)(iii) of the Master Trust
                  Deed, the following is a condition precedent to the giving of a Sale Notice:

                  (i)      (CERTIFIED COPIES) Certified copies of the forms of
                           each Mortgage Insurance Policy, and the forms of the
                           Receivable Agreements, relating to the Purchased
                           Receivables.

         (w)      CLAUSE 12.6(A)(VII) REPRESENTATIONS AND WARRANTIES

                  For the purposes of clause 12.6(a)(vii) of the Master Trust
                  Deed, the Approved Seller makes the following additional
                  representations and warranties in relation to each Sale
                  Notice.

                  (i)      (ASSIGNABILITY) All consents required in relation to
                           the assignment of the Receivables specified in the
                           Sale Notice and the related Receivable Rights have
                           been obtained. Those Receivables and Receivable
                           Rights are assignable.

                  (ii)     (QUALITY OF TITLE) It is the sole, legal and
                           beneficial owner of the Receivables specified in the
                           Sale Notice and the related Receivable Rights. Those
                           Receivables and the related Receivable Rights,
                           together with the interest of the Approved Seller
                           under the Relevant Documents, are owned by it free
                           and clear of any Security Interest (other than any
                           Security Interest arising solely as the result of any
                           action taken by the Trustee in connection with the
                           Trust).

                  (iii)    (ELIGIBLE RECEIVABLE) As at the relevant Cut-Off
                           Date, each Receivable which is specified in the Sale
                           Notice is an Eligible Receivable. In relation to any
                           related Receivable Security that is required to be
                           registered with any Government Agency and which is
                           not registered at its Cut-Off Date, it will be
                           registered.

                  (iv)     (RECEIVABLE SECURITIES) Each Receivable and
                           Receivable Security which is specified in the Sale
                           Notice and each Related Security is legally valid,
                           binding and enforceable against the relevant
                           Obligor(s) in all material respects except to the
                           extent that it is affected by laws relating to
                           creditors rights generally, or doctrines of equity.

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(v)                       (SET OFF) Once equitably assigned to the Trustee, no
                          Receivable which is specified in the Sale Notice or
                          related Receivable Right will be subject to any right
                          of rescission, set off, counterclaim or similar
                          defence.

                  (vi)     (COMPLIANCE WITH LAWS) At the time each Receivable
                           and Receivable Security which is specified in the
                           Sale Notice and each Related Security was entered
                           into and up to and including the Closing Date, it
                           complied in all material respects with applicable
                           laws, including, without limitation, where the
                           Consumer Credit Legislation applies, the Consumer
                           Credit Legislation and the performance by the
                           Approved Seller of its obligations in respect of each
                           such Receivable, Receivable Security and Related
                           Security (including without limitation, its
                           variation, discharge, release, administration,
                           servicing and enforcement) up to and including the
                           Closing Date complied in all material respects with
                           applicable laws including, without limitation, where
                           the Consumer Credit Legislation applied, the Consumer
                           Credit Legislation.

                  (vii)    (OWNERSHIP) In relation to each Receivable Security
                           which is specified in the Sale Notice, the relevant
                           Obligor(s) is or are the sole legal owner of the
                           relevant Mortgaged Property and registered as the
                           sole proprietor(s) of the relevant Mortgaged
                           Property.

                  (viii)   (INSURANCE) Each Receivable which is specified in the
                           Sale Notice is the subject of a Mortgage Insurance
                           Policy from a Mortgage Insurer for the scheduled term
                           of that Receivable for the amount of that Receivable
                           and which is not subject to the Pool Policy. The sale
                           of each such Receivable to the Trustee is not
                           contrary to the relevant Mortgage Insurance Policy.
                           The Approved Seller has not done or omitted to do
                           anything which might prejudicially affect or limit
                           its rights or the rights of the Trustee under or in
                           respect of a Mortgage Insurance Policy (including the
                           payment of any premiums due under that Mortgage
                           Insurance Policy) to the extent that those rights
                           relate to that Receivable or the related Receivable
                           Rights. On transfer to the Trustee of equitable title
                           to a Purchased Receivable:

                           (A)      the Trustee will have the benefit of the
                                    relevant Mortgage Insurance Policy for that
                                    Receivable; and

                           (B)      the Approved Seller will procure that the
                                    Trustee receives evidence of each Mortgage
                                    Insurer's acknowledgement of the transfer.

                  (ix)     (SOLVENCY OF MORTGAGE INSURER) The Approved Seller
                           does not have actual notice that any Mortgage Insurer
                           under any Mortgage Insurance Policy in relation to a
                           Receivable is insolvent or will be unable to pay a
                           valid claim.

                  (x)      (SOLVENCY OF OTHER INSURERS) The officers of the
                           Approved Seller who have responsibility for the
                           transactions contemplated by the Transaction
                           Documents do not have actual notice that any insurer
                           under any insurance policy (other than a Mortgage
                           Insurer under any Mortgage Insurance Policy) in
                           relation to a Receivable is insolvent or will be
                           unable to pay a valid claim.

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                  (xi)     (SELECTION PROCESS) There is no fraud, dishonesty,
                           material misrepresentation or negligence on the part
                           of the Approved Seller in connection with the
                           selection and offer to the Trustee of any Receivables
                           or related Receivable Securities which is specified
                           in the Sale Notice.

                  (xii)    (NO VOID TRANSACTIONS) The assignment of the
                           Receivables which are specified in the Sale Notice
                           and Receivable Rights will not be held by a court to
                           be an undervalue transfer, a fraudulent conveyance,
                           or a voidable preference under any law relating to
                           insolvency.

                  (xiii)   (SECURITY INTEREST) The sale, transfer and assignment
                           of the Approved Seller's interest in the Receivables
                           which are specified in the Sale Notice and the
                           related Receivable Rights, will not constitute a
                           breach of any Relevant Document or the Approved
                           Seller's obligations or a default by the Approved
                           Seller under any Security Interest.

                  (xiv)    (RELEVANT DOCUMENTS) The Approved Seller holds in its
                           possession or control all Relevant Documents that
                           relate to the Receivables and the related Receivable
                           Securities which are specified in the Sale Notice
                           necessary to register and enforce the provisions of
                           and the security created by the relevant Receivable
                           Securities.

                  (xv)     (SOLVENCY) The Approved Seller is solvent, is able to
                           pay its debts as and when they become due and payable
                           and has no notice of, nor taken any steps in relation
                           to, any application or order for its winding up or
                           the appointment of a receiver or liquidator to it or
                           any of its assets.

                  (xvi)    (NO RESCISSION, ETC) As at the Cut-Off Date, none of
                           the Receivables and none of the Receivable Securities
                           which are specified in the Sale Notice were
                           satisfied, cancelled, discharged or rescinded and the
                           Mortgaged Property relating to each relevant
                           Receivable and Receivable Security had not been
                           released from the security of the relevant Receivable
                           Securities.

                  (xvii)   (INTEREST RATE) Except as specified in a Receivable
                           Agreement, a Receivable Security or the Sale Notice,
                           and subject to applicable laws, the interest rate for
                           each such Receivable is not subject to any
                           limitation, no consent, additional memoranda or other
                           writing is required from the relevant Obligor to give
                           effect to a change in that rate and any change in
                           that rate will be effective on notice being given to
                           that Obligor in accordance with the terms of the
                           relevant Receivable or Receivable Security.

                  (xviii)  (COMPLIANCE WITH PROCEDURES) At the time each
                           Receivable and each Receivable Security which is
                           specified in the Sale Notice and each Related
                           Security was entered into it complied in all material
                           respects with the Approved Seller's underwriting and
                           operations procedures, as agreed with the Manager.

                  (xix)    (GOOD FAITH) Each Receivable and Receivable Security
                           which is specified in the Sale Notice and each
                           Related Security was entered into by the Approved
                           Seller in good faith.

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                  (xx)     (ORDINARY COURSE OF BUSINESS) At the time each
                           Receivable and each Receivable Security which is
                           specified in the Sale Notice and each Related
                           Security was entered into, it was not purchased by
                           the Approved Seller but was originated in the
                           ordinary course of the Approved Seller's business.

                  (xxi)    (FIRST RANKING SECURITY) In respect of each
                           Receivable and each Receivable Security which is
                           specified in the Sale Notice and each Related
                           Security, the Approved Seller has taken all
                           reasonably necessary steps to ensure that each
                           related Mortgage complies with the applicable legal
                           requirements to be a first ranking Mortgage secured
                           over land, subject to registration in due course.

                  (xxii)   (NO NOTICE OF BANKRUPTCY OR WINDING UP) At the time
                           each Receivable and each Receivable Security which is
                           specified in the Sale Notice and each Related
                           Security was entered into at any time prior to the
                           Closing Date, the Approved Seller had not received
                           any notice of any insolvency, bankruptcy or
                           liquidation of the Obligor(s) or any guarantors or
                           security providers (except that if a Receivable is in
                           Arrears but complies with the Eligibility Criteria,
                           the fact that it is in Arrears is not in and of
                           itself notice of insolvency) or any notice that any
                           such person did not have the legal capacity to enter
                           into the relevant Mortgage.

                  (xxiii)  (NO WAIVER, ETC) As at the Cut-Off Date, none of the
                           Receivables and none of the Receivable Securities
                           which is specified in the Sale Notice and no Related
                           Security had been waived or altered, except in
                           writing and as part of the Relevant Documents.

                  (xxiv)   (INFORMATION ON RECEIVABLES) All information provided
                           by the Approved Seller to the Trustee in connection
                           with the Receivables, the Receivable Securities and
                           the Related Securities was, when given, true and
                           accurate in all material respects and not misleading
                           or deceptive and did not omit to state a material
                           fact necessary in order to make the statements
                           therein in light of the circumstances in which they
                           were made not misleading or deceptive.

                  (xxv)    (NO KNOWLEDGE OF ADVERSE EVENT) As at the Cut-Off
                           Date, the Approved Seller was not aware of any
                           circumstance or event that may materially and
                           adversely affect:

                           (A)      the value or enforceability of any
                                    Receivable, Receivable Security or Related
                                    Security; or

                           (B)      the ability of the Approved Seller to
                                    perform its obligations under the
                                    Transaction Documents.

                  (xxvi)   (FAIR CONSIDERATION) The Approved Seller regards the
                           consideration paid for the Receivables specified in
                           the Sale Notice as fair and equals the outstanding
                           principal of the Receivables on the Closing Date
                           (plus or minus $1,000).

                  (xxvii)  (NO BREACH OF OBLIGATIONS) The Approved Seller is not
                           in breach of any obligation or agreement which has
                           had or may have a Material Adverse Effect.

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                  (xxviii) (DEPOSIT ACCOUNT) If the Approved Seller has required an Obligor to establish a deposit account with it in
                           relation to a Receivable, the Approved Seller has
                           done so for administrative convenience only.

                  (xxix)   (WAIVER OF SET-oFF) The Approved Seller's standard
                           form of Receivable Agreement includes a clause to the
                           effect that the relevant Obligor waives all rights of
                           set-off as between the Obligor and the Approved
                           Seller.

                  (xxx)    (AUSTRALIAN DOLLARS) Each Receivable is, at the
                           Closing Date, denominated and payable only in
                           Australian dollars in Australia.

                  (xxxi)   (STAMP DUTY) The Approved Seller will pay all
                           applicable stamp duties imposed by Queensland as a
                           result of the initial equitable assignment by the
                           Approved Seller to the Trustee of the Receivables
                           specified in the Sales Notice.

         (x)      CLAUSE 12.6(D)(II) - OFFER AND ACCEPTANCE

                  Clause 12.6(d)(ii) of the Master Trust Deed is amended by:

                  (i)      deleting "to the satisfaction of the Manager and the
                           Trustee" and inserting in place of those words "(if
                           capable of remedy to the satisfaction of the Manager
                           and the Trustee)";

                  (ii)     replacing "." at the end of sub-clause (G) with ";
                           and"; and (iii) inserting a new sub-clause (H) as
                           follows:

                           (H)      the Approved Seller shall indemnify the
                                    Trustee from and against any and all
                                    damages, losses, claims, liabilities and
                                    related costs and expenses including legal
                                    costs and expenses on a full indemnity basis
                                    that the Trustee may sustain or incur under
                                    the Consumer Credit Legislation as a direct
                                    or indirect consequence of a breach of the
                                    Approved Seller's representation and
                                    warranty under clause 6.2(v)(vi) of the
                                    Supplementary Terms Notice, together with
                                    any relevant break costs for which the
                                    Trustee is liable in relation to the
                                    prepayment of any Hedge Agreement for the
                                    Trust.

         (y)      CLAUSE 12.6(D)(V) - LIMIT ON DAMAGES

                  Clause 12.6(d)(v) of the Master Trust Deed is amended by
                  adding the following after the word "damages" in the last
                  line:

                           except for a breach of the Approved Seller's
                           representation and warranty under clause 6.2(h)(vi)
                           of the Supplementary Terms Notice where, in addition,
                           the Approved Seller will indemnify the Trustee from
                           and against any and all damages, losses, claims,
                           liabilities and related costs and expenses including
                           legal costs and expenses on a full indemnity basis
                           the Trustee may sustain or incur under the Consumer
                           Credit Legislation as a direct or indirect
                           consequence of that breach.

         (z)      CLAUSE 12.7(A)(I) - APPROVED SELLER UNDERTAKINGS

                  For the purposes of clause 12.7(a)(i) of the Master Trust
                  Deed, the Approved Seller provides the following further
                  undertakings:

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                  (i)      (MORTGAGE INSURANCE POLICY REQUIREMENTS) it will do,
                           or refrain from doing, at the direction of the
                           Trustee or the Manager, such acts and things as may
                           be required under the relevant Mortgage Insurance
                           Policy which may only be done or not done (as the
                           case may be) by a credit provider for the purposes of
                           the Consumer Credit Legislation;

                  (ii)     (OFFSET ARRANGEMENTS) it will, following the
                           occurrence of a Title Perfection Event, ensure that
                           any Offset Arrangement in respect of a Loan is
                           terminated on or prior to the legal assignment of
                           that Loan to the Trustee under clause 12.9(b).

         (aa)     CLAUSE 14.9 - ACCOUNTING FOR MONEYS RECEIVED

                  Clause 14.9(a) of the Master Trust Deed shall be replaced by the following:

                          The Manager will pay to, or to an account of the
                          Trustee, within 2 Business Days of receipt, all moneys
                          coming into its hands belonging to the Trust or
                          payable to the Trust.

         (bb)     CLAUSE 14.10 - REUTERS

                  The Manager may prepare and arrange for the publication by
                  Reuters (or another customary electronic medium) of summary pool performance data for the Trust in a format similar to that used by other mortgage-backed securities or asset-backed securities (as the case may be) in the Australian market. If it does, the Manager shall provide a copy of the report as soon as practicable after preparation to the Designated Rating
                  Agencies. The report shall include a statement agreed between the Manager and the Trustee summarising the extent of the
                  Trustee's liability under the Trust.

         (cc)     CLAUSE 14.20 - ADDITIONAL COVENANTS BY MANAGER

                  For the purposes of clause 14.20 of the Master Trust Deed, the
                  Manager shall also:

                  (i)      (FILING) make all filings which the Manager is
                           actually aware are required in connection with the
                           Trust or the Assets of the Trust with any
                           Governmental Agency in any jurisdiction;

                  (ii)     (COMPLY WITH OBLIGATIONS AND LAWS) promptly comply
                           with all other duties and obligations imposed on the
                           Manager by the Transaction Documents in relation to
                           the Trust and comply with all relevant material laws
                           in the relevant jurisdiction in carrying out such
                           duties and obligations;

                  (iii)    (NOTIFICATION TO DESIGNATED RATING AGENCIES) notify
                           the Designated Rating Agencies that a Class of Notes
                           has been fully and finally redeemed when the
                           aggregate Invested Amount of that Class of Notes has
                           been reduced to zero; and

                  (iv)     (STEP-UP MARGIN) if a Step-Up Margin applies to any
                           Note under clause 4.9, not direct the Trustee to
                           enter into or extend a Transaction under an Interest
                           Hedge (as defined in the relevant Interest Hedge)
                           unless the Manager is of the opinion that the amounts
                           payable by the provider of that Interest Hedge to the
                           Trustee in relation to the Transaction are calculated
                           with reference to that Step-Up Margin.

         (dd)     CLAUSE 16.1(C) - RETIREMENT BY MANAGER

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                  Clause 16.1(c) of the Master Trust Deed shall be amended by replacing the words "fraud, negligence or wilful default" in the second last and last lines with the words "breach of
                  contract".

         (ee)     CLAUSE 16.4 - VOLUNTARY RETIREMENT

                  For the purposes of this Trust, clause 16.4 of the Master
                  Trust Deed is amended by deleting the number "120" and
                  replacing it with the number "90".

         (ff)     CLAUSE 16.6 - TRUSTEE TO ACT AS MANAGER IF NO SUCCESSOR
                  APPOINTED

                  Clause 16.6 of the Master Trust Deed shall be replaced with the following:

                  (a)     When a notice is given under clause 16.4 of this
                          Master Trust Deed, the Trustee shall be entitled to
                          appoint some other corporation to be the Manager of
                          the Trust on any terms the Trustee sees fit (including
                          the amount of Manager's Fee that would be payable to
                          the replacement Manager at market rates) provided that
                          the terms of that appointment will not have an adverse
                          affect on the ratings of the Notes.

                  (b)     Subject to paragraph (c) below, until a replacement
                          Manager is appointed under paragraph (a) above, the
                          Manager must continue to act as Manager and be
                          entitled to the Manager's Fee while so acting.

                  (c)     If a replacement Manager is not appointed at the end
                          of the period of notice specified in a notice given
                          under clause 16.4 of this Master Trust Deed:

                          (i)      the Trustee must itself perform the
                                   obligations and functions which this Deed
                                   contemplates being performed by the Manager,
                                   until a successor Manager is appointed in
                                   accordance with this Deed and be entitled to
                                   the Manager's Fee while so acting; and

                          (ii)     the resignation of the Manager will become
                                   effective.

         (gg)     CLAUSE 17.2

                  For the purposes of this Trust clause 17.2 of the Master Trust
                  Deed, the following new paragraph (z) is inserted and the
                  existing paragraph (z) becomes paragraph (aa).

                           (CLEARING SYSTEMS) to lodge Notes, or arrange for
                           Notes to be lodged, with DTC, or a depository for
                           DTC, Euroclear and Clearstream, Luxembourg; and

         (hh)     CLAUSE 18.3 - TO ACT HONESTLY, DILIGENTLY AND PRUDENTLY

                  Clause 18.3 of the Master Trust Deed is amended by:

                  (i)      replacing "." at the end of paragraph (j) with ";
                           and"; and

                  (ii)     inserting a new sub-clause (k) as follows:

                                    (REMOVAL OF THE TRUSTEE'S AGENTS OR
                                    DELEGATES) as soon as practicable in any
                                    event within 45 days' notice from the
                                    Manager to do so, remove any agent or
                                    delegate of the Trustee that breaches any
                                    obligation or duty imposed on the Trustee
                                    under this Master Trust Deed or any other
                                    Transaction Document in

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                                    relation to the Trust provided that the
                                    Manager reasonably believes such breach will
                                    have a Material Adverse Effect.

         (ii)     CLAUSE 21.1 - OPENING OF BANK ACCOUNTS

                  For the purposes of this Trust, clause 21.1(d) of the Master
                  Trust Deed is amended by:

                  (i)      adding the words "other than a Collection Account"
                           after the words "if an Account" in line 1 of that
                           clause; and

                  (ii)     adding the following new clause 21.1(e):

                          (e)      (CHANGE BANK ACCOUNTS) If a Collection
                                   Account is held with a Bank which ceases to
                                   be an Approved Bank then the Manager must
                                   direct the Trustee to, and the Trustee shall,
                                   as soon as practicable, and in any event,
                                   within 2 days of receipt of actual notice of
                                   that cessation;

                                   (i)      commence opening an account with an
                                            Approved Bank (the NEW COLLECTION
                                            ACCOUNT); and

                                   (ii)     commence transferring funds standing
                                            to the credit of the Collection
                                            Account to the New Collection
                                            Account,

                                   and as soon as practicable (and in any event
                                   within 5 Business Days of receipt of actual
                                   notice of that cessation) ensure that all
                                   funds standing to the credit of the
                                   Collection Account have been transferred to
                                   the New Collection Account.

         (f)      The Servicer shall do all things necessary to assist the
                  Manager and the Trustee to comply with their obligations under this clause 21.1. (jj) CLAUSE 23.9 - NO RESPONSIBILITY FOR
                  SERVICER

                  Clause 23.9 of the Master Trust Deed shall be amended by
                  replacing the words "the fraud, negligence or wilful default of" in the second last line with the words "a breach of
                  contract by."

         (kk)     CLAUSE 24 - INCOME ENTITLEMENTS AND PAYMENTS

                  For the purposes of this Trust clause 24 of the Master Trust
                  Deed is deleted and a new clause 24 inserted as follows:

                  24.      INCOME ENTITLEMENTS AND PAYMENTS

                  24.1     CASHFLOW ALLOCATION METHODOLOGY

                           Collections in relation to a Trust and other amounts
                           credited to the Collection Account for that Trust
                           will be allocated by the Manager on behalf of the
                           Trustee, and paid by the Trustee, as directed by the
                           Manager, in accordance with the Supplementary Terms
                           Notice for that Trust.

                  24.2     INCOME OF THE TRUST

                           For each Financial Year in respect of a Trust the
                           Manager will ascertain the following on behalf of the
                           Trustee:

                           (a)      the net income of that Trust in accordance
                                    with section 95(1) of the Taxation Act (the
                                    TAX INCOME); and

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                           (b)      the income of that Trust in accordance with
                                    conventional accounting principles
                                    applicable to the administration of trusts
                                    (the ACCOUNTING INCOME).

                  24.3     INCOME ENTITLEMENT

                           Notwithstanding anything to the contrary contained in
                           this deed, but subject to clause 24.4:

                           (a)      (PRESENT ENTITLEMENT) the Residual Income
                                    Beneficiaries shall, as at the end of each
                                    Financial Year for that Trust, have an
                                    absolute vested interest in, and be
                                    presently entitled to, the income of that
                                    Trust; and

                           (b)      (APPLICATION OF INCOME) unless the Trustee
                                    otherwise determines, having regard to any
                                    relevant taxation or other implications for
                                    the Trustee (disregarding for these purposes
                                    any possible operation of clause 24.4) or
                                    both for any Financial Year for that Trust,
                                    for the purposes of paying, applying,
                                    distributing, setting aside or allocating
                                    any income for the benefit of the Residual
                                    Income Beneficiaries in accordance with the
                                    terms of this deed in respect of that
                                    Financial Year, the income that is to be so
                                    paid, applied, distributed, set aside or
                                    allocated shall be whichever is the greater
                                    of the Tax Income or the Accounting Income
                                    for that Financial Year.

                  24.4     DISTRIBUTION OF EXCESS TAX INCOME

                           For the avoidance of doubt, in the event that the Tax
                           Income exceeds the income of the Trust for the
                           purposes of clause 24.3(a) for a Trust in any
                           Financial Year for that Trust then, notwithstanding
                           anything to the contrary in this deed, provided there
                           is an amount to which clause 24.3(a) applies, the
                           Manager must direct the Trustee to, and the Trustee
                           shall, so far as possible, ensure that such excess is
                           allocated to the Residual Income Beneficiaries of
                           that Trust for that Financial Year and shall take
                           such action as is necessary to give effect to this
                           clause.

                  24.5     PAYMENTS TO BENEFICIARIES

                           (a)      (DISTRIBUTABLE INCOME DUE AS AT CLOSE OF
                                    FINANCIAL YEAR) The income of a Trust for a
                                    Financial Year (to the extent not previously
                                    distributed) shall, subject to clause 24.7,
                                    constitute a debt due as at the end of that
                                    Financial Year by the Trustee as trustee of
                                    the Trust to each Residual Income
                                    Beneficiary of that Trust who is entitled to
                                    the income under clause 24.3(a) and shall,
                                    subject to clause 24.7, be payable under
                                    clause 24.5(b).

                           (b)      (PAYMENT) Subject to clause 24.7, the
                                    Trustee may make interim distributions of
                                    the income of a Trust to the relevant
                                    Residual Income Beneficiary in accordance
                                    with the terms of the Supplementary Terms
                                    Notice for that Trust and shall as soon as
                                    practicable after the end of a Financial
                                    Year transfer an amount representing the
                                    income of that Trust (to the extent not
                                    previously distributed) from the central
                                    bank account of that Trust to the bank
                                    accounts of each Residual Income Beneficiary
                                    of that Trust as directed by the relevant
                                    Beneficiary.

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                           (c)      (RESIDUAL CAPITAL) On the termination of a
                                    Trust, the surplus capital of that Trust
                                    remaining after satisfaction by the Trustee
                                    of all its obligations in respect of that
                                    Trust shall be paid to the Residual Income
                                    Beneficiaries of that Trust in accordance
                                    with the terms of the Supplementary Terms
                                    Notice for that Trust.

                  24.6     APPLICATION OF TRUST INCOME

                           (a)      If by the last day of any Financial Year for
                                    a Trust (the LAST DAY) the Trustee has not
                                    effectively dealt with the whole of the
                                    income of that Trust for that Financial Year
                                    by paying, applying or distributing it, or
                                    by setting it aside, then the income not so
                                    paid, applied, distributed or set aside
                                    shall be deemed to have been irrevocably
                                    applied and set aside on the Last Day by the
                                    Trustee on behalf of, and shall be held by
                                    the Trustee on and from the Last Day upon
                                    trust absolutely for, the Residual Income
                                    Beneficiaries of that Trust in accordance
                                    with their entitlement to income under this
                                    deed (including, for these purposes, the
                                    allocation of excess Tax Income (if any)
                                    pursuant to clause 24.4).

                           (b)      If the Trustee fails to effectively allocate
                                    any excess to the Residual Income
                                    Beneficiaries in accordance with clause
                                    24.4, then such excess shall vest or be
                                    deemed to be vested in those Residual Income
                                    Beneficiaries.

                           (c)      For the purposes of this clause 24.6
                                    references to income of that Trust for any
                                    Financial Year shall be to the greater of
                                    the Tax Income or the Accounting Income for
                                    that Financial Year.

                  24.7     SUBORDINATION OF RESIDUAL INCOME BENEFICIARY
                           ENTITLEMENTS

                           (a)      No moneys may be paid out of a Trust during
                                    a Financial Year to Residual Income
                                    Beneficiaries under clause 24.5, whilst
                                    there is any amount due, but unpaid, which
                                    is in accordance with clause 24.1 to be paid
                                    in priority to those amounts and before the
                                    Trustee is satisfied, after consulting with
                                    the Manager, that sufficient allowance has
                                    been made for those priority amounts in
                                    relation to that Trust, accruing during that
                                    Financial Year. To the extent that there is
                                    an amount payable under clause 24.1 which is
                                    to be paid in priority to the amounts
                                    payable to the Residual Income
                                    Beneficiaries, those Residual Income
                                    Beneficiaries direct the Trustee to meet the
                                    amount payable under clause 24.1 as an
                                    application of their entitlement to the
                                    income of that Trust.

                           (b)      Notwithstanding paragraph (a) of this
                                    clause, once an amount is paid out of a
                                    Trust to the Residual Income Beneficiaries
                                    during a Financial Year, that amount may not
                                    be recovered from those Residual Income
                                    Beneficiaries for any reason or by any
                                    person except to the extent that the amount
                                    was paid in error or as otherwise required
                                    by the relevant Supplementary Terms Notice.

                  24.8     INSUFFICIENT MONEYS

                           If after the application of the provisions of clauses
                           24.1 and 24.3 there is insufficient money available
                           to the Trustee in respect of a Trust to pay the full
                           amount due to Noteholders for that Trust, the
                           deficiency shall, subject to the Supplementary Terms

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                           Notice for the Notes or any Class of Notes issued in
                           relation to that Trust, be borne by the Noteholders
                           in the manner set out in the relevant Supplementary
                           Terms Notice.

                  24.9     MANAGER TO ENSURE COMPLIANCE BY TRUSTEE

                          Without limiting its other obligations under this
                          deed, the Manager, in exercising its powers and
                          carrying out its duties in accordance with this deed,
                          must, to the extent possible, ensure that the Trustee
                          complies with its obligations under clauses 24.3(b)
                          and 24.4.

         (ll)     CLAUSE 28 - ASSET REGISTER

                  For the purposes of this Trust clause 28 of the Master Trust
                  Deed is deleted and a new clause 28 inserted as follows:

                  28.      THE REGISTER

                           28.1     DETAILS TO BE KEPT ON REGISTER

                                    The Trustee shall keep or cause to be kept a
                                    register with respect to the Trust, on which
                                    shall be entered:

                                    (a)      the following information relating
                                             to the Trust:

                                             (i)      (NAME) the name of the
                                                      Trust;

                                             (ii)     (CREATION) the date of the
                                                      creation of the Trust;

                                    (b)      the following information relating
                                             to each A$ Note issued in relation
                                             to the Trust:

                                             (iii)    (CLASS) the Class of that
                                                      A$ Note;

                                             (iv)     (NOTE ISSUE DATES) its
                                                      Note Issue Date;

                                             (v)      (INITIAL INVESTED AMOUNT)
                                                      the total Initial Invested
                                                      Amount of all A$ Notes of
                                                      the same Class and the
                                                      total Initial Invested
                                                      Amount of all A$ Notes;

                                             (vi)     (INVESTED AMOUNT) its
                                                      Invested Amount from time
                                                      to time;

                                             (vii)    (STATED AMOUNT) its Stated
                                                      Amount from time to time;

                                             (viii)   (SUPPLEMENTARY TERMS)
                                                      details of any
                                                      supplementary terms
                                                      applicable to it;

                                             (ix)     (DATE OF ENTRY) the date
                                                      on which a person was
                                                      entered as the holder of
                                                      that A$ Note;

                                             (x)      (DATE OF CESSATION) the
                                                      date on which a person
                                                      ceased to be a holder of
                                                      that A$ Note;

                                             (xi)     (DETAILS) where
                                                      applicable, Payment Dates,
                                                      Principal Amortisation
                                                      Dates, Maturity Dates and
                                                      Margin on that A$ Note;
                                                      and

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                                             (xii)    (PAYMENTS) a record of
                                                      each payment made in
                                                      respect of that A$ Note,
                                                      and

                                    (c)      the following information relating
                                             to each A$ Noteholder:

                                             (xiii)   (DETAILS OF NOTEHOLDERS)
                                                      that A$ Noteholder's name
                                                      and address;

                                             (xiv)    (NUMBER OF A$ NOTES) the
                                                      number of A$ Notes in each
                                                      Class held by that A$
                                                      Noteholder;

                                             (A)      (NOTE ACKNOWLEDGEMENT) the
                                                      serial number of each Note
                                                      Acknowledgement issued to
                                                      that A$ Noteholder and the
                                                      number and Class of the A$
                                                      Notes to which that Note
                                                      Acknowledgement relates;

                                             (B)      (ACCOUNT) the account to
                                                      which any payments due to
                                                      that A$ Noteholder are to
                                                      be made (if applicable);

                                             (C)      (TAX FILE NUMBER) a record
                                                      of whether the Trustee has
                                                      or has not received the
                                                      tax file number (TFN), ABN
                                                      or reason for TFN
                                                      exemption, in respect of
                                                      that A$ Noteholder; and

                                    (d)      (ADDITIONAL INFORMATION) such other
                                             information as:

                                             (i)      is required by the
                                                      Supplementary Terms
                                                      Notice;

                                             (ii)     the Trustee considers
                                                      necessary or desirable; or

                                             (iii)    the Manager reasonably
                                                      requires.

                          28.2      ASSET REGISTER

                                   The Trustee shall keep or cause to be kept an
                                   asset register with respect to the Trust, in
                                   which shall be entered the Authorised
                                   Investments and other Assets of the Trust
                                   (other than Purchased Receivables and the
                                   related Receivable Rights) entered into the
                                   relevant asset register on an individual
                                   basis.

                          28.3      PLACE OF KEEPING REGISTER, COPIES AND ACCESS

                                    The Register shall be:

                                    (a)      (PLACE KEPT) kept at the Trustee's
                                             principal office in Sydney or at
                                             such place as the Trustee and the
                                             Manager may agree;

                                    (b)      (ACCESS TO MANAGER AND AUDITOR)
                                             open to the Manager and the Auditor
                                             of the Trust to which it relates to
                                             inspect during normal business
                                             hours;

                                    (c)      (INSPECTION BY A$ NOTEHOLDERS) open
                                             for inspection by A$ Noteholders
                                             during normal business hours but
                                             only in respect of information
                                             relating to that A$ Noteholder or
                                             the Class of A$ Notes in respect of
                                             which that A$ Noteholder is a
                                             Noteholder; and

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                                    (d)      (NOT FOR COPYING) unavailable to be
                                             copied by any person (other than
                                             the Manager) except in compliance
                                             with such terms and conditions (if
                                             any) as the Manager and Trustee in
                                             their absolute discretion nominate
                                             from time to time.

                          28.4      DETAILS ON REGISTER CONCLUSIVE

                                    (a)      (RELIANCE ON REGISTER) The Trustee
                                             shall be entitled to rely on the
                                             Register in clause 28.1 as being a
                                             correct, complete and conclusive
                                             record of the matters set out in it
                                             at any time and whether or not the
                                             information shown in the Register
                                             is inconsistent with any other
                                             document, matter or thing.

                                    (b)      (NO TRUSTS ETC) The Trustee shall
                                             not be obliged to enter on the
                                             Register notice of any trust,
                                             Security Interest or other interest
                                             whatsoever in respect of any Note
                                             and the Trustee shall be entitled
                                             to recognise person named in the
                                             Register as the A$ Noteholder and
                                             the absolute owner of relevant A$
                                             Notes and the Trustee shall not be
                                             bound or affected by any trust
                                             affecting the ownership of any A$
                                             Note unless ordered by a court or
                                             required by statute.

                                    (c)      (REGISTER NOT TO BE SIGNED) The
                                             Trustee shall ensure that it does
                                             not sign or otherwise execute any
                                             entry in a Register.

                          28.5      CLOSING OF REGISTER

                                    The Trustee may:

                                    (a)      without prior notice to any
                                             Noteholder close the Register
                                             established under clause 28.1:

                                             (i)    in relation to all A$ Notes,
                                                    each period from the close
                                                    of business (Sydney time) on
                                                    the Business Day preceding
                                                    each Payment Date in respect
                                                    of such A$ Notes to close of
                                                    business on that Payment
                                                    Date; or

                                             (ii)   when required for the
                                                    Auditor to conduct any audit
                                                    in relation to the Trust; or

                                    (b)      with prior notice to each A$
                                             Noteholder, close the Register for
                                             other periods not exceeding 30 days
                                             (or, subject to the Corporations
                                             Act 2001 (Cth), such other period
                                             of time as agreed between the
                                             Trustee and the Manager, with the
                                             approval of an Extraordinary
                                             Resolution of the relevant Class of
                                             A$ Noteholders), in aggregate, in
                                             any calendar year.

                          28.6      ALTERATION OF DETAILS ON REGISTER

                                    On the Trustee being notified of any change
                                    of name or address or payment or other
                                    details of any A$ Noteholder by that A$
                                    Noteholder, the Trustee shall

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                                    alter the Register accordingly, as soon as
                                    reasonably practicable (and in any event
                                    within 5 Business Days of receipt of that
                                    notice).

                          28.7      CERTIFICATION OF REGISTER

                                    If:

                                    (a)      an entry is omitted from the
                                             Register;

                                    (b)      an entry is made in the Register
                                             otherwise than in accordance with
                                             the Master Trust Deed or this
                                             Supplementary Terms Notice;

                                    (c)      an entry wrongly exists in the
                                             Register;

                                    (d)      there is an error, omission,
                                             misdescription or defect in any
                                             entry in the Register; or

                                    (e)      default is made or unnecessary
                                             delay takes place in entering in
                                             the Register that any person has
                                             ceased to be the holder of any A$
                                             Notes,

                                    the Trustee shall rectify the same upon
                                    becoming aware of it.

                          28.8      CORRECTNESS OF REGISTER

                                    Neither the Manager nor the Trustee shall be
                                    liable for any mistake in the Register or in
                                    any purported copy except to the extent that
                                    the mistake is attributable to its fraud,
                                    negligence or breach of trust.

                          28.9      MANAGER MUST PROVIDE INFORMATION

                                    The Manager must provide the Trustee and any
                                    person appointed in accordance with clause
                                    28.10 with such information as the Trustee
                                    or that other person may reasonably require
                                    to maintain the Register.

                          28.10     THIRD PARTY REGISTRAR

                                    The Trustee may cause the Register to be
                                    maintained by a third party on its behalf
                                    and require that person to discharge the
                                    Trustee's obligations under the Master Trust
                                    Deed and this Supplementary Terms Notice in
                                    relation to the Register.

         (mm)     CLAUSE 29 - MEETINGS OF NOTEHOLDERS

                  For the purposes of the Trust, clause 29 of the Master Trust
                  Deed is deleted and a new clause 29 inserted as follows:

                           29.1     OFFSHORE NOTEHOLDERS

                                    (a)      Any proposal requiring the consent
                                             of Offshore Noteholders (or any
                                             Class of Offshore Noteholders) will
                                             be determined in accordance with
                                             the Note Trust Deed.

                                    (b)      The provisions of this clause 29,
                                             other than this clause 29.1, shall
                                             not apply to the Offshore
                                             Noteholders or Offshore Notes.

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                           29.2     CONVENING OF MEETINGS BY TRUSTEE AND MANAGER

                                    (a)      The Trustee or the Manager may at
                                             any time convene a meeting of the
                                             A$ Noteholders or of a Class or
                                             Classes of A$ Noteholders.

                                    (b)      A$ Noteholders, who together hold
                                             A$ Notes with an aggregate Invested
                                             Amount of not less than 20% of the
                                             total Invested Amounts of all A$
                                             Notes in the relevant Class or
                                             Classes or Notes, may at any time
                                             convene a meeting of the relevant
                                             Class or Classes of A$ Noteholders
                                             (as the case may be).

                           29.3     NOTICE OF MEETINGS

                                    (a)      (PERIOD OF NOTICE) Subject to
                                             clause 29.3(b) at least 7 days'
                                             notice (inclusive of the day on
                                             which the notice is given and of
                                             the day on which the meeting is
                                             held) of a meeting of a Class or
                                             Classes of A$ Noteholders (as the
                                             case may be) shall be given to all
                                             A$ Noteholders in the relevant
                                             Class or Classes of A$ Noteholders.

                                    (b)      (SHORT NOTICE) Notwithstanding
                                             clause 29.3(a), if it is so agreed
                                             by a majority in number of the
                                             Class or Classes of A$ Noteholders
                                             (as the case may be) having the
                                             right to attend and vote at a
                                             meeting, being a majority that
                                             together hold at least 95% of the
                                             then outstanding A$ Notes in the
                                             relevant Class or Classes of A$
                                             Notes, a resolution may be proposed
                                             and passed at a meeting of which
                                             less than 7 days' notice has been
                                             given.

                                    (c)      (FAILURE TO GIVE NOTICE) The
                                             accidental omission to give notice
                                             to or the non-receipt of notice by
                                             a A$ Noteholder shall not
                                             invalidate the proceedings at any
                                             meeting.

                                    (d)      (COPIES) A copy of a notice
                                             convening a meeting shall be given
                                             by the Trustee or the Manager
                                             (whichever is convening the
                                             meeting) to the other, and also to
                                             the Residual Income Beneficiaries
                                             and the Designated Rating Agencies.
                                             Failure to give such a notice in
                                             accordance with this clause shall
                                             invalidate the meeting unless the
                                             party who has not received the
                                             notice waives the invalidation.

                                    (e)      (METHOD OF GIVING NOTICE) Notice of
                                             a meeting shall be given in the
                                             manner provided in this deed.

                                    (f)      (CONTENTS OF A NOTICE) Notice of a
                                             meeting of any Class or Classes of
                                             A$ Noteholders shall specify:

                                             (i)      (TIME ETC) the day, time
                                                      and place of the proposed
                                                      meeting;

                                             (ii)     (AGENDA) the agenda of the
                                                      business to be transacted
                                                      at the meeting;

                                             (iii)    (PROPOSED RESOLUTION) the
                                                      terms of any proposed
                                                      resolution;

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                                             (iv)     (CLOSING OF REGISTER) that
                                                      the persons appointed to
                                                      maintain the relevant
                                                      Register, for the purpose
                                                      of determining those
                                                      entitled to attend, may
                                                      not register any Note
                                                      Transfer relating to A$
                                                      Notes in the relevant
                                                      Class or Classes for the
                                                      period of 2 Business Days
                                                      prior to the meeting;

                                             (v)      (APPOINTMENT OF PROXIES)
                                                      that appointments of
                                                      proxies must be lodged no
                                                      later than 24 hours prior
                                                      to the time fixed for the
                                                      meeting; and

                                             (vi)     (ADDITIONAL INFORMATION)
                                                      such additional
                                                      information as the person
                                                      giving the notice thinks
                                                      fit.

                           29.4     CHAIRPERSON

                                    The Trustee may nominate a person to be
                                    chairperson of a meeting which has been
                                    convened by the Trustee or the Manager. The
                                    chairperson need not be an A$ Noteholder and
                                    may be a representative of the Trustee. If
                                    such a person is not present or is present
                                    but unwilling to act, then the relevant
                                    Class or Classes of A$ Noteholders (as the
                                    case may be) present may choose an A$
                                    Noteholder to be the chairperson.

                           29.5     QUORUM

                                    At any meeting any two or more persons
                                    present in person being either of the
                                    relevant Class or Classes of A$ Noteholders
                                    (as the case may be) or a Representative,
                                    holding or representing, A$ Notes in the
                                    relevant Class, with an aggregate Invested
                                    Amount of not less than 75% of the Invested
                                    Amounts of all A$ Notes outstanding in that
                                    Class shall form a quorum for the
                                    transaction of business and no business
                                    (other than the choosing of a chairperson)
                                    shall be transacted at any meeting unless
                                    the requisite quorum is present at the
                                    commencement of business.

                           29.6     ADJOURNMENT

                                    (a)      (QUORUM NOT PRESENT) If within 15
                                             minutes from the time appointed for
                                             any meeting a quorum is not
                                             present, the meeting shall stand
                                             adjourned (unless the Trustee
                                             agrees that it be dissolved) for
                                             such period, not being less than 7
                                             days nor more than 42 days, as may
                                             be appointed by the chairperson. At
                                             such adjourned meeting two or more
                                             persons present in person being
                                             either of the relevant Class or
                                             Classes of A$ Noteholders (as the
                                             case may be) or a Representative,
                                             holding or representing, A$ Notes
                                             in the relevant Class, with an
                                             aggregate Invested Amount of not
                                             less than 50% of the Invested
                                             Amounts of all A$ Notes outstanding
                                             in that Class shall form a quorum
                                             and shall have the power to pass
                                             any resolution and to decide on all
                                             matters which could properly have
                                             been dealt with at the

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                                             meetings from which the adjournment
                                             took place had a quorum been
                                             present at such meeting.

                                    (b)      (ADJOURNMENT OF MEETING) The
                                             chairperson may with the consent of
                                             (and shall if directed by) any
                                             meeting adjourn the same from time
                                             to time and from place to place but
                                             no business shall be transacted at
                                             any adjourned meeting except
                                             business which might lawfully have
                                             been transacted at the meeting from
                                             which the adjournment took place.

                                   (c)      (NOTICE OF ADJOURNED MEETING) At
                                            least 5 days' notice of any meeting
                                            adjourned through want of a quorum
                                            shall be given in the same manner as
                                            for the original meeting and such
                                            notice shall state the quorum
                                            required at such adjourned meeting.
                                            It shall not, however, otherwise be
                                            necessary to give any notice of an
                                            adjourned meeting.

                           29.7     VOTING PROCEDURE

                                    (a)      (SHOW OF HANDS) Every resolution
                                             submitted to a meeting shall be
                                             decided in the first instance by a
                                             show of hands and, in case of
                                             equality of votes, the chairperson
                                             shall both on a show of hands and
                                             on a poll have a casting vote in
                                             addition to the vote or votes (if
                                             any) to which he or she may be
                                             entitled as an A$ Noteholder or as
                                             a Representative.

                                    (b)      (DECLARATION) At any meeting,
                                             unless a poll is (before or on the
                                             declaration of the result of the
                                             show of hands) demanded, a
                                             declaration by the chairperson that
                                             a resolution has been carried by a
                                             particular majority or lost or not
                                             carried by any particular majority
                                             is conclusive evidence of the fact
                                             without proof of the number or
                                             proportion of the votes recorded in
                                             favour of or against such
                                             resolution.

                                    (c)      (POLL) If at any meeting a poll is
                                             demanded by the chairperson, the
                                             Trustee or the Manager or by one or
                                             more persons being either of the
                                             relevant Class or Classes of A$
                                             Noteholders (as the case may be) or
                                             a Representative, holding or
                                             representing, A$ Notes in the
                                             relevant Class, with an aggregate
                                             Invested Amount of not less than 2%
                                             of the Invested Amounts of all A$
                                             Notes outstanding in that Class, it
                                             shall be taken in such manner and
                                             (subject to this clause) either at
                                             once or after such an adjournment
                                             as the chairperson directs and the
                                             result of such poll shall be deemed
                                             to be the resolution of the meeting
                                             at which the poll was demanded as
                                             at the date of the taking of the
                                             poll. The demand for a poll shall
                                             not prevent the continuance of the
                                             meeting for the transaction of any
                                             business other than the question on
                                             which the poll has been demanded.
                                             The demand for a poll may be
                                             withdrawn.

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                                    (d)      (NO ADJOURNMENT) Any poll demanded
                                             at any meeting on the election of a
                                             chairperson or on any question of
                                             adjournment shall be taken at the
                                             meeting without adjournment.

                                    (e)      (VOTES) Subject to clause 29.7(a),
                                             at any meeting:

                                             (i)     on a show of hands, every
                                                     person present being an A$
                                                     Noteholder in respect of
                                                     the relevant Class or
                                                     Classes of A$ Notes
                                                     holding, or being a
                                                     Representative holding or
                                                     representing, then
                                                     outstanding $A Notes of the
                                                     relevant Class or Classes
                                                     (as the case may be) shall
                                                     have one vote; and

                                             (ii)    on a poll, every person
                                                     present shall have one vote
                                                     for each $A Note of the
                                                     relevant Class or Classes
                                                     (as the case may be) then
                                                     outstanding that he or she
                                                     holds or in respect of
                                                     which he or she is a
                                                     Representative as stated in
                                                     the relevant Register at
                                                     the date the notices are
                                                     dispatched to the relevant
                                                     A$ Noteholders for the
                                                     meeting.

                                            Any person entitled to more than one
                                            vote need not use all his or her
                                            votes or cast all his or her votes
                                            to which he or she is entitled in
                                            the same way.

                           29.8     RIGHT TO ATTEND AND SPEAK

                                    The Trustee, the Manager and each relevant
                                    Residual Income Beneficiary (through their
                                    respective representatives) and their
                                    respective financial and legal advisers
                                    shall be entitled to attend and speak at any
                                    meeting of the A$ Noteholders or any Class
                                    (as the case may be). No person shall
                                    otherwise be entitled to attend or vote at
                                    any meeting of the A$ Noteholders or any
                                    Class (as the case may be) unless he or she
                                    holds outstanding A$ Notes of the relevant
                                    Class or is a Representative holding , or
                                    representing the holder of, A$ Notes of the
                                    relevant Class.

                           29.9     APPOINTMENT OF PROXIES

                                    (a)      (REQUIREMENTS) Each instrument
                                             appointing a proxy shall be in
                                             writing and, together (if so
                                             required by the Trustee) with proof
                                             satisfactory to the Trustee of its
                                             due execution, shall be deposited
                                             at the registered office of the
                                             Trustee or at such other place as
                                             the Trustee shall designate or
                                             approve not less than 24 hours
                                             before the time appointed for
                                             holding the meeting or adjourned
                                             meeting at which the named proxy
                                             proposes to vote and in default,
                                             the instrument or proxy shall be
                                             treated as invalid unless the
                                             chairperson of the meeting decides
                                             otherwise before such meeting or
                                             adjourned meeting proceeds to
                                             business. A notarially certified
                                             copy proof (if applicable) of due
                                             execution shall if required by the
                                             Trustee be produced by the proxy at

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                                             the meeting or adjourned meeting
                                             but the Trustee shall not be
                                             obliged to investigate or be
                                             concerned with the validity of the
                                             instrument, or the authority of,
                                             the proxy named in any such
                                             instrument. Any person may act as a
                                             proxy whether or not that person is
                                             an A$ Noteholder.

                                    (b)      (PROXY REMAINS VALID) Any vote
                                             given in accordance with the terms
                                             of an instrument of proxy
                                             conforming with clause 29.9(a)
                                             shall be valid notwithstanding the
                                             previous death or insanity of the
                                             principal, revocation or amendment
                                             of the proxy or of any of the A$
                                             Noteholder's instructions under
                                             which it was executed, so long as
                                             no intimation in writing of such
                                             death, insanity, revocation or
                                             amendment is received by the
                                             Trustee at its registered office or
                                             by the chairperson of the meeting
                                             in each case not less than 24 hours
                                             before the commencement of the
                                             meeting or adjourned meeting at
                                             which the proxy is used.

                           29.10    CORPORATE REPRESENTATIVES

                                    A person authorised under section 250D of
                                    the Corporations Act 2001 (Cth), by an A$
                                    Noteholder being a body corporate, to act
                                    for it at any meeting shall, in accordance
                                    with his or her authority until his or her
                                    authority is revoked by the body corporate
                                    concerned, be entitled to exercise the same
                                    powers on behalf of that body corporate as
                                    that body corporate could exercise if it
                                    were an individual A$ Noteholder and shall
                                    be entitled to produce evidence of his or
                                    her authority to act at any time before the
                                    time appointed for the holding of or at the
                                    meeting or adjourned meeting or for the
                                    taking of a poll at which he proposes to
                                    vote.

                           29.11    RIGHTS OF REPRESENTATIVES

                                    A Representative of an A$ Noteholder shall
                                    have the right to demand or join in
                                    demanding a poll and shall (except and to
                                    the extent to which the Representative is
                                    specially directed to vote for or against
                                    any proposal) have power generally to act at
                                    a meeting for that A$ Noteholder. The
                                    Trustee, the Manager and any officer of the
                                    Trustee and the Manager may be appointed a
                                    Representative.

                           29.12    POWERS OF A MEETING OF A$ NOTEHOLDERS

                                    (a)      (POWERS) Subject to the Security
                                             Trust Deed (and in particular any
                                             power of the Note Trustee and the
                                             Class A-3 Noteholders to override
                                             the decisions of either or both of
                                             the Class B Noteholders and the
                                             Class C Noteholders), a meeting of
                                             all or any Class A$ Noteholders
                                             shall, without prejudice to any
                                             rights or powers conferred on other
                                             persons by the Transaction
                                             Documents, only have power to do
                                             the following exercisable by
                                             Extraordinary Resolution:

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                                             (i)    to sanction any action that
                                                    the Trustee, the Manager or
                                                    the relevant Servicer
                                                    proposes to take to enforce
                                                    the provisions of any
                                                    Transaction Document;

                                             (ii)   to sanction any proposal by
                                                    the Manager, the Trustee or
                                                    the relevant Servicer for
                                                    any modification,
                                                    abrogation, variation or
                                                    compromise of, or
                                                    arrangement in respect of,
                                                    the rights of the relevant
                                                    Class or Classes of A$
                                                    Noteholders against the
                                                    Trustee, the Manager, an
                                                    Approved Seller or the
                                                    relevant Servicer whether
                                                    such rights arise under any
                                                    Transaction Document or
                                                    otherwise;

                                             (iii)  to sanction the exchange or
                                                    substitution of the relevant
                                                    Class or Classes of A$ Notes
                                                    for, or the conversion of
                                                    the relevant Class or
                                                    Classes of A$ Notes into,
                                                    other obligations or
                                                    securities of the Trustee or
                                                    any other body corporate
                                                    formed or to be formed;

                                             (iv)   under clause 33.2 of the
                                                    Master Trust Deed, to
                                                    consent to any alteration,
                                                    addition or modification of
                                                    any Transaction Document
                                                    which shall be proposed by
                                                    the Trustee or the Manager;

                                             (v)    to discharge or exonerate
                                                    the Trustee, the Manager, an
                                                    Approved Seller or the
                                                    relevant Servicer from any
                                                    liability in respect of any
                                                    act or omission for which it
                                                    may become responsible under
                                                    any Transaction Document;

                                             (vi)   to authorise the Trustee,
                                                    the Manager, the relevant
                                                    Servicer or any other person
                                                    to concur in and execute and
                                                    do all such documents, acts
                                                    and things as may be
                                                    necessary to carry out and
                                                    give effect to any
                                                    Extraordinary Resolution;
                                                    and

                                             (vii)  to exercise any other power
                                                    expressly granted under the
                                                    Supplementary Terms Notice.

                           (b)     (NO POWER) No meeting of the Class A$
                                   Noteholders shall have power to, nor shall
                                   any resolution submitted to the meeting
                                   propose or have the effect of:

                                             (i)    removing the Servicer or the
                                                    Manager from office;

                                             (ii)   interfering with the
                                                    management of the Trust;

                                             (iii)  winding up or terminating
                                                    the Trust (except as
                                                    contemplated by clause
                                                    29.12(a)(vii));

                                             (iv)   altering the Authorised
                                                    Investments of the Trust;

                                             (v)    amending any Transaction
                                                    Document (except as
                                                    contemplated by clause
                                                    29.12(a)); or

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                                            (vi)     altering the Interest
                                                     Payment Dates, Principal
                                                     Payment Dates, Interest,
                                                     Principal Entitlements or
                                                     the other terms of the
                                                     Supplementary Terms Notice
                                                     (subject to clause
                                                     29.12(a)(iii)).

                           29.13    EXTRAORDINARY RESOLUTION BINDING ON A$
                                    NOTEHOLDERS

                                    An Extraordinary Resolution passed at a
                                    meeting of any Class or Classes of A$
                                    Noteholders duly convened and held in
                                    accordance with this deed shall be binding
                                    on all of the relevant Class or Classes of
                                    A$ Noteholders whether or not present at
                                    such meeting. Each such A$ Noteholder, the
                                    Trustee and the Manager shall be bound to
                                    give effect to that resolution accordingly.

                           29.14    MINUTES AND RECORDS

                                    Minutes of all resolutions and proceedings
                                    at every meeting of any Class of A$
                                    Noteholders shall be made and duly entered
                                    in the books to be from time to time
                                    provided for that purpose by the Trustee and
                                    any such minutes purporting to be signed by
                                    the chairperson of the meeting at which such
                                    resolutions were passed or proceedings
                                    transacted or by the chairperson of the next
                                    succeeding meeting of that Class of A$
                                    Noteholders shall be conclusive evidence of
                                    those matters and until the contrary is
                                    proved every such meeting in respect of the
                                    proceedings of which minutes have been made
                                    and signed shall be deemed to have been duly
                                    convened and held and all resolutions passed
                                    or proceedings transacted at such meeting to
                                    have been duly passed and transacted.

                           29.15    WRITTEN RESOLUTIONS

                                    Notwithstanding the preceding provisions of
                                    this clause 29, a resolution of a Class or
                                    Classes of A$ Noteholders (including an
                                    Extraordinary Resolution) may be passed,
                                    without any meeting or previous notice being
                                    required, by an instrument or instruments in
                                    writing which has or have:

                                   (a)      in the case of a resolution
                                            (including an Extraordinary
                                            Resolution) of the relevant Class or
                                            Classes of A$ Noteholders (as the
                                            case may be), been signed by all of
                                            the A$ Noteholders in the relevant
                                            Class or Classes of Class A$
                                            Noteholders; and

                                   (b)      any such instrument shall be
                                            effective on presentation to the
                                            Trustee for entry in the records
                                            referred to in clause 29.14.

                           29.16    FURTHER PROCEDURES FOR MEETINGS

                                    Subject to all other provisions contained in
                                    this deed, the Trustee may, without the
                                    consent of any A$ Noteholders, prescribe
                                    such further regulations regarding the
                                    holding of any meetings of any or all
                                    Classes of A$ Noteholders and attendance and
                                    voting at such meetings as the Trustee may,
                                    with the agreement of the Manager, determine
                                    including particularly (but without
                                    prejudice to the generality of the above)
                                    such regulations and requirements as the
                                    Trustee thinks reasonable:

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                                    (a)      (ENTITLEMENT TO VOTE) so as to
                                             satisfy itself that persons who
                                             purport to attend or vote at any
                                             meeting of any A$ Noteholders are
                                             entitled to do so in accordance
                                             with this deed; and

                                    (b)      (FORMS OF REPRESENTATIVE) as to the
                                             form of appointment of a
                                             Representative,

                                   but the Trustee may not decrease the
                                   percentage of a Class or Classes of A$
                                   Noteholders required to pass an Extraordinary
                                   Resolution or an ordinary resolution.

         (nn)     CLAUSE 30.13

                  For the purpose of the Trust, in clause 30.13, a new paragraph
                  (g) is inserted as follows:

                          (g)      The Trustee will not be regarded as negligent
                                   or in breach of trust to the extent to which
                                   it accepts and relies on an opinion, advice
                                   or letter from a professional adviser (legal,
                                   financial, audit or otherwise) which contains
                                   a dollar amount limitation on that
                                   professional adviser's liability.

         (oo)     CLAUSE 30.15

                  (i)      For the purpose of the Trust, clause 30.15 is amended
                           by deleting each reference to "Civil Penalty
                           Payments" and replacing it with the words "Penalty
                           Payments"

                  (ii)     For the purpose of the Trust, in clause 30.15(f) a
                           new sub paragraph (v) is inserted as follows:

                                    (v)      the amount of any criminal penalty
                                             which the Trustee is ordered to pay
                                             under the Consumer Credit
                                             Legislation.

         (pp)     CLAUSE 32 - PAYMENTS GENERALLY

                  For the purpose of the Trust clause 32 is amended as follows:

                  (i)      Clause 32.1 of the Master Trust Deed is deleted and
                           replaced with the following.

                           32.1     PAYMENTS TO NOTEHOLDERS

                           (a)      Any payment made by or on behalf of the
                                    Trustee in respect of any Offshore Note
                                    shall be made in accordance with the
                                    relevant Supplementary Terms Notice, the
                                    Note Trust Deed and the Agency Agreement;

                           (b)      Any payment made by or on behalf of the
                                    Trustee in respect of any A$ Note shall be
                                    made to the person whose name is, on the
                                    Record Date, entered in the Register as the
                                    holder of the relevant A$ Note (or in the
                                    case of joint A$ Noteholders, to the person
                                    whose name first appears in the Register).

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                  (ii)     Clause 32.2 of the Master Trust Deed is deleted and
                           replaced with the following.

                           32.2     MANAGER TO ARRANGE PAYMENTS

                                    The Trustee will:

                                    (a)      prepare or cause to be prepared all
                                             cheques which are to be issued to
                                             A$ Noteholders and to Beneficiaries
                                             and stamp the same as required by
                                             law; or

                                    (b)      otherwise arrange payments under
                                             clause 32.7.

                                  The Trustee will sign (by autographical,
                                  mechanical or other means) cheques for
                                  despatch on the day on which they ought to be
                                  despatched.

                  (iii)    Clause 32.4 of the Master Trust Deed is deleted and
                           replaced with the following.

                           32.4     PAYMENT GOOD DISCHARGE

                                    There is a full satisfaction of the moneys
                                    payable under an A$ Note, and a good
                                    discharge to the Trustee, the Manager or the
                                    Servicer (as the case may be) in relation to
                                    that A$ Note, when the cheque is despatched
                                    by post in accordance with clause 32.2(a)
                                    or, if not posted, delivered to the A$
                                    Noteholder or as directed by the A$
                                    Noteholder. None of the Trustee, the Manager
                                    or the Servicer shall be responsible for any
                                    moneys which are not credited to the bank
                                    account of an A$ Noteholder or a Beneficiary
                                    if the Trustee's bank has been instructed to
                                    effect the direct transfer referred to in
                                    clause 32.7(c).

                                    There is a full satisfaction of the moneys
                                    payable under an Offshore Note, and a good
                                    discharge to the Trustee, the Manager or the
                                    Servicer (as the case may be) in relation to
                                    that Offshore Note, when so provided under
                                    the Note Trust Deed.

                  (iv)     Clause 32.6 of the Master Trust Deed is deleted and
                           replaced with the following.

                           32.6     TAXATION

                                    (a)      (NET PAYMENTS) Subject to this
                                             clause, payments in respect of the
                                             Notes shall be made free and clear
                                             of, and without deduction for, or
                                             by reference to, any present or
                                             future Taxes of any Australian
                                             Jurisdiction unless required by
                                             law.

                                    (b)      (INTEREST WITHHOLDING TAX - A$
                                             NOTES) All payments in respect of
                                             the A$ Notes will be made without
                                             withholding or deduction for, or on
                                             account of, any present or future
                                             taxes, duties or charges of
                                             whatsoever nature unless the
                                             Trustee or any person making
                                             payments on behalf of the Trustee
                                             is required by applicable law to
                                             make any such payment in respect of
                                             the A$ Notes subject to any
                                             withholding or deduction for, or on
                                             account of, any present or future
                                             taxes, duties or charges of
                                             whatever nature. In the event the
                                             Trustee or the person making
                                             payments on behalf of the Trustee
                                             (as the case may be) makes such
                                             payment after such withholding or
                                             deduction has been made, the

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                                             Trustee or the person making such
                                             payments on behalf of the Trustee
                                             (as the case may be) shall account
                                             to the relevant authorities for the
                                             amount so required to be withheld
                                             or deducted and neither the Trustee
                                             nor any person making payments on
                                             behalf of the Trustee( as the case
                                             may be) will be obliged to make any
                                             additional payments to A$
                                             Noteholders in respect of that
                                             withholding or deduction.

                                    (c)      (INTEREST WITHHOLDING TAX -
                                             OFFSHORE NOTES) Payments on
                                             Offshore Notes by or on behalf of
                                             the Trustee will be made subject to
                                             deduction for any Interest
                                             Withholding Tax and all other
                                             withholdings and deductions
                                             referred to in Condition 7 of the
                                             Offshore Notes. In the event the
                                             Trustee or the person making
                                             payments on behalf of the Trustee
                                             (as the case may be) makes such
                                             payment after such withholding or
                                             deduction has been made, the
                                             Trustee or the person making such
                                             payments on behalf of the Trustee
                                             (as the case may be) shall account
                                             to the relevant authorities for the
                                             amount so required to be withheld
                                             or deducted and neither the Trustee
                                             nor any person making payments on
                                             behalf of the Trustee( as the case
                                             may be) will be obliged to make any
                                             additional payments to Offshore
                                             Noteholders in respect of that
                                             withholding or deduction.

                                    (d)      The interest payments on the Notes
                                             will not be subject to TFN
                                             withholding as the Notes will not
                                             be "Part VA Investments"

                  (v)      A new Clause 32.7 is inserted into the Master Trust
                           Deed as follows.

                           32.7     PAYMENT METHODS - A$ NOTES

                                    Any moneys payable by the Trustee, the
                                    Manager or the Servicer to an A$ Noteholder
                                    or to a Beneficiary under this Master Trust
                                    Deed and the relevant Supplementary Terms
                                    Notice shall be paid by the Trustee in
                                    Sydney or if the Trustee elects may be paid
                                    by:

                                    (a)      (CHEQUE) crossed not negotiable
                                             cheque in favour of the A$
                                             Noteholder or the Beneficiary (as
                                             the case may be) and despatched by
                                             post to the address of the A$
                                             Noteholder shown in the Register on
                                             the Record Date or to the address
                                             of the Beneficiary for the purposes
                                             of clause 31;

                                    (b)      (ELECTRONIC TRANSFER) electronic
                                             transfer through Austraclear;

                                    (c)      (DIRECT PAYMENT) by direct transfer
                                             to a designated account of the A$
                                             Noteholder or the Beneficiary held
                                             with a bank or other financial
                                             institution in Australia; or

                                    (d)      (OTHER AGREED MANNER) any other
                                             manner specified by the A$
                                             Noteholder or the Beneficiary (as
                                             the case may be) and agreed to by
                                             the Manager and the Trustee.

         (qq)     CLAUSE 33.14

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                  For the purposes of clause 30.12 of the Master Trust Deed, insert a new paragraph (j) as follows and renumber the
                  existing paragraph (j) as paragraph (k):

                           (j)      (FOR ACTS OF NOTE REGISTRAR) for any act,
                                    omission or default of any Note Registrar
                                    appointed under the Agency Agreement or Note
                                    Trust Deed, in relation to its duties and
                                    obligations under the Agency Agreement or
                                    Note Trust Deed, except where the Note
                                    Registrar is the Trustee.

6.3      AMENDMENTS TO THE SERVICING AGREEMENT

         The Servicing Agreement is amended for the purpose of the Trust as follows:

         (a)      A new clause 3.1(v) is inserted as follows:

                  (v)     deliver to the Manager a certificate in the form of
                          Schedule 5 of the Supplementary Terms Notice in
                          respect of that Trust;

         (b)      A new clause 3.1(w) is inserted as follows:

                  use its best endeavours to procure that, each year, an
                  independent public accountant:

                  (i)      conducts an examination of the documents and records
                           relating to the servicing by the Servicer of the
                           Loans secured by Mortgages in respect of that Trust
                           during the most recent calendar year ended 30
                           September, which complies with the Uniform Single
                           Attestation Program for Mortgage Bankers issued by
                           the Mortgage Bankers Associate of America or similar
                           procedure; and

                  (ii)     delivers to the Manager a compliance certificate
                           similar to that attached as Schedule 6 of the
                           Supplementary Terms Notice in respect of that
                           examination,

                  in each case such that the Manager is able to comply with its obligations under Section 302 of the United States
                  Sarbanes-Oxley Act of 2002 and Rules 13a-14 and 15d-14 of the
                  United States Securities Exchange Act of 1934, provided that in the case of Crusade Global Trust No. 2 of 2004, the first year in which a certificate or audit report referred to above is deliverable, or on examination is required, will be 2004.

         (c)      Clause 5.2(a) is amended by replacing the words "on the
                  Remittance Date for that Collection Period" with the words "on or before the expiration of five (5) Business Days from
                  receipt by the Servicer".

         (d)      Clause 5.2(b)(ii) is amended by replacing the words "five
                  Business Days following receipt by the Servicer" with the
                  words "immediately upon receipt by the Servicer".

         (e)      Clause 7.3(a) is amended by replacing the number "120" with the number "90".
6.4      CLAUSE 6.14

         For the purposes of clause 6.14 of the Master Trust Deed, all references to Notes in that clause shall be references only to Offshore
         Notes.

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7.       CALL AND TAX REDEMPTION

--------------------------------------------------------------------------------

7.1      CALL OF CLASS A NOTES

         The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the Class A Noteholders in accordance with, in the case of the Class
         A-1 Notes and the Class A-2 Notes, Condition 12 and in the case of the
         Class A-3 Notes, in accordance with the terms of this Supplementary
         Terms Notice and the Master Trust Deed, purchase or redeem all, but not some only of the Class A Notes by repaying the Invested Amount, or, if all the Class A Noteholders so agree, the Stated Amount, of those Class
         A Notes, together with accrued interest to (but excluding) the date of repurchase or redemption on any Quarterly Payment Date falling on or after the Quarterly Payment Date on which the Total Stated Amount of all Notes is equal to or less than 10% of the aggregate of the Initial
         Invested Amount of all Notes (the CALL DATE) provided that the Trustee will be in a position on such Quarterly Payment Date to discharge (and the Manager so certifies to the Trustee and the Note Trustee upon which the Trustee and the Note Trustee will rely conclusively) all its liabilities in respect of the Class A Notes (at their Invested Amount or their Stated Amount if so agreed by all the Class A Noteholders) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Class A Notes if the security for the Notes were being enforced.

7.2      CALL OF CLASS B NOTES

         The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the Class B Noteholders in accordance with the terms of the
         Supplementary Terms Notice and the Master Trust Deed and purchase or redeem all, but not some only of the Class B Notes by repaying the
         Invested Amount, or, if the Class B Noteholders, by Extraordinary
         Resolution of the Class B Noteholders so agree, the Stated Amount, of those Class B Notes, together with accrued interest to (but excluding)
         the date of repurchase or redemption on any Quarterly Payment Date falling on or after the Quarterly Payment Date on which the Total
         Stated Amount of all Notes is equal to or less than 10% of the aggregate of the Initial Invested Amount of all Notes, provided that:

         (a)      the Trustee will be in a position on such Quarterly Payment
                  Date to discharge (and the Manager so certifies to the Trustee upon which the Trustee will rely conclusively) all its
                  liabilities in respect of the Class B Notes (at their Invested
                  Amount or their Stated Amount if so agreed by the Class B
                  Noteholders) and any amounts which would be required under the
                  Security Trust Deed to be paid in priority or pari passu with the Class B Notes if the security for the Notes were being enforced; and

         (b)      all Class A Notes have been redeemed in full before that
                  Quarterly Repayment Date, or will be redeemed in full on that
                  Quarterly Repayment Date.

7.3      CALL OF CLASS C NOTES

         The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the Class C Noteholders in accordance with the terms of the
         Supplementary Terms Notice and the Master Trust Deed, and purchase or redeem all, but not

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         some only of the Class C Notes by repaying the Invested Amount, or, if the Class C Noteholders, by Extraordinary Resolution of the Class C
         Noteholders so agree, the Stated Amount, of those Class C Notes, together with accrued interest to (but excluding) the date of repurchase or redemption on any Quarterly Payment Date falling on or after the Quarterly Payment Date on which the Total Stated Amount of all Notes is equal to or less than 10% of the aggregate of the Initial
         Invested Amount of all Notes, provided that:

         (a)      the Trustee will be in a position on such Quarterly Payment
                  Date to discharge (and the Manager so certifies to the Trustee upon which the Trustee will rely conclusively) all its
                  liabilities in respect of the Class C Notes (at their Invested
                  Amount or their Stated Amount if so agreed by the Class C
                  Noteholders) and any amounts which would be required under the
                  Security Trust Deed to be paid in priority or pari passu with the Class C Notes if the security for the Notes were being enforced; and

         (b)      all Class B Notes have been redeemed in full before that
                  Quarterly Repayment Date or will be redeemed in full on that
                  Quarterly Repayment Date.

7.4      TAX EVENT

         If the Manager satisfies the Trustee and the Note Trustee immediately prior to giving the notice referred to below that either:

         (a)      on the next Quarterly Payment Date the Trustee (or a Paying
                  Agent) would be required to deduct or withhold from any
                  payment of principal or interest in respect of the Notes or a
                  Currency Swap in respect of any Offshore Notes any amount for or on account of any present or future taxes, duties,
                  assessments or governmental charges of whatever nature
                  imposed, levied, collected, withheld or assessed by the
                  Commonwealth of Australia or any of its political
                  sub-divisions or any of its authorities; or

         (b)      the total amount payable in respect of interest in relation to any of the Purchased Receivables for a Collection Period
                  ceases to be receivable (whether or not actually received) by the Trustee during such Collection Period (but, for the
                  avoidance of doubt, this paragraph does not apply to the
                  failure by the Trustee to receive any interest on any
                  Purchased Receivable merely by reason of the failure by the relevant Obligors to pay that interest in breach of the
                  relevant Purchased Receivable),

         the Trustee must, when so directed by the Manager, at the Manager's option (provided that the Trustee will be in a position on such
         Quarterly Payment Date to discharge (and the Manager will so certify to the Trustee and the Note Trustee all its liabilities in respect of those Notes (at their Invested Amount or if the Noteholders of those
         Notes have agreed by Extraordinary Resolution and have so notified the
         Trustee and the Manager not less than 21 days before such Quarterly
         Payment Date, at their Stated Amount) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with those Notes if the security for the Notes were being enforced), having given not more than 60 nor less than 45 days' notice to the Noteholders of those Notes (and all other Noteholders whose
         Notes are to be redeemed at the same time), in accordance with
         Condition 12 for any Offshore Notes redeem all, but not some only, of those Notes at their Invested Amount (or, if the Class A Noteholders by
         Extraordinary Resolution have so agreed, at their Stated Amount)
         together with accrued interest to (but excluding) the date of redemption on

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         any subsequent Quarterly Payment Date, provided that the Class A
         Noteholders may by Extraordinary Resolution elect, and shall notify the
         Trustee and the Manager not less than 21 days before the next Quarterly
         Payment Date following the receipt of notice of such proposed redemption, that they do not require the Trustee to redeem the Class A
         Notes.

7.5      FULL SATISFACTION

         Repayment and redemption of Class A Notes, Class B Notes or Class C
         Notes in accordance with clause 7.1, 7.2, 7.3 or 7.4 (as the case may
         be) shall be in full satisfaction of the Trustee's obligations under the relevant Notes.

8.       SUBSTITUTION AND REMOVAL OF PURCHASED RECEIVABLES

--------------------------------------------------------------------------------

8.1      APPROVED SELLER SUBSTITUTION

         (a)      The Trustee must, at the direction of the Manager (at the
                  Manager's option), at any time replace a Receivable of the
                  Trust which has been repurchased by the Approved Seller under clause 12.6(d) of the Master Trust Deed using the funds
                  received from the repurchase to purchase a substitute Eligible
                  Receivable from the Approved Seller, if available.

         (b)      The Approved Seller may elect to sell a substitute Receivable to the Trustee (which the Trustee shall acquire if it is
                  directed by the Manager to do so), provided the substitute
                  Receivable satisfies the following requirements:

                  (i)      it complies with the Eligibility Criteria;

                  (ii)     at the time of substitution, the substitute
                           Receivable has a maturity date no later than the date
                           being 2 years prior to the Final Maturity Date;

                  (iii)    the substitution will not adversely affect the Rating
                           of any Notes;

                  (iv)     the relevant Mortgage Insurer has confirmed that the
                           substitute Receivable is covered by the relevant
                           Mortgage Insurance Policy; and

                  (v)      it is selected by the Manager in accordance with
                           clause 8.3.

8.2      OTHER SUBSTITUTIONS

         The Trustee must, at the direction of the Manager (at the Manager's option), at any time:

         (a)      replace a Mortgage relating to a Purchased Receivable;

         (b)      allow an Obligor to replace the Mortgaged Property secured by such a Mortgage; or

         (c)      allow an Obligor to refinance a Purchased Receivable to
                  purchase a new Mortgaged Property,

         provided that all of the following conditions are met:

                  (i)      the same Obligor or Obligors continue to be the
                           Obligor or Obligors under the replacement Mortgage
                           and that Purchased Receivable or refinanced
                           Receivable (as the case may be);

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                  (ii)     either the replacement Mortgage, or the replacement
                           Mortgaged Property, do not result in the relevant
                           Purchased Receivable failing to comply with the
                           Eligibility Criteria or the refinanced Receivable
                           satisfies the Eligibility Criteria (as the case may
                           be);

                  (iii)    any such replacement or refinancing occurs
                           simultaneously with the release of the previous
                           Mortgage, Mortgaged Property or Receivable (as the
                           case may be);

                  (iv)     the principal outstanding under the relevant
                           Receivable is, after the replacement or refinancing,
                           the same as before that replacement or refinancing;
                           and

                  (v)      clause 8.3 applies.

8.3      SELECTION CRITERIA

         (a)      The Manager will apply the following criteria (in descending order of importance) when selecting a substitute Eligible
                  Receivable under clause 8.1 or approving a substitution under clause 8.2:

                  (i)      the substitute Eligible Receivable will have an
                           Unpaid Balance within A$30,000 of the outgoing
                           Eligible Receivable's Unpaid Balance, as determined
                           at the time of substitution;

                  (ii)     an outgoing owner-occupied or investment Mortgage
                           will be replaced by another owner-occupied or
                           investment Mortgage (as the case may be);

                  (iii)    the substitute Eligible Receivable will have a then
                           current LVR no more than five per cent (5%) greater
                           than the outgoing Eligible Receivables then current
                           LVR, as determined at the time of substitution;

                  (iv)     an outgoing Eligible Receivable will be substituted
                           by another Eligible Receivable with a security
                           property located in the same State or Territory;

                  (v)      an outgoing Eligible Receivable will be substituted
                           by another Eligible Receivable with a security
                           property with the same or similar postcode; and

                  (vi)     in the case of substitution under clause 8.1, the
                           substitute Eligible Receivable will have the closest
                           original loan amount to that of the outgoing Eligible
                           Receivable.

         (b)      The Trustee is entitled to rely on the information provided by the Manager in this regard.

8.4      REMOVAL OF PURCHASED RECEIVABLES - TOP UPS

         (a)      If during any Collection Period an Obligor requests from the
                  Servicer an increase in the principal balance under the
                  Receivable Agreement for the relevant Purchased Receivable
                  (other than as a Redraw) and that request is approved by the
                  Servicer, the Manager must direct the Trustee to offer to
                  transfer that Purchased Receivable from the Trust to St.George subject to this clause 8.4 unless it is a Further Advance made in accordance with clause 5.8.

         (b)      If the Trustee receives a direction from the Manager under paragraph (a) in respect of a Purchased Receivable, it must deliver to St.George an offer in writing to extinguish the

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                  Trustee's equitable title to the relevant Purchased
                  Receivables in favour of St.George. The Manager must prepare that offer on behalf of the Trustee, and that offer must
                  specify:

                  (i)      details of the Purchased Receivable;

                  (ii)     the proposed date of extinguishment of equitable
                           title;

                  (iii)    the unpaid principal amount of the Purchased
                           Receivable;

                  (iv)     the Unpaid Balance of the Purchased Receivable as at
                           the proposed date of extinguishment of equitable
                           title; and

                  (v)      such other details as St.George reasonably requires
                           in such offers from time to time.

         (c)      If St.George receives an offer under paragraph (b) in respect of a Purchased Receivable it may, but is not obliged to,
                  accept that offer by paying the Unpaid Balance of that
                  Purchased Receivable on the date of extinguishment. On that payment, and without the need for any person to do any other act, matter or thing:

                  (i)      the Trustee shall cease to have any interest in the
                           relevant Purchased Receivables and related Receivable
                           Rights;

                  (ii)     St.George shall hold both the legal and beneficial
                           interest in those Purchased Receivables and
                           Receivable Rights and be entitled to all interest and
                           fees that accrue in respect of them from (and
                           including) the date of extinguishment; and

                  (iii)    no rights or interest under or in respect of those
                           Receivables or Receivable Rights shall form part of
                           the Assets of the Trust.

         (d)      Notwithstanding any negotiations or discussions undertaken between St.George, the Manager or the Trustee prior to
                  St.George accepting the offer under paragraph (b), St.George is not obliged to accept that offer and no contract for the sale or purchase of any Purchased Receivables or related
                  Receivable Rights referred to in that offer will arise unless and until St.George accepts that offer in accordance with this clause.

         (e)      If St.George does not accept an offer under paragraph (b) to transfer a Purchased Receivable, the request by the Obligor in respect of that Purchased Receivable referred to in paragraph
                  (a) must not be accepted and the principal balance of that
                  Purchased Receivable may not be increased in accordance with that request.

9.       APPLICATION OF THRESHOLD RATE

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9.1      CALCULATION OF THRESHOLD RATE

         If at any time the Basis Swap is terminated, the Manager must, on each of:

         (a)      the earlier of:

                  (i)      the date which is 3 Business Days following the date
                           on which the Basis Swap is terminated; and

                  (ii)     the Determination Date immediately following the date
                           on which the Basis Swap is terminated; and

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         (b)      each successive Determination Date for so long as the Basis
                  Swap has not been replaced by a similar Hedge Agreement or until the Trustee and the Manager otherwise agree (and the
                  Designated Rating Agency for each Class of Notes has confirmed in writing that that agreement would not result in a
                  downgrading of the rating given to any relevant Note or the withdrawal of the rating of any relevant Note),

         calculate the Threshold Rate as at that date and notify the Trustee, the Servicer and the Approved Seller of that Threshold Rate on the relevant Payment Date.

9.2      SETTING THRESHOLD RATE

         If the Servicer is notified of a Threshold Rate under clause 9.1, it will, not more than 7 Business Days following the date on which the
         Basis Swap is terminated, ensure that the interest rate payable on each
         Purchased Receivable which is subject to a variable rate is set not less than the Threshold Rate and shall promptly notify the relevant
         Obligors of the change in accordance with the Receivable Agreements.

9.3      LOAN OFFSET DEPOSIT ACCOUNTS

         If at any time there is no current Basis Swap in place, the Servicer and the Approved Seller must ensure that the interest rates applicable to the Loan Offset Deposit Accounts are such that, if the Approved
         Seller does not meet any of its obligations under clause 5.27, the
         Servicer will not be required, as a direct result of that non-payment, to increase the Threshold Rate under this clause 9.

10.      TITLE PERFECTION EVENTS

--------------------------------------------------------------------------------

         Each of the following is a Title Perfection Event.

         (a)      (DOWNGRADE) The Approved Seller ceases to have a long term rating of at least BBB from S&P or Baa2 from Moody's.

         (b)      (EVENT OF INSOLVENCY) An Insolvency Event occurs with respect to the Approved Seller.

         (c)      (NON COMPLIANCE) The Servicer as Approved Seller fails to pay any Collections (as defined in the Servicing Agreement) within the time required under the Servicing Agreement.

         (d)      (SERVICER TRANSFER EVENT) For so long as the Servicer is also an Approved Seller to the Trust, a Servicer Transfer Event
                  occurs.

         (e)      (BREACH OF REDRAW FACILITY AGREEMENT) For so long as the
                  Approved Seller is also the Redraw Facility Provider, the
                  Redraw Facility Provider breaches its obligations,
                  undertakings or representations under the Redraw Facility
                  Agreement and such breach has had, or if continued will have, a Material Adverse Effect (as determined by the Trustee after taking appropriate expert advice).

         (f)      (BREACH OF REPRESENTATIONS) The Approved Seller breaches any representation, warranty, covenant or undertaking made by it in a Transaction Document, which breach, if capable of remedy, is not remedied within 30 days of the earlier of:

                  (i)      the Approved Seller becoming aware of the breach; and

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                  (ii)     the Approved Seller being notified of the breach by
                           the Trustee, Manager or Servicer.

11. BENEFICIARY

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11.1     ISSUE OF UNITS

         (a)      The beneficial interest in the Trust will be constituted by the issue of:

                  (i)      a single residual capital unit (the RESIDUAL CAPITAL
                           UNIT); and (ii) a single residual income unit (the
                           RESIDUAL INCOME UNIT).

                  The holders of the Residual Capital Unit and the Residual
                  Income Unit (each, a UNIT) hold the beneficial interest in the
                  Trust in accordance with the Master Trust Deed and this
                  Supplementary Terms Notice.

         (b)      The Trustee must, on receipt of the issue price of each Unit specified below, issue the relevant Unit by registering the holder in the register kept under this clause 11.

         (c)      A failure by the Trustee to issue a Unit does not affect a
                  Beneficiary's rights as a beneficiary of the Trust under the
                  Master Trust Deed and this Supplementary Terms Notice.

11.2     RESIDUAL CAPITAL UNIT

         (a)      The holder of the Residual Capital Unit is Allens Arthur
                  Robinson Corporate Advisory Pty Ltd.

         (b)      The issue price of the Residual Capital Unit is the amount of
                  $10, paid on establishment of the Trust.

         (c)      The Residual Capital Beneficiary has no right to receive
                  distributions in respect of the Trust other than the right to receive an amount of $10 on the termination of the Trust. The
                  Residual Capital Unit may not be redeemed at any other time or in any other way.

         (d)      The Residual Capital Unit is not transferable except that the
                  Residual Capital Beneficiary may transfer the Residual Capital
                  Unit to the Residual Income Beneficiary provided that the
                  Trustee and the Note Trustee have received a tax opinion, in a form and substance acceptable to the Trustee (acting
                  reasonably), that the transfer of the Residual Capital Unit will not adversely affect the taxation treatment of the Trust and each of the other parties to this Supplementary Terms
                  Notice, after being given prior notice in writing, is
                  reasonably satisfied that they and the Noteholders will not be adversely affected by the transfer of the Residual Capital
                  Unit to the Residual Income Beneficiary.

         (e)      No other Residual Capital Units may be issued.

11.3     RESIDUAL INCOME UNIT

         (a)      The holder of the Residual Income Unit is Crusade Management
                  Limited.

         (b)      The issue price of the Residual Income Unit is the amount of
                  $10, paid on establishment of the Trust.

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         (c)      The beneficial interest held by the Residual Income
                  Beneficiary is limited to the Trust and each Asset of the
                  Trust (subject to the rights of the Residual Capital
                  Beneficiary under clause 11.2) subject to and in accordance with the Master Trust Deed and this Supplementary Terms
                  Notice.

         (d)      Subject to clause 24 of the Master Trust Deed, the Residual
                  Income Beneficiary has no right to receive distributions in respect of the Trust other than:

                  (i)      the right to receive distributions in respect of the
                           Trust under the Master Trust Deed and this
                           Supplementary Terms Notice to the extent that Excess
                           Distributions are available for distribution under
                           the Master Trust Deed and this Supplementary Terms
                           Notice; and

                  (ii)     the right to receive on the termination of the Trust
                           the entire beneficial interest of the Trust, subject
                           to the rights of the Residual Capital Beneficiary.

         The Residual Income Unit may not be redeemed at any other time or in any other way.

         (e)      The Residual Income Unit is not transferable. (f) No other
                  Residual Income Units may be issued.

11.4     UNIT REGISTER

         (a)      The entitlement of any person to a Unit will be evidenced by registration in the register maintained under this clause 11.4
                  (the UNIT REGISTER).

         (b)      The Trustee will keep the Unit Register at its registered
                  office in a form that it considers appropriate and will enter the following particulars:

                  (i)      the name and address of each Beneficiary;

                  (ii)     the date on which the name of each Beneficiary is
                           entered in the Unit Register;

                  (iii)    the date on which each Beneficiary ceases to be
                           registered as a Beneficiary;

                  (iv)     the subscription moneys initially paid for each Unit;
                           and

                  (v)      any other details which the Trustee may consider
                           necessary or desirable.

         (c)      Each Beneficiary shall promptly notify the Trustee in writing of any change of name or address and the Trustee will alter the Unit Register accordingly.

         (d)      The Beneficiary may not assign, or create or allow to exist any Security Interest over, its rights or interests in respect of the Trust if to do so would have a Material Adverse Effect or might have an adverse tax consequence in respect of the
                  Trust.

         (e)      Without limiting clause 11.1, the interest of a Beneficiary will be constituted by registration in the Unit Register.

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12.      NOTE TRUSTEE

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12.1     CAPACITY

         The Note Trustee is a party to this Supplementary Terms Notice in its capacity as trustee for the Offshore Noteholders from time to time under the Note Trust Deed.

12.2     EXERCISE OF RIGHTS

         (a)      The rights, remedies and discretions of the Offshore
                  Noteholders under the Transaction Documents including all
                  rights to vote or give instructions to the Security Trustee and to enforce undertakings or warranties under the
                  Transaction Documents, except as otherwise provided in the
                  Note Trust Deed or the Security Trust Deed, may only be
                  exercised by the Note Trustee on behalf of the Offshore
                  Noteholders in accordance with the Note Trust Deed.

         (b)      The Offshore Noteholders, except as otherwise provided in the
                  Note Trust Deed or the Security Trust Deed, may only exercise enforcement rights in respect of the Mortgaged Property
                  through the Note Trustee and only in accordance with the
                  Transaction Documents.

12.3     REPRESENTATION AND WARRANTY

         The Note Trustee represents and warrants to each other party to this
         Supplementary Terms Notice that it has the power under the Note Trust
         Deed to enter into the Transaction Documents to which it is a party and to exercise the rights, remedies and discretions of, and to vote on behalf of the Offshore Noteholders, in each case subject to the terms of the Transaction Documents.

12.4     PAYMENTS

         Any payment to be made to the Offshore Noteholders under the
         Transaction Documents may be made to the Principal Paying Agent or the
         Note Trustee (as the case may be) in accordance with the Agency
         Agreement and the Note Trust Deed.

12.5     PAYMENT TO BE MADE ON BUSINESS DAY

         If any payment is due under a Transaction Document on a day which is not a Business Day the due date will be the next Business Day unless that day falls in the next calendar month, in which case the due date will be the preceding Business Day.

13.      COMPLIANCE WITH SECURITY TRUST DEED

--------------------------------------------------------------------------------

         The parties to this Supplementary Terms Notice agree to comply with clause 16.9 of the Security Trust Deed.

14.      CUSTODIAN AGREEMENT

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         The Custodian Agreement is amended for the purpose of the Trust by deleting the words and between each Relevant Trust from the second/third line of clause 3.1(c).

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15.      MANAGER'S DIRECTIONS TO BE IN WRITING

--------------------------------------------------------------------------------

         Any direction given to the Trustee by the Manager under a Transaction
         Document must be in writing.

16.      UNDERTAKINGS BY APPROVED SELLER AND SERVICER

--------------------------------------------------------------------------------

         Each of the Seller and Servicer undertakes that:

         (a)      it will not allow the interest rate on a Purchased Receivable which is a Fixed Rate Loan to be re-fixed at the end of its fixed rate term if it will result in a downgrade or withdrawal of the rating of any Notes;

         (b)      it will not allow a Purchased Receivable to convert from a
                  Fixed Rate Loan to a Floating Rate Loan, or from a Floating
                  Rate Loan to a Fixed Rate Loan, if that conversion would
                  result in a downgrade or withdrawal of the rating of any
                  Notes;

         (c)      it must ensure that if the use of any Mortgaged Property which relates to a Purchased Receivable from owner occupied to
                  investment, or from investment to owner occupied, the relevant
                  Purchased Receivable continues to satisfy the Eligibility
                  Criteria; and

         (d)      it must not provide to any Obligor features in respect of a
                  Purchased Receivable which are additional to those that
                  applied on the Closing Date unless those additional features would not:

                  (i)      affect any Mortgage Insurance Policy relating to that
                           Purchased Receivable; (ii) result in the downgrade or
                           withdrawal of the rating of any Notes. 17. TAX REFORM

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17.1     TAXATION OF TRUSTS AND CONSOLIDATED GROUPS

         The parties acknowledge that:

         (a)      in relation to the proposed taxation of non-fixed trusts as companies:

                  (i)      the Commonwealth Government has withdrawn draft
                           legislation under which non-fixed trusts would have
                           been taxed as companies from 1 July 2001;

                  (ii)     in November 2002 the Board of Taxation recommended
                           that the Government retain the current flow-through
                           treatment of distributions of non-assessable amounts
                           by non-fixed trusts rather than a company type
                           taxation model; and

                  (iii)    although the Government has not expressly agreed to
                           the recommendation of the Board of Taxation described
                           at (ii) above, on 12 December 2002 the Government
                           announced its intention to amend the taxation laws in
                           accordance with recommendations of the Board of
                           Taxation which were incidental to the recommendation
                           described at (ii) above.

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         (b)      If the Trust becomes a member of a consolidated group of
                  companies and trusts under Part 3-90 of the Income Tax
                  Assessment Act 1997 (a CONSOLIDATED TAX GROUP), the Trustee
                  could be liable for a share of a tax-related liability of the head company of that consolidated tax group (a GROUP TAX
                  LIABILITY) if:

                  (i)      the head company of the consolidated tax group does
                           not pay that group tax liability by the time it
                           becomes due and payable; and

                  (ii)     that group tax liability is not covered by a tax
                           sharing agreement which is consistent with
                           regulations made, or guidelines published by the
                           Commissioner of Taxation, concerning the allocation
                           of group tax liabilities of a consolidated tax group
                           amongst certain members of that group or which is
                           otherwise accepted by the Commissioner of Taxation as
                           allocating the group tax liabilities of the
                           consolidated tax group amongst those members on a
                           reasonable basis (a VALID TAX SHARING AGREEMENT); and

         (c)      it is in the interests of all parties, including the Trustee, the Noteholders and the Beneficiaries, that:

                  (i)      the Trustee always be in a position to pay any Tax
                           liability when due;

                  (ii)     the payment of Tax by the Trustee must not affect the
                           amount of principal or interest payable on the Notes
                           or the timing of such payments; and

                  (iii)    the Rating of the Notes be maintained.

17.2     AMENDING BILL - TAXATION OF TRUSTS

         If an amending Bill is introduced into the Federal Parliament (the
         AMENDING BILL), and the result of that amending Bill, if it becomes law, will be that the Trustee will become liable to pay Tax on the net income of the Trust (as described in clause 17.1(a)), then:

         (a)      the Manager shall promptly consult with the Trustee and each
                  Designated Rating Agency to determine what changes, if any, are necessary to the cashflow allocation methodology in clause
                  5 to achieve the objective referred to in clause 17.1(c) (the
                  OBJECTIVE);

         (b)      within 1 month of the amending Bill being introduced into
                  Federal Parliament (or such longer time as the Trustee and each Designated Rating Agency permits) the Manager shall use reasonable endeavours to provide a written recommendation to the Trustee and a draft deed amending this Supplementary Terms
                  Notice that, if executed, will achieve the Objective; and

         (c)      if and when the amending Bill becomes law, upon the Trustee being notified by the Manager that the draft deed amending this Supplementary Terms Notice will achieve the Objective
                  (and in this regard the Trustee may rely (amongst others) upon advice of tax lawyers), and each of the other parties to this
                  Supplementary Terms Notice being reasonably satisfied that they will not be adversely affected by the proposed amendments to this Supplementary Terms Notice, each party to this
                  Supplementary Terms Notice shall execute that amendment deed.

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17.3     GROUP TAX LIABILITIES

         If the Trust becomes a member of a consolidated tax group and the head company of that consolidated tax group does not at that time, or at any subsequent time, provide evidence to the satisfaction of the Trustee
         (which may rely upon the advice of tax lawyers, amongst others) that the tax liabilities of the consolidated group are covered by a valid tax sharing agreement that apportions those tax liabilities to the
         Trustee on a basis acceptable to the Trustee (and the Trustee acknowledges that a nil allocation of the group tax liabilities will be acceptable to it), then:

         (a)      the Manager shall, as soon as is practicable, direct the
                  Trustee to take steps to ensure that the Trust ceases to be a member of that consolidated group;

         (b)      the Manager shall promptly consult with the Trustee and each
                  Designated Rating Agency to determine what changes, if any, are necessary to the cashflow allocation methodology in clause
                  5 to achieve the Objective; and

                  (i)      within 2 months of such consultations commencing (or
                           such longer time as the Trustee and each Designated
                           Rating Agency permit), the Manager shall use
                           reasonable endeavours to provide a written direction
                           to the Trustee and a draft deed amending this
                           Supplementary Terms Notice that, if executed, will
                           achieve the Objective; and

                  (ii)     upon the Trustee being notified by the Manager that
                           the draft deed amending this Supplementary Terms
                           Notice will achieve the Objective (and in this regard
                           the Trustee may rely (amongst others) upon advice of
                           tax lawyers), and each of the other parties to this
                           Supplementary Terms Notice being reasonably satisfied
                           that they will not be adversely affected by the
                           proposed amendments to this Supplementary Terms
                           Notice, each party to this Supplementary Terms Notice
                           shall execute that amendment deed.

17.4     EVIDENCE OF TAX SHARING AGREEMENT

         The Manager shall procure that the head company of a consolidated tax group of which the Trust becomes a member will:

         (a)      ensure that the group tax liabilities of that consolidated tax group are covered by a valid tax sharing agreement that
                  apportions those tax liabilities to the Trustee on a basis acceptable to the Trustee (and the Trustee acknowledges that a nil allocation of the group tax liabilities will be acceptable to it); and

         (b)      provide evidence of such a tax sharing agreement being in
                  place for the purposes of clause 17.3:

                  (i)      at the time the Trust becomes a member of the
                           consolidated tax group; and

                  (ii)     on each occasion that there is any alteration,
                           amendment or replacement of a tax sharing agreement
                           covering the tax liabilities of the consolidated tax
                           group.

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17.5     OBJECTIVE

         (a)      Provided that the Trustee and each Designated Rating Agency receive written advice from an experienced and reputable tax lawyer or tax accountant to the effect that if the cashflow allocation methodology in clause 5, as amended by the deed amending this Supplementary Terms Notice, is followed, the
                  Objective will be met, and each Designated Rating Agency
                  confirms in writing that the change in Tax law or the deed amending this Supplementary Terms Notice will not result in the downgrade or withdrawal of rating of any Note:

                  (i)      the Trustee shall not be obliged to obtain the
                           consent of any Noteholder or the Residual Income
                           Beneficiary to the deed amending this Supplementary
                           Terms Notice; and

                  (ii)     subject to its terms, the deed amending this
                           Supplementary Terms Notice shall be effective when
                           executed, and may:

                           (A)      permit the Trustee to accumulate a reserve
                                    out of moneys that would otherwise be
                                    payable to the Residual Income Beneficiary;
                                    and/or

                           (B)      provide for Tax to be paid out of moneys
                                    that would otherwise have been payable to
                                    the Residual Income Beneficiary.

17.6     RESIDUAL INCOME BENEFICIARY

         Without limiting clause 17.5, in formulating a proposal to meet the
         Objective, the Manager shall have regard to the impact of any change to the cashflow allocation methodology to the Residual Income Beneficiary, and shall consider proposals made by the Residual Income Beneficiary that will enable the Trustee to meet the Objective.

18.      ACKNOWLEDGMENTS

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         (a)      The parties to the Transaction Documents agree that the Code of Banking Practice 2003 (CODE) does not apply to any
                  Transaction Document or any transaction or service under any
                  Transaction Document.

         (b)      The parties to the Transaction Documents (other than the Note
                  Trustee) acknowledge that St.George is bound by the Code in respect of its dealings with some or all Mortgagors and agree that if the application of the Code to those dealings makes an amendment to any Transaction Document necessary or desirable, in the opinion of St.George , then the parties will negotiate such amendments in good faith.

19.      SECURITY TRUST DEED

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         For the purposes of clause 1.2(c) of the Security Trust Deed, the following provisions shall apply and the Security Trust Deed is amended and supplemented accordingly.

         (a)      Subject to the provisions of this Supplementary Terms Notice and the Security Trust Deed, if there is at any time, with respect to enforcement, a conflict between a duty owed by the
                  Security Trustee to any Mortgagee or class of Mortgagees, and a duty owed by it to another

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                  Mortgagee or class of Mortgagees, the Security Trustee must give priority to the interests of the Noteholders (which, in the case of Offshore Noteholders shall be determined by the
                  Note Trustee acting on their behalf (as provided in clause
                  40.17 of the Security Trust Deed) or the Offshore Noteholders,
                  as provided herein and in the Note Trust Deed and which, in the case of:

                  (i)      Class A-1 Noteholders shall be determined by the
                           Class A-1 Noteholders;

                  (ii)     Class A-2 Noteholders shall be determined by the
                           Class A-2 Noteholders;

                  (iii)    Class A-3 Notes shall be determined by the Class A-3
                           Noteholders;

                  (iv)     Class B Noteholders shall be determined by the Class
                           B Noteholders; and

                  (v)      Class C Noteholders shall be determined by the Class
                           C Noteholders,

                          in each case as provided herein).

         (b)      Subject to the provisions of this Supplementary Terms Notice and the Security Trust Deed (other than paragraph (a) above), the Security Trustee must give:

                  (i)      priority to the interests only of the Class A
                           Noteholders if, in the Security Trustee's opinion (in
                           relation to which in determining the interests of the
                           Class A Noteholders, the Security Trustee may rely on
                           the instructions given in a resolution passed in a
                           meeting held in accordance with clause 40 of the
                           Security Trust Deed, by Class A Noteholders or their
                           Representatives holding Class A Notes representing at
                           least 75% of the aggregate Invested Amount of all
                           Class A Notes) there is a conflict between the
                           interests of the Class A Noteholders and the
                           interests of the Class B Noteholders, the Class C
                           Noteholders or the other Mortgagees;

                  (ii)     give priority to the interests only of the Class B
                           Noteholders if, in the Security Trustee's opinion (in
                           relation to which in determining the interests of the
                           Class B Noteholders, the Security Trustee may rely on
                           the instructions given in a resolution passed in a
                           meeting held in accordance with clause 40 of the
                           Security Trust Deed, by Class B Noteholders or their
                           Representatives holding Class B Notes representing at
                           least 75% of the aggregate Invested Amount of all
                           Class B Notes) there is a conflict between the
                           interests of the Class B Noteholders and the
                           interests of the Class C Noteholders, or the other
                           Mortgagees;

         (c)      Provided that the Security Trustee acts in accordance with clause 40 of the Security Trust Deed and in good faith, it shall not incur any liability to any Mortgagee for giving
                  effect to paragraphs (a) or (b) above.

         (d)      In clause 38.12(a) of the Security Trust Deed, the reference to "clause 2.2" in the first line is replaced with "clause
                  19(a) to (c) (inclusive) of the Supplementary Terms Notice".

         (e)      For the purposes of clause 40.7(e)(ii) of the Security Trust
                  Deed, on a poll, every person who is present shall have one vote for each US$10,000 (in the case of Class A-1 Noteholders)
                  or, in the case of the Class A-2 Noteholders, the Euro
                  Equivalent of US$10,000, or in the case of the A$ Noteholders, the A$ Equivalent of US$10,000 (but

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                  not part thereof) of the Secured Moneys that he holds or in respect of which he is a Representative.

         (f)      For the purposes of the Security Trust Deed, all references to
                  SERIES NOTICE are references to SUPPLEMENTARY TERMS NOTICE.

         (g)      For the purposes of clauses 7.5 and 40.17(c)(ii) of the
                  Security Trust Deed, a reference to CLASS A NOTEHOLDER or
                  CLASS A NOTEHOLDERS is a reference to OFFSHORE NOTEHOLDER or
                  OFFSHORE NOTEHOLDERS (as the case may be).

         (h)      For the purposes of the Security Trust Deed, all references to
                  "US NOTEHOLDER" and "US$ NOTEHOLDER" are references to
                  "OFFSHORE NOTEHOLDER" and all references to "A US NOTEHOLDER"
                  and "A US$ NOTEHOLDER" are references to "AN OFFSHORE
                  NOTEHOLDER".

         (i)      Clause 9.4(c) of the Security Trust Deed is amended to read as follows:

                  "(c)     If an Event of Default is a payment default in
                           respect of a subordinated Class of Notes, as long as
                           there are Class A Notes outstanding that rank prior
                           to those subordinated Notes, the Security Trustee
                           shall not take any action without the consent of the
                           Class A Noteholders (or, in the case of Class A-1
                           Noteholders, the Note Trustee on behalf of the Class
                           A-1 Noteholders, or the Class A-1 Noteholders
                           pursuant to the Note Trust Deed)."

         (j)      Class 8.1(c) of the Security Trust Deed is amended by
                  inserting the words "in its capacity as trustee of the Trust"
                  at the end of that clause.

         (k)      Clause 16.7(b) of the Security Trust Deed is amended by:

                  (i)      replacing the reference to "clause 16.1(a)(v)(D)"
                           with "clause 5.21(a)(v)(D) of the Supplementary Terms
                           Notice"; and

                  (ii)     deleting the reference to "clause 16.1(c)".

         (l)      Clause 30.2 of the Security Trust Deed is amended by replacing the reference to "clause 1.2" with "clause 1.2(c)".

         (m)      Clause 29.1(b) of the Security Trust Deed is deleted in its entirely.

         (n)      In Clause 48(d) of the Security Trust Deed, after the words
                  "with any request or directions arising directly" the word
                  "form" is amended to read "from".

         (o)      Clause 9.7(a) of the Security Trust Deed is amended by:

                  (i)      deleting after the words "subject to clause
                           40.17(d)", the words ", with the prior written
                           consent of the Noteholder Mortgagees"; and

                  (ii)     inserting, after the words "having first given notice
                           to", the words "the Noteholder Mortgagees and".

         (p)      The parties to the Security Trust Deed and the Note Trustee agree that as of the date of this Supplementary Terms Notice the Note Trustee shall be entitled to all the powers, rights, benefits and obligations of the Note Trustee under the
                  Security Trust Deed as if named as the Note Trustee in the
                  Security Trust Deed.

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20.      GOVERNING LAW

--------------------------------------------------------------------------------

         This Supplementary Terms Notice is governed by the laws of New South
         Wales. Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

21.      COUNTERPARTS

--------------------------------------------------------------------------------

         This Supplementary Terms Notice may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

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EXECUTED as a deed.

Each attorney executing this deed states that he or she has no notice, revocation or suspension of his or her power of attorney.

TRUSTEE

SIGNED SEALED AND DELIVERED for PERPETUAL
TRUSTEES CONSOLIDATED LIMITED by its
attorney under power of attorney in the
presence of:

-----------------------------------------  -------------------------------------
Witness Signature                          Attorney Signature

-----------------------------------------  -------------------------------------
Print Name                                 Print Name

MANAGER

SIGNED SEALED AND DELIVERED for CRUSADE
MANAGEMENT LIMITED by its attorney under
power of attorney in the presence of:

-----------------------------------------  -------------------------------------
Witness Signature                          Attorney Signature

-----------------------------------------  -------------------------------------
Print Name                                 Print Name

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APPROVED SELLER/SERVICER

SIGNED SEALED AND DELIVERED for ST.GEORGE
BANK LIMITED by its attorney under
power of attorney in the presence of:

-----------------------------------------  -------------------------------------
Witness Signature                          Attorney Signature

-----------------------------------------  -------------------------------------
Print Name                                 Print Name

CUSTODIAN

SIGNED SEALED AND DELIVERED for ST.GEORGE
CUSTODIAL PTY LIMITED by its attorney
under power of attorney in the presence
of:

-----------------------------------------  -------------------------------------
Witness Signature                          Attorney Signature

-----------------------------------------  -------------------------------------
Print Name                                 Print Name

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SECURITY TRUSTEE

SIGNED SEALED AND DELIVERED for P.T.
LIMITED by its attorney under power of
attorney in the presence of:

-----------------------------------------  -------------------------------------
Witness Signature                          Attorney Signature

-----------------------------------------  -------------------------------------
Print Name                                 Print Name

NOTE TRUSTEE

SIGNED SEALED AND DELIVERED by THE BANK
OF NEW YORK in the presence of:

-----------------------------------------  -------------------------------------
Witness Signature                          Signature

-----------------------------------------  -------------------------------------
Print Name                                 Print Name

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SCHEDULE 1

An Eligible Receivable means a Loan which, as at the Cut-Off Date for that Loan:

(a)      it is sourced from the Approved Seller's general portfolio of residential mortgage loans;

(b)      is secured by a Receivable Security that constitutes a first ranking mortgage over residential (owner-occupied or investment) land situated in capital city metropolitan areas or regional centres in Australia which is or will be registered under the Real Property Legislation, or where a Receivable Security is not, or will not be when registered be, a first ranking mortgage, the relevant Sale Notice includes an offer in relation to all prior ranking registered mortgages;

(c)      is secured by a Receivable Security over a Mortgaged Property which has erected on it a residential dwelling and which is required by the
         Receivable Agreement to be covered by general insurance by insurers approved in accordance with the Transaction Documents;

(d)      has an LVR less than or equal to 95% for owner occupiers and 90% for investment properties;

(e)      was not purchased by the Approved Seller but was approved and originated by the Approved Seller in the ordinary course of its business;

(f)      under which the relevant Obligor does not owe more than A$1,000,000;

(g)      the relevant Obligor in respect of which was required to repay the
         Receivable within 30 years of the Cut-Off Date;

(h)      no payment from the Obligor is in Arrears for more than 30 consecutive days;

(i)      the sale of an equitable interest, or the sale of an equitable interest, in any related Receivable Security, does not contravene or conflict with any law;

(j)      together with the related Receivable Security, has been or will be stamped, or has been taken by the relevant stamp duties authority to be stamped, with all applicable duty;

(k)      is on fully amortising repayment terms;

(l)      is secured by a Receivable Security that is covered by mortgage insurance from a Mortgage Insurer under the relevant Mortgage Insurance
         Policy for 100% of amounts outstanding under the relevant loans (but not including timely payment cover);

(m)      complies in all material respects with applicable laws, including the
         Consumer Credit Legislation;

(n)      is fully drawn;

(o)      is subject to the terms and conditions of the Approved Seller's Fixed
         Rate Loans, which bear a fixed rate of interest for up to 5 years as of the cut off date; its Great Australian Home Loan product; its Essential
         Home Loan product, or its Standard Variable Rate Home Loan product, including sub products of Loyalty Loans, which are entitled to a
         "loyalty" rate due to a home loan relationship with the Approved Seller of 5 years or more and Discount Variable Rate Home Loans and
         Introductory Fixed Rate Home Loans, which are available only for new borrowers to St.George Bank; and

(p)      which has a maturity date at least one year before the maturity date of the Notes.

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SCHEDULE 2

APPLICATION FOR A$ NOTES

CRUSADE GLOBAL TRUST NO. 2 OF 2004

--------------------------------------------------------------------------------

To: Perpetual Trustees Consolidated Limited as trustee of the Crusade Global
Trust No. 2 of 2004 (the TRUSTEE)

From:                                                           (ABN [*])
           ----------------------------------------------------
           (Name)

           of                                            (the APPLICANT).
              ------------------------------------------
                            (Address)

APPLICATION

--------------------------------------------------------------------------------

The Applicant applies for the following [Class A-3 Notes/Class B Notes/Class C
Notes] (delete whichever is not applicable) (the NOTES) to be issued by the
Trustee as trustee of the Crusade Global Trust No. 2 of 2004 (the TRUST) under the Master Trust Deed dated 14 March 1998 (as amended from time to time)
establishing the Crusade Trusts (the MASTER TRUST DEED):
1. The Notes applied for are:

2. The amount of Notes applied for is:

APPLICANT BOUND

--------------------------------------------------------------------------------

The Applicant agrees that the Notes will be issued subject to, and agrees to be bound by, the provisions of the Master Trust Deed, the Supplementary Terms
Notice in relation to the Notes dated [*] 2004 and the Security Trust Deed dated
31 December 2003 in relation to the Trust.

ACKNOWLEDGMENT BY APPLICANT
--------------------------------------------------------------------------------

The Applicant acknowledges that the liability of the Trustee to make payments in respect of the Notes is limited to its right of indemnity from the assets of the
Trust from time to time available to make such payments under the Master Trust
Deed.

The Applicant further acknowledges that:

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(a)      it has independently and without reliance on St.George Bank Limited
         (ST.GEORGE), the Trustee, the Manager or any other person (including without reliance on any materials prepared or distributed by any of the above) made its own assessment and investigations regarding its investment in the Notes;

(b)      it understands that the Notes do not represent deposit or other liabilities of St.George or Associates of St.George;

(c)      the Applicant's holding of the Notes is subject to investment risk, including possible delays in repayment and loss of income and principal invested; and

(d)      neither St.George nor any Associate of St.George in any way stands behind the capital value and/or performance of the Notes or the Assets of the Trust except to the limited extent provided in the Transaction
         Documents for the Trust.

GENERAL

--------------------------------------------------------------------------------

Payments due under the Notes may be made:

o        by cheque posted to the above address

o        to the credit of the following account:

         Name of Bank:

         Address of Bank:

         Account Details:

         Account No.:

         Name of Account:

A Marked Note Transfer of the abovementioned Notes is required: Yes/No.

Applicant's Tax File Number:

INTERPRETATION

--------------------------------------------------------------------------------

Each expression used in this Application for A$ Notes that is not defined has the same meaning as in the Master Trust Deed or the relevant Supplementary Terms
Notice.

Dated:

SIGNED:
              -------------------------------------------------

*             This Application for A$ Notes together with a cheque for the amount of the A$ Notes applied for should be sent to the Trustee at the address above.

*             Where the Applicant is a trustee, this Application for A$ Notes must be completed in the name of the trustee and signed by the trustee without reference to the trust.

*             Where this Application for A$ Notes is executed by a corporation, it must be executed either under common seal by two directors or a director and a secretary or under a power of attorney.

*             If this Application for A$ Notes is signed under a power of attorney, the attorney is taken, upon signing, to certify that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this
              Application for A$ Notes.

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SCHEDULE 3

NOTE ACKNOWLEDGMENT

CRUSADE GLOBAL TRUST NO. 2 OF 2004

--------------------------------------------------------------------------------

CLASS:

INITIAL INVESTED AMOUNT:

INTEREST RATE:

INTEREST PAYMENT DATES:

PRINCIPAL AMORTISATION DATES:

FINAL MATURITY DATE:

This confirms that:

NOTEHOLDER:

ABN (if applicable):

ADDRESS:

appears in the Register as the holder of the abovementioned Notes (the NOTES).

The Notes are issued by Perpetual Trustees Consolidated Limited (the TRUSTEE) in
its capacity as trustee of the abovementioned Trust (the TRUST) under a Master
Trust Deed dated 14 March 1998 (as amended from time to time) establishing the
Crusade Trusts (the MASTER TRUST DEED).

The Notes are issued subject to the provisions of the Master Trust Deed, the
Supplementary Terms Notice in relation to the Notes dated [*] 2004 and the
Security Trust Deed dated 31 December 2003. A copy of the Master Trust Deed, the
Supplementary Terms Notice and the Security Trust Deed are available for inspection by Note Holders at the offices of Crusade Management Limited (ABN 90
072 715 916) at St.George House, 14-16 Montgomery Street, Kogarah, New South
Wales 2217.

The Trustee's liability to make payments in respect of the Notes is limited to its right of indemnity from the Assets of the Trust from time to time available to make such payments under the Master Trust Deed and Supplementary Terms
Notice. All claims against the Trustee in relation to the Notes may only be satisfied out of the Assets of the Trust except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Trustee or its officers, employees, any agent or delegate employed by the Trustee other than in accordance with Section 53 of the Trustee Act to carry out any transactions contemplated by the Master Trust Deed, the Supplementary Terms
Notice in relation to the Notes and the Security Trust Deed referred to above.

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Each Noteholder is required to accept any distribution of moneys under the
Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

The Trustee shall not be liable to satisfy any obligations or liabilities from its personal assets except in the case (and to the extent) of any fraud, negligence or Default on the part of the Trustee or its officers, employees or an agent or delegate employed by the Trustee other than in accordance with
Section 53 of the Trustee Act to carry out any transactions contemplated by the
Master Trust Deed, the Supplementary Terms Notice in relation to the Notes and the Security Trust Deed referred to above. Neither the Trustee nor the Manager guarantees the payment of interest or the repayment of principal due on the
Notes.

This Note Acknowledgment is not a certificate of title and the Register is the only conclusive evidence of each abovementioned Noteholder's entitlement to
Notes.

Transfers of Notes must be under a Note Transfer in the form contained in
Schedule 4 to the Master Trust Deed (copies of which are available from then
Trustee at its abovementioned address). Executed Note Transfers must be submitted to the Trustee.

Each expression used in this Note Acknowledgment that is not defined has the same meaning as in the Master Trust Deed.

This Note Acknowledgment and the Notes to which it relates will be governed by the laws of the New South Wales.

Dated:

Executed in New South Wales for and on behalf of Perpetual Trustees Consolidated
Limited

--------------------------------------
Authorised Signatory

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SCHEDULE 4

NOTE TRANSFER AND ACCEPTANCE

CRUSADE GLOBAL TRUST NO. 2 OF 2004

--------------------------------------------------------------------------------

To:      Perpetual Trustees Consolidated Limited               Date Lodged [*]
         as trustee of the                                     REGISTRY USE ONLY
         Crusade Global Trust No. 2 of 2004 (the TRUSTEE)

TRANSFEROR

(Full name, ACN/ABN (if applicable) and address):

(please print)

APPLIES TO ASSIGN AND TRANSFER TO

TRANSFEREE

(Full name, ACN/ABN (if applicable) and address):

(please print)

and its/their executors, administrators or assigns

The following Notes in the Crusade Global Trust No. 2 of 2004

Number of Notes:

Class:

Initial Invested Amount:

Interest Payment Dates:

Principal Amortisation Dates:

Final Maturity Date:

Consideration Payable: $[*]

and all my/our/its property and interests in rights to those Notes and to the interest accrued on them.

TRANSFEROR
                         -------------------------------------------------------
(Signature:  see Notes)

WITNESS                                                   Date:
                ----------------------------------------

TRANSFEREE
                         -------------------------------------------------------
(Signature:  see Notes)

WITNESS                                                   Date:
                ----------------------------------------

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PAYMENTS (Tick where appropriate)

*        In accordance with existing instructions (existing holders only)

*        By cheque posted to the above address

* By credit to the following account in Australia in the name of the Transferee only

Tax File Number (if applicable):

Authorised signature of Transferee
                                      -----------------------------

Date:

NOTES:

1.       The Transferor and the Transferee acknowledge that the transfer of the
         Notes specified in this Transfer and Acceptance (the NOTES) shall only take effect on the entry of the Transferee's name in the Register as the holder of the Notes.

2.       The Transferee agrees to accept the Notes subject to the provisions of the Master Trust Deed dated 14 March 1998 (as amended from time to time) establishing the Crusade Trusts (the TRUST DEED), the
         Supplementary Terms Notice in relation to the Notes dated [*] 2004 and the related Security Trust Deed dated 31 December 2003.

3.       The Transferee acknowledges that it has independently and without reliance on St.George Bank Limited (ABN 92 055 513 070), the Trustee,
         Crusade Management Limited (ABN 90 072 715 916) (the MANAGER) or any
         other person (including without reliance on any materials prepared or distributed by any of the above) made its own assessment and investigations regarding its investment in the Notes.

4.       The Trustee's liability to make payments in respect of the Notes is limited to its right of indemnity from the assets of the abovementioned
         Trust from time to time available to make such payments under the Trust
         Deed.

5.       Where the Transferor and/or the Transferee is a trustee, this Note
         Transfer must be completed in the name of the trustee and signed by the trustee without reference to the trust.

6.       Where this Note Transfer is executed by a corporation, it must be executed either under common seal by two directors or a director and a secretary or under a power of attorney.

7.       If this Transfer and Acceptance is signed under a power of attorney, the attorney certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Note Transfer.

8.       This Note Transfer must be lodged with the Trustee for registration.

9.       The Trustee may, in the manner and for the period specified in the
         Trust Deed and any relevant Supplementary Terms Notice, close the
         Register. The total period that the Register may be closed will not exceed 30 days (or such other period agreed to by the Manager) in aggregate in any calendar year. No Note Transfer received after 4:00pm
         Sydney time on the day of closure of the Register or whilst the
         Register is closed will be registered until the Register is re-opened.

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10.      If the Transferee is a non-resident for Australian taxation purposes, withholding tax will be deducted from all interest payments unless an exemption is provided to the Trustee or withholding tax is no longer payable as a result of any change in the relevant Australian laws.

11.      The Notes covered hereby have not been registered under the United
         States Securities Act of 1933 as amended (the SECURITIES ACT) and may not be offered and sold within the United States or to or for the account or benefit of United States persons:

                  (i)      (i)      as part of their distribution at any time;
                                    or

                  (ii)     (ii)     otherwise until 40 days after the completion
                                    of the distribution of the series of Notes
                                    of which such Notes are a part, as
                                    determined and certified by the Lead
                                    Manager(s),

                  (iii)    except in either case in accordance with Regulation S
                           under the Securities Act. Terms used above have the
                           meanings given to them by Regulation S.

12.      No transfer may be made of any Notes in circumstances which would require the preparation, issue and/or filing of a prospectus in England pursuant to the Public Offers of Securities Regulations 1995 or under any replacement or subsidiary legislation or regulations, or would otherwise fail to comply with all applicable provisions of the
         Financial Services and Markets Act 2000 and all rules and regulations made thereunder.

13.      [INSERT ANY RESTRICTIONS ON THE TRANSFER OF NOTES.]

[MARKING WHERE CLAUSE 8.15 APPLIES]

14.      The Trustee certifies that the Transferor is inscribed in the Register as the holder of the Notes specified in this Note Transfer and that it will not register any transfer of such Notes other than under this Note
         Transfer before [INSERT DATE].

Dated:

For and on behalf of Perpetual Trustees Consolidated Limited as trustee of the
Crusade Trust No. 2 of 2004

--------------------------------------------

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SCHEDULE 5
                       FORM OF ANNUAL SERVICER COMPLIANCE
                              OFFICER'S CERTIFICATE

The undersigned, a duly authorized representative of St.George Bank Limited, as
Servicer ("St.George Bank" or the "Servicer"), pursuant to the agreement between
Perpetual Trustees Consolidated Limited, St.George Bank Limited and Crusade
Management Limited, dated [__], (the "Agreement"), does hereby certify that:

             1.        Capitalized terms used but not defined in this Officer's
                       Certificate have their respective meanings set forth in
                       the Agreement, unless the context requires otherwise or
                       unless otherwise defined in this Officer's Certificate.

             2.        As of the date hereof, St.George Bank is the Servicer of
                       Crusade Global Trust No. [ ] of [ ] (the TRUST[S]).

             3.        This Officer's Certificate is delivered pursuant to the
                       Agreement.

             4.        A review of the activities of the Servicer during the
                       calendar year ended September 30, _________ and of its
                       performance under the pooling and servicing agreement or
                       similar agreements was made under my supervision.

             5.        Based on such review, to my knowledge, the Servicer has
                       fulfilled its obligations under the pooling and servicing
                       agreements or similar agreements relating to the Trust[s]
                       (including the Master Trust Deed, the Servicing Agreement
                       and [the/each] Supplementary Terms Notice relating to
                       [the/a] Trust) throughout such calendar year and, except
                       as set forth in paragraph 6 below.

             6.        The following is a description of any exceptions to
                       paragraph 5 above:

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IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Servicer,
has duly executed this Officer's Certificate this     day of            ,      .

                                   ST.GEORGE BANK LIMITED

                                   as Servicer

                                   By: -----------------------------------------

                                       Name:
                                              ----------------------------------

                                       Title:
                                              ----------------------------------

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SCHEDULE 6

INDEPENDENT AUDITOR'S ANNUAL SERVICER COMPLIANCE CERTIFICATE TO THE DIRECTORS OF
CRUSADE MANAGEMENT LIMITED

--------------------------------------------------------------------------------

SCOPE

We have reviewed St.George Bank Limited's (the "Servicer's") activities for the purpose of determining its compliance with the servicing standards contained in the Master Trust Deed dated 14 March 1998, the Crusade Euro Trust Servicing
Agreement dated 19 March 1998, and the Supplementary Terms Notice (collectively the "Documents"), attached as Appendix 1, in relation to the Crusade Global
Trust No. 2 of 2004 (the "Trust") for the year ended 30 September [*], in accordance with the statement by the Division of Corporation Finance of the
Securities and Exchange Commission dated [*], and our engagement letter dated
[*].

We have reviewed the servicing standards contained in the Documents to enable us to report on whether those servicing standards are similar to those contained in the Uniform Single Attestation Program for Mortgage Bankers ("USAP"), attached as Appendix 2, which establishes a minimum servicing standard for the asset backed securities market in the United States of America. No equivalent of the
USAP exists in Australia.

The management of the Servicer is responsible for maintaining an effective internal control structure including internal control policies and procedures relating to the servicing of mortgage loans. We have conducted an independent review of the servicing standards included in Appendix 1, in order to express a statement on the Servicer's compliance with them to Crusade Management Limited.

Our review of the servicing standards has been conducted in accordance with
Australian Auditing Standards applicable to performance audits and accordingly included such tests and procedures as we considered necessary in the circumstances. In conducting our review we have also had regard to the guidance contained in the USAP. These procedures have been undertaken to enable us to report on whether anything has come to our attention to indicate that there has been significant deficiencies in the Servicer's compliance with the servicing standards contained in the Documents for the year ended 30 September [*].

Our review did not include an assessment of the adequacy of the servicing standards themselves.

This statement has been prepared for the use of Crusade Management Limited as at
30 September [*] in accordance with the requirements of the statement by the
Division of Corporation Finance of the Securities and Exchange Commission dated
[*], and the engagement letter dated [*]. We disclaim any assumption of responsibility for any reliance on this review statement, to any person other than Crusade Management Limited.

STATEMENT

Based on our review;

o        nothing has come to our attention to indicate that there has been any significant deficiencies in St.George Bank Limited's compliance with the servicing standards contained in the Master Trust Deed dated 14
         March 1998, the

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         Crusade Euro Trust Servicing Agreement dated 19 March 1998, and the
         Supplementary Terms Notice, attached as Appendix 1, in respect of the
         Crusade Global Trust No. 2 of 2004 (the "Trust") for the year ended 30
         September [*];

o        the servicing standards contained in the Master Trust Deed dated 14
         March 1998, the Crusade Euro Trust Servicing Agreement dated 19 March
         1998, and the Supplementary Terms Notice are similar to the minimum servicing standards contained in the Uniform Single Attestation Program for Mortgage Bankers ("USAP"), except for the following:

         -   Section III of USAP sets minimum servicing standards in respect of
             Disbursements. In respect of the Trust, this function is the responsibility of the Trust Manager.

[Name of organisation]

[Name and title of signatory]

Place:

Date:

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